As filed with the Securities and Exchange Commission on July 25, 2018

Registration No. 333-225844

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 2

Post-Effective Amendment No. __

ALPS SERIES TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number: (303) 623-2577

Richard C. Noyes, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and Address of Agent for Service)

With copies to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Title of Securities Being Registered: Class A and Institutional Class shares of the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund, each a series of the Registrant.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate Date of Proposed Public Offering: The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or the registration statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

This Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 for ALPS Series Trust incorporates by reference the Prospectus, Statement of Additional Information, and Part C contained in the Registrant’s Registration Statement on Form N-14 which was filed with the Commission on June 11, 2018 (Accession No: 0001398344-18-008893).

COMBINED PROXY STATEMENT AND PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

Cover Sheet

Contents of Registration Statement

Part A — Proxy Statement/Prospectus

Part B — Statement of Additional Information

Part C — Other Information

Signature Page

Exhibits

American Independence Global Tactical Allocation Fund

Institutional Class Shares (Ticker Symbol: RMAIX)

Class A Shares (Ticker Symbol: AARMX)

Class C Shares (Ticker Symbol: ACRMX)

American Independence Kansas Tax-Exempt Bond Fund

Institutional Class Shares (Ticker Symbol: SEKSX)

Class A Shares (Ticker Symbol: IKSTX)

Class C Shares (Ticker Symbol: IKTEX)

Each a Series of American Independence Funds Trust

75 Virginia Rd., Box 14

North White Plains, New York 10603

(646) 747-3469

July 25, 2018

Dear Shareholder:

We are sending this information to you because you are a shareholder of any of the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each an “Existing Fund” and together, the “Existing Funds”), each a series of American Independence Funds Trust (“AIFT”). At the request of Manifold Fund Advisors, LLC, the Existing Funds’ current investment adviser (“Current Adviser”), and after careful consideration and analysis, the Board of Trustees of AIFT approved the reorganization (the “Reorganization”) of each of the Existing Funds into identically named, newly created series (each “New Fund” and together “New Funds”) of ALPS Series Trust (“AST”), subject to the approval of the shareholders of each Existing Fund.

The proposed Reorganization will not result in any material changes to any Existing Fund’s investment objective or principal investment strategies or fundamental investment restrictions. However, upon completion of the Reorganization, Manifold Partners, LLC, an affiliate of the Current Adviser, will be the new investment adviser for the New Funds (“New Adviser”) and Lee Capital Management, L.P. will be the new sub-adviser to the American Independence Global Tactical Allocation Fund. Carret Asset Management, LLC will continue be the sub-adviser to the American Independence Kansas Tax-Exempt Bond Fund.

A Special Meeting of Shareholders (“Special Meeting”) of each Existing Fund is to be held at 1:00 p.m. on August 24, 2018, at the offices of AIFT at 75 Virginia Road, Box 14, North White Plains, New York 10603, where shareholders of each Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the corresponding New Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the Special Meeting, a proxy card for your vote at the Special Meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

As explained in the enclosed information statement, upon satisfaction of the conditions set forth in the applicable Agreement and Plan of Reorganization (“Reorganization Plan”), your current shares in the applicable Existing Fund will be exchanged for corresponding shares of the corresponding New Fund at the closing of the Reorganization, provided, that Class C shares of each of the Existing Funds will be exchanged for load-waived Class A shares in the New Funds. If the parties comply with the terms of the Reorganization Plan and supply appropriate representation letters, the exchange is expected to be a tax-deferred reorganization under federal income tax laws. You may purchase and redeem shares of the Existing Funds in the ordinary course until the last business day before the closing, although Class C shares of the Existing Funds are no longer available for purchase. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the corresponding New Fund received in connection with the Reorganization.

It is anticipated that, following the Reorganization, each New Fund’s net total annual operating expense ratio (after fee waivers and expense reimbursements) will be the same as or lower than the corresponding Existing Fund’s current net total annual operating expense ratio (after fee waivers and expense reimbursements) as a result of the New Adviser’s contractual obligation to cap each New Fund’s expenses. It is anticipated that the total operating expenses of each New Fund (before fee waivers and expense reimbursements) also will be lower than those of the applicable Existing Fund. As a result, the amount that the New Adviser will be required to waive and/or reimburse would be reduced or, perhaps, will be eliminated as the New Funds’ assets under management grow. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization. All expenses related to the Reorganization will be paid by the Advisor.

Shareholders of each Existing Fund will vote on the Reorganization of the applicable Existing Fund into the corresponding New Fund. If shareholders of an Existing Fund approve the Reorganization and certain other closing conditions are met, the Reorganization of such Existing Fund is expected to take effect immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018. At that time, the shares of the Existing Fund that you currently own will, in effect, be exchanged on a tax-deferred basis for corresponding shares of the corresponding New Fund; provided, that Class C shares of each Existing Fund will be exchanged for load-waived Class A shares of each corresponding New Fund. Shares in the New Funds will have the same aggregate net asset value as that of your Existing Fund shares at the time of the Reorganization. Shares will be exchanged as follows:

American Independence Funds Trust		ALPS Series Trust
American Independence Global Tactical Allocation Fund	→	American Independence Global Tactical Allocation Fund
American Independence Kansas Tax-Exempt Bond Fund	→	American Independence Kansas Tax-Exempt Bond Fund

The Board of Trustees of American Independence Funds Trust has unanimously approved the proposed Reorganization, at the request of the Current Adviser, subject to approval by each Existing Fund’s shareholders.

More information on the New Funds, the reasons for the proposed Reorganization and projected benefits of the Reorganization are contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to affect the Reorganization, which is expected to close immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018.

If you have questions, please contact the Existing Funds at 1-888-266-8787.

Sincerely,

Darlene T. DeRemer

President

American Independence Funds Trust

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

75 Virginia Rd., Box 14

North White Plains, New York 10603

(646) 747-3469

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 24, 2018

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (“Special Meeting”) of the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each an “Existing Fund” and together “Existing Funds”) is to be held at 1:00 p.m. on August 24, 2018, at the offices of American Independence Funds Trust (“AIFT”) at 75 Virginia Rd., Box 14, North White Plains, New York 10603.

At the Special Meeting, shareholders of each Exiting Fund will consider a proposal to approve an Agreement and Plan of Reorganization (“Reorganization Plan”) pursuant to which:

(i)	the American Independence Global Tactical Allocation Fund will transfer that portion of its assets attributable to its Institutional Class, Class A and Class C shares, respectively (in the aggregate of all of its assets) to an identically named, newly-created series (“New Global Tactical Allocation Fund”) of ALPS Series Trust (“AST”) in exchange for shares of the corresponding class of the New Global Tactical Allocation Fund; provided, that Class C shares will be exchanged for load-waived Class A shares in the New Global Tactical Allocation Fund; and

(ii)	the American Independence Kansas Tax-Exempt Bond Fund will transfer that portion of its assets attributable to its Institutional Class, Class A and Class C shares, respectively (in the aggregate of all of its assets) to an identically named, newly-created series (“New Kansas Bond Fund” and, together with the New Global Tactical Allocation Fund, each a “New Fund” and together, the “New Funds”) of AST in exchange for shares of the corresponding class of the New Kansas Bond Fund; provided, that Class C shares will be exchanged for load-waived Class A shares in the New Kansas Bond Fund.

Shares of each New Fund will be distributed proportionately to shareholders of the corresponding class of the corresponding Existing Fund; provided, that load-waived Class A shares in each New Fund will be distributed proportionately to Class C shareholders of the corresponding Existing Fund.

American Independence Fund Trust (Existing Funds)	ALPS Series Trust (New Funds)
American Independence Global Tactical Allocation Fund (Institutional Class, Class A and Class C Shares)	American Independence Global Tactical Allocation Fund (Institutional Class and Class A)
American Independence Kansas Tax-Exempt Bond Fund (Institutional Class, Class A and Class C Shares)	American Independence Kansas Tax-Exempt Bond Fund (Institutional Class and Class A)

i

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Shareholders of record of the shares of beneficial interest in each Existing Fund as of the close of business on July 16, 2018, are entitled to vote on the Reorganization of the Existing Fund at the Special Meeting or any adjournments or postponements thereof. If the necessary quorum to transact business is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Reorganization Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments or postponements of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The meeting may be held as adjourned or postponed within a reasonable time after the date set for the original meeting without further notice and in accordance with applicable law. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the SEC, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of American Independence Funds Trust,

Darlene T. DeRemer

President

American Independence Funds Trust

July 25, 2018

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 24, 2018 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at https://www.proxyonline.com/docs/AmericanIndepence2018.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Existing Funds the necessity of further solicitations to ensure a quorum at the Special Meeting.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to American Independence Funds Trust in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1)	ABC Corp.	ABC Corp.

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	Estate of John B. Smith	John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 24, 2018 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at https://www.proxyonline.com/docs/AmericanIndepence2018.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

AMERICAN INDEPENDENCE FUNDS TRUST

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

75 Virginia Rd., Box 14

North White Plains, New York 10603

(646) 747-3469

QUESTIONS & ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: July 25, 2018

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement for the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each an “Existing Fund” and together the “Existing Funds”), and a prospectus for shares of each identically named, newly-created series (each a “New Fund” and together the “New Funds”) of ALPS Series Trust (“AST”). The purpose of this Combined Proxy Statement and Prospectus (“Proxy Statement”) is to solicit votes from shareholders of the Existing Funds to approve the proposed reorganization of each Existing Fund into the corresponding New Fund (the “Reorganization”) as described in each applicable Agreement and Plan of Reorganization (each a “Reorganization Plan”) by and among American Independence Funds Trust (“AIFT”)”), on behalf of each applicable Existing Fund, AST, on behalf of each applicable New Fund, Manifold Partners, LLC, the investment adviser for the New Funds (“New Adviser”).

The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move your Existing Fund from its existing trust to another multi-series trust – AST – which Manifold Fund Advisors, LLC, the investment adviser to the Existing Funds (“Current Adviser”) believes will allow the New Fund to (i) lower total net annual fund operating expenses and the potential for even lower total net annual fund expenses if the assets of the Funds grow as expected; and (ii) be part of a series of a stable fund family with significantly greater asset under management than those in AIFT and potential economies of scale. Shareholders are expected to benefit accordingly and enjoy an improvement in the level and quality of services provided to shareholders and the Funds.

The New Adviser has negotiated services for the New Funds with third-party service providers within AST, which the New Adviser believes are more favorable in terms of cost, expertise, completeness, and efficiency than those currently provided to the Existing Funds within AIFT and their shareholders. Following the Reorganization, third-party service providers for the New Funds will be: ALPS Fund Services, Inc. (accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency) (“ALPS”) and ALPS Distributors, Inc. (distributor). INTRUST Bank, NA, will continue to serve as each Fund’s custodian. In addition, the New Funds will be overseen by a different Board of Trustees and will have different officers, including a new President, Secretary, Treasurer, and Chief Compliance Officer.

The Current Adviser believes that, following the proposed Reorganization, each New Fund’s net total annual expense ratio (after fee waivers and expense reimbursements) will be the same as or lower than each corresponding Existing Fund’s current net total annual expense ratio (after fee waivers and expense reimbursements). In addition, the Current Adviser believes that the net total operating expenses of each New Fund (before fee waivers and expense reimbursements) will be lower than those of each corresponding Existing Fund. As a result, the amount that the New Adviser will be required to waive and/or reimburse would be reduced.

The Current Adviser recommends that each Existing Fund be reorganized as a series of AST.

Question: How will the Reorganization work?

Answer: To reorganize each Existing Fund as a series of AST, a new fund with substantially the same investment objective and investment strategies as each Existing Fund, referred to as a “New Fund,” has been created as a new series of AST. If shareholders of an Existing Fund approve the Reorganization Plan, such Existing Fund will transfer that portion of its assets attributable to each class of its shares (Institutional Class, Class A and Class C for the Existing Funds) (in aggregate, all of its assets) to the corresponding New Fund in exchange for shares of each corresponding class of each New Fund; provided, that Class C shares of each Existing Fund will be exchanged for load-waived Class A shares in the corresponding New Fund (“Reorganization Shares”) and each New Fund’s assumption of all of the applicable Existing Fund’s liabilities. Each New Fund will issue Reorganization Shares with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the corresponding Existing Fund, less the liabilities it assumes from such Existing Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the corresponding Existing Fund (in liquidation of such Existing Fund) in proportion to their holdings in such class of such Existing Fund; provided, that load-waived Class A shares in each New Fund will be distributed to Class C shareholders of the corresponding Existing Fund. After the Reorganization is complete, shareholders of each Existing Fund will be shareholders of the corresponding New Fund, and each Existing Fund will wind down its business and affairs and will be dissolved.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Reorganization Plan is approved by shareholders of the applicable Existing Fund at the Special Meeting of Shareholders (“Special Meeting”), the Reorganization presently is expected to be effective immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018 (“Effective Time”).

Question: How will the Reorganization affect me as a shareholder?

Answer: If you are a shareholder of an Existing Fund, you will become a shareholder of the same class of shares of the corresponding New Fund; provided, that, if you are a Class C shareholder of an Existing Fund, you will become a Class A shareholder of the corresponding New Fund. Except with respect to the Class C shares, the New Fund shares that you receive immediately following the Reorganization will be of the same class and have a total NAV equal to the total NAV of the shares you held in the applicable Existing Fund as of the Effective Time. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-deferred to each Existing Fund and its shareholders.

The Reorganization will not shift day-to-day portfolio management responsibility for the Funds. The New Adviser will be the investment adviser for the New Funds and the Chief Investment Officer and Portfolio Manager of Current Adviser, Charles McNally, will hold the same position with the New Adviser. The portfolio manager or the portfolio management team that are responsible for managing each Existing Fund will continue to manage the New Funds. However, for the American Independence Global Tactical Allocation Fund, Lee Capital Management, L.P. will serve as the Sub-Adviser for the Fund and their portfolio management team will be co-portfolio managers of the Funds along with Mr. McNally. The investment objective and strategies of each New Fund will be substantially the same as the investment objective and strategies of the corresponding Existing Fund.

v

The Reorganization will affect certain service providers to the Existing Funds as follows:

	Existing Funds, each a series of	New Funds, each a series of
Service Providers	American Independence Funds Trust	ALPS Series Trust
Investment Adviser	Manifold Fund Advisors, LLC	Change –Manifold Partners, LLC
Sub-Advisers	American Independence Global Tactical Allocation Fund, no sub-adviser	Change American Independence Global Tactical Allocation Fund, sub-advised by Lee Capital Management, L.P.
Sub-Advisers	American Independence Kansas Tax-Exempt Bond Fund, sub-advised by Carret Asset Management, LLC	No Change American Independence Kansas Tax-Exempt Bond Fund, sub-advised by Carret Asset Management, LLC
Distributor & Principal Underwriter	Matrix 360 Distributors	Change – ALPS Distributors, Inc.
Custodian	INTRUST Bank N.A.	No Change – INTRUST Bank N.A.
Transfer Agent & Dividend Disbursing Agent	Boston Financial Data Services	Change – ALPS Fund Services, Inc
Accounting Agent	UMB Fund Services	Change – ALPS Fund Services, Inc.
Administrator	Manifold Advisors, LLC	Change – ALPS Fund Services, Inc.
Accountant	Grant Thornton LLP	Change – Cohen & Company, Ltd.

The Reorganization will move the assets of each Existing Fund from AIFT, a Delaware business statutory trust, to the corresponding New Fund, each a series of AST, also a Delaware business statutory trust. In conjunction with the Reorganization, the New Funds will operate under the supervision of a different Board of Trustees. Both AIFT and AST are governed by an agreement and declaration of trust and by-laws. The differences between the organizational documents of each of AIFT and AST are immaterial with respect to operation of the Funds. The most significant difference between the two Trusts is that each is overseen by a different Board and will have different officers, including a new President, Secretary, Treasurer and Chief Compliance Officer. More discussion on the Delaware business statutory trusts is below under “Form of Organization” in the Proxy Statement.

Question: Who will manage the New Funds?

Answer: Manifold Partners, LLC (“New Adviser”) will be primarily responsible for overseeing the management of the New Funds. The sub-adviser and portfolio managers who are primarily responsible for the day-to-day portfolio management of the American Independence Kansas Tax-Exempt Fund will manage that New Fund through new sub-advisory agreements with the respective New Adviser and New Fund. The sub-adviser of the American Independence Kansas Tax-Exempt Fund has been serving as sub-adviser to that Existing Fund since inception.

With respect to the American Independence Global Tactical Allocation Fund, Mr. Charles McNally, who is jointly employed by the Fund’s Current Adviser and the New Adviser, will continue to serve as Co-Portfolio Manager for the American Independence Global Tactical Allocation Fund. In addition, Fund will have a new sub-adviser, Lee Capital Management, L.P. (“Lee Capital Management”) and two additional Co-Portfolio Managers who are employed by Lee Capital Management. The three Co-Portfolio Managers will be responsible for the day-to-day management of the American Independence Global Tactical Allocation Fund.

As of April 1, 2018, the New Adviser had approximately $32 million in client assets under management, all managed on a discretionary basis; Lee Capital Management, L.P. had approximately $202 million in client assets under management, all managed on a discretionary basis; and Carret Asset Management, LLC had approximately $1.6 billion in client assets under management, all managed on a discretionary basis.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of a Fund?

Answer: It is anticipated that each New Fund’s total annual fund operating expenses following the Reorganization will be slightly lower than each Existing Fund’s current total annual fund operating expenses. In addition, as a result of the New Adviser’s agreement to contractually waive its fees and assume other expenses to cap each New Fund’s total annual operating expenses, as described below, the New Funds’ net expense ratios (after fee waivers/expense reimbursements) are expected to be lower than the current total annual fund operation expenses.

The Current Adviser has voluntarily agreed to reduce its fees and/or absorb expenses of each Existing Fund, through at least the closing of the Reorganization transaction, to ensure that the net annual fund operating expenses after fee waiver and/or reimbursement (excluding taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and non-Reorganization-related legal fees and expenses of Independent Trustee counsel) do not exceed:

Fund	Class A	Class C	Institutional Class
American Independence Global Tactical Allocation Fund	1.33%	1.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.87%	1.48%	0.48%

The New Adviser has agreed to contractually agreed, pursuant to an Expense Limitation Agreement, to reduce its fees and/or absorb expenses of each New Fund through January 31, 2021 to ensure that the total net annual fund operating expenses after fee waiver and/or reimbursement (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) so that the total net annual fund operating expenses do not exceed pursuant to an Expense Limitation Agreement.

Fund	Class A	Institutional Class
American Independence Global Tactical Allocation Fund	0.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.48%	0.48%

The current voluntary expense caps imposed by the Current Adviser can be terminated or changed by the Current Adviser without approval of the Board of Trustees of AIFT. The contractual Expense Limitation Agreement agreed to by the New Adviser can be terminated only by, or with the consent of, the Board of Trustees of AST. The New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Question: Will the Reorganization result in any federal income taxes?

Answer: Neither the Existing Funds nor their shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. If the parties comply with the terms of each applicable Reorganization Plan and supply appropriate representation letters, AIFT and AST will receive an opinion, based upon such representation letters and based upon certain assumptions, that the Reorganization is a tax-deferred reorganization under federal income tax laws. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal to approve each applicable Reorganization Plan can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: All expenses related to the Special Meeting and the Reorganization will be paid by the Current Adviser. Please see “VOTING INFORMATION – Solicitation of Proxies” in the accompanying Joint Proxy Statement / Prospectus for additional information.

Question: What will happen if a Reorganization Plan is not approved by shareholders?

Answer: If shareholders of an Existing Fund do not approve the applicable Reorganization Plan, the Reorganization of such Fund will not take effect and the Board of Trustees of AIFT will consider what action as it deems would be in the best interests of such Existing Fund and its shareholders, including the possibility of liquidating such Existing Fund

Question: How do I vote my shares?

Answer: You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by personally attending the meeting on August 24, 2018 at the offices of AIFT at 75 Virginia Rd., Box 14, North White Plains, New York 10603.

Question: Who do I call if I have questions?

Answer: If you have any questions about the Reorganization, Reorganization Plan, this Proxy Statement or the proxy card, please do not hesitate to call 1-888-628-8208.

COMBINED PROXY STATEMENT/PROSPECTUS

July 25, 2018

FOR THE REORGANIZATION OF

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

(each a series of American Independence Funds Trust)

75 Virginia Rd., Box 14

North White Plains, New York 10603

(646) 747-3469

IN EXCHANGE FOR SHARES OF

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

(each a series of ALPS Series Trust)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

This Combined Proxy Statement and Prospectus (“Proxy Statement”) is a proxy statement for the Existing Funds (as defined below) and a prospectus for the New Funds (as defined below). This Proxy Statement contains information you should know before voting on the following proposal with respect to the Existing Funds, as indicated below. Please read this Proxy Statement and keep it for future reference.

Proposal: To approve:

(i)	an Agreement and Plan of Reorganization (“Global Tactical Allocation Fund Plan”) by and among American Independence Funds Trust on behalf of its series the American Independence Global Tactical Allocation Fund (“Existing Global Tactical Allocation Fund”), ALPS Series Trust (“AST”), on behalf of its identically-named series (“New Global Tactical Allocation Fund”) and Manifold Partners LLC (“New Adviser”); and

(ii)	an Agreement and Plan of Reorganization (“Kansas Bond Fund Plan” and, together with the Global Tactical Allocation Fund Plan, each a “Reorganization Plan” and together, “Reorganization Plans”) by and among American Independence Funds Trust on behalf of its series the American Independence Kansas Tax-Exempt Bond Fund (“Existing Kansas Bond Fund” and, together with the Existing Global Tactical Allocation Fund, each an “Existing Fund” and together, “Existing Funds”), AST, on behalf of its identically-named series (“New Kansas Bond Fund” and, together with the New Global Tactical Allocation Fund, each a “New Fund” and together, “New Funds”) and the New Adviser.

Under each Reorganization Plan, the applicable Existing Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding New Fund in exchange for shares of each corresponding class of such New Fund (provided, that Class C shares of each Existing Fund will be exchanged for load-waived Class A shares of the corresponding New Fund) and the assumption by such New Fund of all of the liabilities of the corresponding Existing Fund. Shares of each New Fund will be distributed proportionately to shareholders of the relevant class of the applicable Existing Fund; provided, that load-waived Class A shares of each New Fund will be distributed proportionately to the Class C shareholders of the corresponding Existing Fund (“Reorganization”).

The Proposal will be considered at a special meeting of shareholders (“Special Meeting”) to be held at the offices of American Independence Funds Trust, 75 Virginia Rd., Box 14, North White Plains, New York 10603, on August 24, 2018 at 1:00 p.m.

American Independence Funds Trust (“AIFT”) is an open-end management investment company organized as a Delaware business statutory trust. AST is an open-end management investment company organized as a Delaware business statutory trust. Manifold Fund Advisors, LLC (“Current Adviser”) is the investment adviser for the Existing Funds. The New Adviser, an affiliate of the Current Adviser, will be the investment adviser for the New Funds and will be responsible for providing investment advisory and portfolio management services to the New Funds following the completion of the Reorganization. In addition, following the completion of the Reorganization, Lee Capital Management, L.P. will be the sub-adviser to the New Global Tactical Allocation Fund, and Carret Asset Management, LLC will be the sub-adviser to the New Kansas Bond Fund.

If you need additional free copies of this Proxy Statement, please contact the Existing Fund at 1-888-266-8787 or in writing at 75 Virginia Rd., Box 14, North White Plains, New York 10603. Additional copies of this Proxy Statement will be delivered to you promptly upon request. For a free copy of the Existing Fund’s annual report for the fiscal year ended October 31, 2017, please contact the Existing Fund at 1-888-266-8787 or in writing at 75 Virginia Rd., Box 14, North White Plains, New York 10603.

How the Reorganization Will Work:

•	Each Existing Fund will transfer all of its assets to the corresponding New Fund in exchange for shares of such New Fund (“Reorganization Shares”) and the assumption by such New Fund of all of the Existing Fund’s liabilities.

•	Each New Fund will issue Reorganization Shares with an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that it receives from the corresponding Existing Fund, less the liabilities it assumes from such Existing Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of such Existing Fund (in liquidation of such Existing Fund) in proportion to their holdings in such class of such Existing Fund; provided, that Class C shareholders of the Existing Funds will receive load-waived Class A shares in the corresponding New Funds.

•	After the Reorganization is complete, shareholders of each Existing Fund will be shareholders of the corresponding New Fund, and each Existing Fund will wind down its business and affairs and will be dissolved.

The Current Adviser and the Board of Trustees of American Independence Funds Trust (“AIFT Board”) considered the proposed Reorganization, and, after careful consideration, the Board approved the Reorganization based upon the Current Adviser’s recommendation. A copy of the form of each Reorganization Plan is attached to this Proxy Statement as Appendix A. As further described later in this Proxy Statement, each Reorganization Plan is required to be approved by a majority of the shares represented at that meeting, either in person or by proxy. Accordingly, shareholders of each Existing Fund are being asked to vote on and approve each applicable Reorganization Plan.

Each Existing Fund’s Prospectus dated March 1, 2018 and Annual Report to Shareholders for the fiscal year ended October 31, 2017, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to AIFT at 75 Virginia Rd., Box 14, North White Plains, New York 10603, through the Internet at www.americanindependence.com or by calling 1-888-266-8787.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

•	The Prospectus and Statement of Additional Information for each Existing Fund dated March 1, 2018 are incorporated by reference to Post-Effective Amendment No. 130 to AIFT’s Registration Statement on Form N-1A (File No. 811-21757), filed with the SEC on February 28, 2018.

•	The Report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Funds is incorporated by reference to the Annual Report of the Existing Funds for the fiscal year ended October 31, 2017, filed on Form N-CSR (File No. 811-21757) with the SEC on January 4, 2018.

•

The Semi-Annual Report of the Existing Funds is incorporated by reference to the Semi-Annual Report of the Existing Funds for the six months ended April 30, 2018, filed on Form N-CSR (File No. 811-21757) with the SEC on July 6, 2018.

This Proxy Statement will be mailed on or about July 30, 2018 to shareholders of record of the Existing Funds as of July 16, 2018 (“Record Date”).

Copies of these materials and other information about AST, the Existing Funds and the New Funds are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Funds:	For inquiries regarding the New Funds:

American Independence Global Tactical Allocation Fund American Independence Kansas Tax-Exempt Bond Fund P.O. Box 8045 Boston, MA 02266-8045 1-888-266-8787 http://americanindependence.com/

American Independence Global Tactical Allocation Fund

American Independence Kansas Tax-Exempt Bond Fund

c/o ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

1-833-287-7933

http://americanindependence.com/

Shareholder approval is required to effect the Reorganization. The Special Meeting is scheduled for August 24, 2018. If you are unable to attend the Special Meeting, please complete and return the enclosed Proxy Card by August 24, 2018.

The Board of Trustees of AIFT has unanimously approved the Proposal and requests shareholders of the Existing Funds approve the Proposal.

The SEC has not approved or disapproved the New Funds’ shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY	5
REORGANIZATION PROPOSAL	5
INFORMATION ABOUT THE REORGANIZATION	55
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	59
VOTING INFORMATION	70
INFORMATION ABOUT THE EXISTING FUND AND NEW FUND	72
LEGAL MATTERS	73
EXPERTS	73
OTHER MATTERS	74
Appendix A	A-1
Appendix B	B-1
Appendix C	C-1
Appendix D	D-1

SUMMARY

This Proxy Statement is being used by the Existing Funds to solicit proxies to vote at the Special Meeting and any adjournments or postponements thereof. The following is a summary of more complete information appearing later in this Proxy Statement or incorporated herein. You should read carefully the entire Proxy Statement, including the Reorganization Plan for each Existing Fund, the form of which is attached as Appendix A, because it contains details that are not in the summary.

Under each Reorganization Plan, each Existing Fund would be reorganized into a newly created series of AST (“Reorganization”). Each New Fund was created solely for the purpose of acquiring and carrying on the business of the applicable Existing Fund and will not engage in any operations prior to the Reorganization other than in connection with organizational activities. If shareholders of each Existing Fund approve the applicable Reorganization Plan, each Existing Fund will transfer all of its assets to the corresponding New Fund in exchange for shares of such New Fund (referred to as the Reorganization Shares) and such New Fund’s assumption of the corresponding Existing Fund’s liabilities. Each Reorganization Plan further provides that the Existing Fund will then distribute each class of Reorganization Shares, as it relates to the Existing Funds, received from the corresponding New Fund to the shareholders of the corresponding class of the corresponding Existing Fund in proportion to their holdings in such class of such Existing Fund; provided, that Class C shareholders of an Existing Fund will received their proportional share of load-waived Class A shares of the corresponding New Fund. The Reorganization, if approved by shareholders, is expected to take place immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018, although that date may be adjusted in accordance with the terms of the Reorganization Plan.

The Reorganization is expected to be a tax-deferred reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”). For information on the tax consequences of the Reorganization, see the section titled “Information about the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

The AIFT Board has fixed the close of business on July 16, 2018 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments and postponements thereof. In considering whether to approve the Reorganization, you should review the information in this Proxy Statement.

REORGANIZATION PROPOSAL

Comparison of the Existing Funds’ and the New Funds’ Investment Objectives, Strategies and Risks.

Each Existing Fund and the corresponding New Fund have substantially the same investment objectives and strategies, which are presented below. Each New Fund has been created as a new series of AST solely for the purpose of acquiring the corresponding Existing Fund’s assets and continuing its investment business and will not conduct any investment operations until after the closing of the Reorganization. For a comparison of each Existing Fund’s and the corresponding New Fund’s investment limitations, please see the section “Additional Information about the Existing Funds and the New Funds—Comparison of Investment Limitations,” below.

Investment Objective

Global Tactical Allocation Fund:

The Existing Global Tactical Allocation Fund and the New Global Tactical Allocation Fund share substantially the same investment objective:

Existing Global Tactical Allocation Fund	New Global Tactical Allocation Fund
To provide long-term capital appreciation while providing lower than average risk.	To provide long-term capital appreciation.

Kansas Bond Fund:

The Existing Kansas Bond Fund and the New Kansas Bond Fund share the same investment objective:

Existing Kansas Bond Fund	New Kansas Bond Fund
To preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes.	Identical.

Principal Investment Strategies

A discussion regarding certain principal investment strategies of the Existing Funds and the New Funds is set forth below. The principal investment strategies of the New Global Tactical Allocation Fund are substantially the same to those of the Existing Global Tactical Allocation Fund, as described more fully below. The principal investment strategies of the New Kansas Bond Fund are identical to those of the Existing Kansas Bond Fund, as described more fully below.

Global Tactical Allocation Fund:

Existing Global Tactical Allocation Fund	New Global Tactical Allocation Fund
The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio with multiple asset classes with differing correlations, the total volatility of the portfolio is expected to be lower than some, or all, of the underlying asset classes if they were held individually. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further help reduce the risk of the portfolio.

The Fund seeks long-term capital appreciation while providing lower than average risk by diversifying the portfolio across several different asset classes which have low, or negative, correlations to one another. By having a portfolio of global equity and fixed income, we expect the volatility of this balanced portfolio approach to be less volatile over time than a 100% global equity portfolio. Also, the use of cash as a tactical asset class during times of high market volatility is intended to further help reduce the risk of the portfolio.

The Fund seeks long-term appreciation by investing in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing three major asset classes: equities, fixed income, and alternative investments, in both developed and emerging market countries. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns or as a temporary investment in times of general market volatility. Allocations within each asset class are based on a macro, top-down approach focusing on fundamental credit-driven research and data to measure risk of each holding and the portfolio as a whole.

The Fund seeks long-term appreciation by investing primarily in exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”), listed on U.S. exchanges, representing two major asset classes: equities and fixed income, in both developed and emerging market countries. The Fund will not invest in levered, inverse, or active ETFs. The Fund treats cash equivalents as a tactical asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns or as a temporary investment in times of general market volatility. Allocations within each asset class are based on a macro, top-down approach focusing on quantitative research and data to measure risk of each holding and the portfolio as a whole. The investment process for the Fund is based on mathematical formulas that use data points, such as asset prices, to determine the weights for each asset held by the Fund.

Under normal market conditions, the Fund intends to invest in the following manner:

•    At least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, will be invested in equities, fixed income, and alternative investments in ETFs and ETNs listed on U.S. exchanges, representing both developed and emerging market countries; and

•   Up to 20% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in fixed income ETFs or ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, with varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

Under normal market conditions, the Fund intends to invest at least 80% (and generally as close to 100% as practical) of the Fund’s net assets, plus borrowings for investment purposes, in equities and fixed income securities indirectly through ETFs and ETNs, listed on U.S. exchanges, representing both developed and emerging market countries, including ETFs and ETNs holding fixed income securities having varying maturities and credit qualities including high yield securities (commonly known as junk bonds).

Under normal market conditions, the Fund expects to be exposed approximately 60% to global equity markets and approximately 40% to global fixed income markets. The maximum allocation to global equities is 90% and the maximum allocation to fixed income markets is 60%. The Fund has no targets or limitations on the duration or maturity of the fixed income portion of the portfolio. Duration and maturity decisions about the fixed income portion of the portfolio will be made by the advisers to the underlying ETFs and ETNs. The Fund expects these securities to experience durations of approximately 5-7 years, although these ranges may vary from time-to-time.

The Fund is a “fund of funds”. The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

The Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. Although the Fund invests primarily in ETFs and ETNs, it may also invest in shares of other types of registered investment companies, including money market funds, and global fixed income funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes.	Identical.

Main types of securities the Fund may hold:

•    ETFs and ETNs; to the extent the Fund invests in ETFs and ETNs the Fund will bear the proportionate share of the underlying expenses of the ETF or ETN

•   Short-term money market securities, including cash, money market mutual funds and Treasury Bills.

Identical.

N/A	The Fund will invest, through the ETFs and ETNs, under normal market conditions, in at least three different countries, and invest at least 40% of its assets outside the United States or, if conditions are not favorable, invest at least 30% of its assets outside the United States.

Kansas Bond Fund:

Existing Kansas Bond Fund	New Kansas Bond Fund
The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities.	Identical.

Under normal market conditions:

•    The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Sub-Adviser to be of comparable quality);

•    The Fund will maintain a dollar weighted average portfolio maturity between 7 and 12 years;

•    At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

•    At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Identical.

Main types of securities in which the Fund may invest:

•    Municipal securities from the State of Kansas

•    Municipal securities from other states and U.S. territories and possessions

•   Short-term money market securities, including cash and money market mutual funds

Main types of securities in which the Fund may invest:

•    Municipal securities from the State of Kansas

•    Municipal securities from other states and U.S. territories and possessions

•    Short-term money market securities, including cash and money market mutual funds

The Fund will invest primarily in general obligation and revenue bonds. If any security held by the Fund falls below investment grade, the Fund will put the security on its credit watch list and will generally sell the security within 90 days of such credit downgrade. The Fund does intend to principally invest in any particular sector of the municipal bond market.

The Fund will invest almost exclusively in Kansas-based securities, and may also invest in obligations of the United States government and its agencies and instrumentalities. The Fund does intend to invest in securities issued by territories or possessions of the United States.

The Fund’s buy discipline is determined by the investment mandate, as well as metrics including; duration, rating, coupon, and sector/industry. After an approved universe of bonds is identified, the portfolio managers/analysts identify specific bond issues. Each credit is analyzed to determine its credit-worthiness and risk profile prior to a buy decision.

The Fund’s sell discipline takes into consideration bonds that fall in credit quality or that are viewed as having downward pricing risk. Bonds in industries that are perceived to be undergoing significant changes may result in a deteriorating financial condition. The sell discipline is also designed to alter the complexion of portfolios as portfolio managers strategically decide to change duration, credit quality, cash flows, etc.

Principal Risks

A discussion regarding certain principal risks of investing in the Existing Funds and the New Funds is set forth below. Each Existing Fund’s and New Fund’s principal risks are substantially the same, except as noted below.

Global Tactical Allocation Fund:

Existing Global Tactical Allocation Fund	New Global Tactical Allocation Fund
Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser may make less than optimal or poor asset allocation decisions. The Adviser employs an active approach to allocation among asset classes, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Asset Allocation Risk. The Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Sub-Adviser may make less than optimal or poor asset allocation decisions. The Sub-Adviser employs an active approach to allocation among asset classes, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Sub-Adviser will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Commodities Risk. Investments in ETFs that invest in commodities, such as gold, or in commodity-linked instruments, will subject the portion of the Fund’s portfolio that invest in such ETFs to volatility that may also deviate from price movements in equity and fixed income securities. If commodities or commodity-linked gains comprise a large-enough proportion of total portfolio gains for the fiscal year, the Fund may be subject to adverse tax consequences.	Deleted.
Depositary Receipts Risk. None.	Depositary Receipts Risk. Investments indirectly in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.	Equity Securities Risk. The Fund will invest in directly and indirectly equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

ETF Risks. The following are various types of risks to which the Fund is subject, based on the types of ETFs in which the Fund will be investing:

•    General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

•    Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Identical, except “Tax Risk” has been removed, and the following risks have been added to the end of “General ETF Risk”:

An active trading market for ETF shares may not develop or be maintained. Particularly in times of market stress, the following factors could lead to variances between the market price and the underlying value of ETF shares:

• When spreads widen or premium discounts become larger than usual, investors may pay significantly more or receive significantly less than the underlying value of ETF shares when they buy or sell in the secondary market.

• Market makers or authorized participants may step away from their respective roles in making a market in shares of ETFs.

Where all or a portion of the ETF’s underlying securities trade in a market that is closed, when the market in which the ETF shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day.

• Tax Risk. In 2011, the Internal Revenue Service (“IRS”) announced it would no longer issue private letter rulings as to whether certain commodity-related investments, either directly by a mutual fund or indirectly through ETFs, produced qualifying income. As a result, there is now some uncertainty regarding the taxation of a Fund’s investments in ETFs that in turn invest in commodities or instruments linked to commodities.
Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.	Identical.

Credit Risk. The issuer of a fixed income security, including ETNs, may not be able to make interest and principal payments when due or otherwise honor its obligations. The fixed income security or ETN will lose money. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.	Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.
Duration Risk. See “Interest Rate and Duration Risk” below.	Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.
ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.	Identical, except last sentence deleted and replaced by “ETN Tax Risk” below.
ETN Tax Risk. None.	ETN Tax Risks. The U.S. federal income tax consequences of investing in ETNs are uncertain. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. For example, the IRS may recharacterize long-term capital gains that the Fund reports with respect to ETNs as ordinary income. There is also uncertainty concerning whether an ETN with respect to a commodities index will produce “qualifying income” for purposes of the requirement that at least 90% of the income of a regulated investment company must be qualifying income.

High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.	Identical.
Interest Rate and Duration Risk. In terms of the Fund’s investment in fixed income ETFs, the Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments in fixed income ETFs generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.	Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the portion of the Fund that may be invested in ETFs subject to such prepayment risk.	Identical.

Foreign Securities Risk. To the extent the Fund invests in ETFs that invest in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.	Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of ETFs held by the Fund.
Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.	Identical.
Foreign Currency Risk. Investments in ETFs denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.	Identical.

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.	Identical.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). Absent an available exemption by an exemptive order granted by the SEC or through reliance on available rules under Section 12(d) of the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order granted by the SEC to ETFs, the Fund may be able to rely on Rule 12d1-3 under the 1940. If that relief is not available, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Adviser considers prudent or may cause the Adviser to select an investment other than that which the Adviser considers to be the most suitable under the circumstances. To date, this has not been a problem for the Fund.

Because the Fund’s investments normally are concentrated in underlying ETFs and the Fund’s performance normally is directly related to the performance of such underlying ETFs, the ability of the Fund to achieve its investment objective is therefore related to the ability of the underlying ETFs to meet their investment objectives.

Identical.

Investment Company Risk. None.	Investment Company Risk. The Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.
Liquidity Risk. None.	Liquidity Risk. The Fund may invest in securities or instruments, including ETFs and ETNs, that trade in lower volumes and may make investments that are less liquid than other investments. In addition, the Fund, or the ETFs and ETNs in which the Fund invests, may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund, or the ETFs and ETNs in which the Fund invests, from being able to take advantage of other investment opportunities.
Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio and may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.	Management Risk. The Fund’s success will depend on the management of the Adviser and the Sub-Adviser and on the skill and acumen of the Adviser’s and Sub-Adviser’s personnel.
MLP ETF Risk. Investments in ETFs that invest in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector).

MLP ETF Risk. Investments in ETFs that invest primarily in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector).

Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.	REIT Risk. Investments in real estate investment trusts (REITs) by ETFs and ETNs indirectly subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.
Temporary or Defensive Measures Risk. None.	Temporary or Defensive Measures Risk. To the extent that the Fund engages in temporary or defensive measures, its ability to achieve its investment objective may be affected adversely

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

Turnover Risk. Identical.
U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law), and so these securities are subject to greater risk).	Identical.

Kansas Tax-Exempt Bond Fund

Existing Kansas Bond Fund	New Kansas Bond Fund
Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.	Identical.
Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.	Identical.
Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation which could result in a loss to the Fund.	Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.
Duration Risk. None.	Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.	Identical.
Interest Rate and Duration Risk. The Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.	Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.
Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.	Identical.
Forward Commitment Risk. The Fund may purchase or sell securities on a forward commitment basis. A forward commitment transaction is an agreement by the Fund to purchase or sell securities at a specified future date. When the Fund engages in these transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure to do so may result in the Fund missing the opportunity to obtain a price or yield considered to be advantageous. As part of an investment strategy, the Fund may sell the forward commitment securities before the settlement date or enter into new commitments to extend the delivery date into the future. Such securities have the effect of leverage on the Fund and may contribute to volatility of the Fund’s net asset value and create a higher portfolio turnover rate.	Deleted.

Investment Company Risk. None.	Investment Company Risk. The Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.
Liquidity Risk. None.	Liquidity Risk. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Management Risk. The Fund is subject to management risk, because it is an actively managed investment portfolio, and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met.	Management Risk. The Fund’s success will depend on the management of the Adviser and Sub-Adviser and on the skill and acumen of the Adviser’s and Sub-Adviser’s personnel.
Municipal Securities Risk. Municipal securities may be general obligations or revenue bonds. General obligation bonds are secured by the issuer’s full faith and credit as well as its taxing power for payment of principal or interest. Revenue bonds are payable solely from the revenues derived from a specified revenue source. These bonds involve the risk that the revenues so derived will not be sufficient to meet interest and/or principal payment obligations. Municipal securities involve the risk that an issuer may call securities for redemption, which could force the Fund to reinvest the proceeds at a lower rate of interest.	Identical.

General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.	Identical.
Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.	Identical.
Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under the 1940 Act, although the Fund is diversified for purposes of Subchapter M of the Internal Revenue Code. Consequently, the Fund may invest a greater percentage of its assets in the securities of a single issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.	Identical.
State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In June 2017, Moody’s affirmed the State of Kansas’ issuer rating at Aa2 and revised its outlook to stable from negative. In connection with that rating announcement, Moody’s observed that its outlook for municipal securities issued by the State of Kansas was changed to stable as a result of a significant income tax increase passed by the legislator in Kansas in July 2017. Moody’s noted that the additional revenues from the tax increase will reduce the state’s fiscal problems to more manageable dimensions that are consistent with similarly rated states. Nevertheless, Moody’s noted that Kansas is likely to be a below-average performer for the next few years, an expectation captured in the current Moody’s rating category.	Identical.

Tax Risk. None.	Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax.
U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law) and these securities are subject to greater risk.	Identical.

An investment in a Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that a Fund will be successful in meeting its investment objective.

Performance

The bar charts below shows how each Existing Fund’s investment results have varied from year to year since the Existing Fund’s inception. The bar chart shows the performance of each Existing Fund’s Institutional Class shares for each full calendar year since such Existing Fund’s inception. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Existing Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of each Existing Fund’s Institutional Class shares to broad-based securities market indices for the periods indicated. The indices are not actively managed and are not available for direct investment. This information provides some indication of the risks of investing in each Existing Fund or the corresponding New Fund. Past performance of an Existing Fund is not necessarily an indication of how such Existing Fund or the corresponding New Fund will perform in the future. The New Funds have no performance history, as they will not commence investment operations until after the Reorganization is completed. Following the Reorganization, each New Fund will assume the performance information of the corresponding Existing Fund and will be subject to substantially similar risks, as described above.

Existing Global Tactical Allocation Fund

Best quarter:	5.14%	Q1 2017
Worst quarter:	-5.69%	Q3 2015

The Fund’s Institutional Class share year-to-date return as of June 30, 2018 was -1.60%.

AVERAGE ANNUAL TOTAL RETURNS

For the Period Ended December 31, 2017

	1 Year	Since Inception (1)
Institutional Class Shares
Return Before Taxes	17.48%	6.80%
Return After Taxes on Distributions	15.82%	5.88%
Return After Taxes on Distributions and sale of shares	10.21%	4.97%
Class A Shares (Return Before Taxes)	10.29%	4.95%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	23.96%	9.29%(3)
Blended Benchmark (2) (reflects no deduction for fees, expenses or taxes)	15.35%	3.61%(3)

(1)	For the period September 20, 2013 through December 31, 2017.

(2)	The Blended Benchmark is a constant-weighted mix comprised of the MSCI All Country World ex-U.S. Index (50%), the Citi World Government Bond Index (40%), and the S&P 500 GSCI Commodities Index (10%). The custom benchmark is rebalanced monthly.

(3)	Since Inception return for the Blended Benchmark is from September 30, 2013 through December 31, 2017.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Existing Kansas Bond Fund

Best quarter:	3.60%	Q3 2009
Worst quarter:	-3.15%	Q4 2010

 The Fund’s Institutional Class share year-to-date return as of June 30, 2018 was -0.26%.

AVERAGE ANNUAL TOTAL RETURNS

For the Period Ended December 31, 2017

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	3.00%	2.38%	3.63%
Return After Taxes on Distributions	3.00%	2.38%	3.63%
Return After Taxes on Distributions and sale of shares	3.00%	2.55%	3.60%
Class A Shares (Return Before Taxes)	-1.75%	1.11%	2.79%
Barclays 7-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	4.49%	2.44%	4.31%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Comparison of Shareholder Fees and Annual Fund Operating Expenses

The following tables describe the expenses that you may pay if you buy and hold shares of an Existing Fund compared to the corresponding New Fund. These fees and expenses are based on expenses incurred by the Existing Fund during its most recently completed fiscal year.

The Existing Funds offer three classes of shares sold at net asset value: Institutional Class, Class A and Class C shares. The New Funds offer two class of shares sold at net asset value: Institutional Class and Class A.

Global Tactical Allocation Fund:

Institutional Class Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Global Tactical Allocation Fund Institutional Class Shares	New Global Tactical Allocation Fund Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Global Tactical Allocation Fund Institutional Class Shares	New Global Tactical Allocation Fund Institutional Class Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.51%	0.37%[1]
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.58%[2]	1.44%[3]
Fee Waiver and Expense Reimbursement	-	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	1.27%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser has voluntarily agreed to reduce the management fee and reimburse or otherwise limit the fees and expenses of the Existing Global Tactical Allocation Fund so that Net Annual Fund Operating Expenses for the Institutional Class shares will be 0.95% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Global Tactical Allocation Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021 may only be terminated before then by the Board of Trustees of AST (“AST Board”), and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Global Tactical Allocation Fund Class A Shares	New Global Tactical Allocation Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Global Tactical Allocation Fund Class A Shares	New Global Tactical Allocation Fund Class A Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.38%	0.25%
Other Expenses	0.51%	0.37%[1]
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	1.96%[2]	1.69%[3]
Fee Waiver and Expense Reimbursement	-	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	1.52%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser has voluntarily agreed to reduce the management fee and reimburse or otherwise limit the fees and expenses of the Existing Global Tactical Allocation Fund so that Net Annual Fund Operating Expenses for the Class A shares will be 1.33% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Global Tactical Allocation Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Class C Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Global Tactical Allocation Fund Class C Shares	New Global Tactical Allocation Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Global Tactical Allocation Fund Class C Shares	New Global Tactical Allocation Fund Class A Shares
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	1.00%	0.25%
Other Expenses	0.51%	0.37%[1]
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Fund Operating Expenses	2.58%[2]	1.69%[3]
Fee Waiver and Expense Reimbursement	-	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	1.52%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser has voluntarily agreed to reduce the management fee and reimburse or otherwise limit the fees and expenses of the Existing Global Tactical Allocation Fund so that Net Annual Fund Operating Expenses for the Class C shares will be 1.95% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Global Tactical Allocation Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.95% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

*	Class C shares in the Existing Global Tactical Allocation Fund will be exchanged for load-waived Class A shares in the New Global Tactical Allocation Fund.

Kansas Bond Fund:

Institutional Class Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Kansas Bond Fund Institutional Class Shares	New Kansas Bond Fund Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Kansas Bond Fund Institutional Class Shares	New Kansas Bond Fund Institutional Class Shares
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	None
Other Expenses	0.37%	0.27%[1]
Total Annual Fund Operating Expenses	0.67%[2]	0.57%[3]
Fee Waiver and Expense Reimbursement	-	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	0.48%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser has voluntarily agreed to reduce the management fee and reimburse or otherwise limit the expenses of the Existing Kansas Bond Fund so that Net Annual Fund Operating Expenses for the Institutional Class shares will be 0.48% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Kansas Bond Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e. Rule 12b-1 fees, shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Class A Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Kansas Bond Fund Class A Shares	New Kansas Bond Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Kansas Bond Fund Class A Shares	New Kansas Bond Fund Class A Shares
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.39%	0.25%
Other Expenses	0.37%	0.27%[1]
Total Annual Fund Operating Expenses	1.06%[2]	0.82%[3]
Fee Waiver and Expense Reimbursement	-	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	0.73%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser voluntarily has agreed to reduce the management fee and reimburse or otherwise limit the expenses of the Existing Kansas Bond Fund so that Net Annual Fund Operating Expenses for the Class A shares will be 0.87% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Kansas Bond Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e. Rule 12b-1 fees, shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

Class C Shares

Shareholder Fees (fees paid directly from your investment)

	Existing Kansas Bond Fund Class C Shares	New Kansas Bond Fund Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.25%
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Existing Kansas Bond Fund Class C Shares	New Kansas Bond Fund Class A Shares
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	1.00%	0.25%
Other Expenses	0.37%	0.27%[1]
Total Annual Fund Operating Expenses	1.67%[2]	0.82%[3]
Fee Waiver and Expense Reimbursement	-	(0.09)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	-	0.73%

1.	The New Fund’s “Other Expenses” have been estimated and restated based on contractual arrangements with the New Fund’s current service providers.

2.	In order to keep the expense ratios of each of the share classes competitive, the Current Adviser voluntarily has agreed to reduce the management fee and reimburse or otherwise limit the expenses of the Existing Kansas Bond Fund so that Net Annual Fund Operating Expenses for the Class C shares will be 1.48% of the Fund’s average net assets for such class of shares. The voluntary expense limitation does not apply to any taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel.

3.	The New Adviser has contractually agreed to limit the amount of the New Kansas Bond Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution service fees (i.e. Rule 12b-1 fees, shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business, to 0.48% of the Fund’s average daily net assets. This contractual expense limitation agreement will be in effect through January 31, 2021, may only be terminated before then by the AST Board, and is reevaluated on an annual basis. With respect to the Fund, the New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

*	Class C shares in the Existing Kansas Bond Fund will be exchanged for load-waived Class A shares in the New Kansas Bond Fund.

Fee Table Example

The Examples below are intended to help you compare the costs of investing in each Existing Fund and the corresponding New Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to each New Fund, the Examples assume that the Reorganization has been completed. The Examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Global Tactical Allocation Fund:

	1 year	3 years	5 years	10 years
Existing Global Tactical Allocation Fund (Institutional Class)	$161	$499	$860	$1,878
New Global Tactical Allocation Fund (Institutional Class) (Pro Forma)	$129	$421	$753	$1,692

	1 year	3 years	5 years	10 years
Existing Global Tactical Allocation Fund (Class A)	$763	$1,155	$1,571	$2,729
New Global Tactical Allocation Fund (Class A) (Pro Forma)	$721	$1,045	$1,409	$2,428

	1 year	3 years	5 years	10 years
Existing Global Tactical Allocation Fund (Class C)	$361	$802	$1,370	$2,915

Kansas Bond Fund

	1 year	3 years	5 years	10 years
Existing Kansas Bond Fund (Institutional Class)	$68	$214	$373	$835
New Kansas Bond Fund (Institutional Class) (Pro Forma)	$49	$164	$300	$696

	1 year	3 years	5 years	10 years
Existing Kansas Bond Fund (Class A)	$528	$748	$985	$1,664
New Kansas Bond Fund (Class A) (Pro Forma)	$496	$658	$843	$1,378

	1 year	3 years	5 years	10 years
Existing Kansas Bond Fund (Class C)	$270	$526	$907	$1,976

Portfolio Turnover

Each Existing Fund pays, and each New Fund will pay upon the completion of the Reorganization, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Fee Table Examples above, affect the Fund’s performance. During the most recent fiscal year ended October 31, 2017, the portfolio turnover for the Existing Funds was:

Fund	Portfolio Turnover Rate
Existing Global Tactical Allocation Fund	138% of the average daily value of the Fund’s portfolio
Existing Kansas Bond Fund	9% of the average daily value of the Fund’s portfolio

Comparison of Expense Limitations

The Current Adviser contractually agreed to waive its management fee and/or reimburse fees and expenses for each class of shares of each Existing Fund through February 28, 2018. As described in the footnotes to the Fee Table above, starting on March 1, 2018, the Current Adviser voluntarily agreed to waive its fees and reimburse expenses for each class of shares of each Existing Fund until the Reorganization is completed. In connection with the Reorganization, the New Adviser has contractually agreed to limit the amount of the Total Annual Fund Operating Expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) pursuant to an Expense Limitation Agreement to 0.95% of the Global Tactical Allocation Fund’s average daily net assets and 0.48% of the Kansas Bond Fund’s average daily net assets through January 31, 2021. This Expense Limitation Agreement may not be terminated except by the Board of Trustees of AST (“AST Board”).

As of October 31, 2017, the following tables provide information for each of the Existing Funds as to the maximum amount of fees and expenses waived and/or paid by the Current Adviser for which the New Adviser is entitled to seek reimbursement. If the Reorganization is approved, the Current Adviser has agreed not to seek to recoup amounts waived or expenses reimbursed for each Existing Fund.

Existing Global Tactical Allocation Fund:

Expiring In	Maximum Amount
2018	$173,297
2019	$260,523
2020	$317,597

Existing Kansas Bond Fund

Expiring In	Maximum Amount
2018	$227,660
2019	$235,816
2020	$236,681

Additional Information about the Existing Funds and the New Funds

Below is additional information about each Existing Fund’s and the corresponding New Fund’s investment objective and risks (referred to as “Funds” in this section). The additional information for the New Funds and Existing Funds is identical, except as noting below.

Additional Information about Fund Investments

The investment objective, principal investment strategies and primary risks of the Funds are discussed above. Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (“SAI”) for each of the Existing Funds and the New Funds.

Information	Existing Funds	New Funds
Diversification (Kansas Bond Fund only)	Classified as non-diversified under the 1940 Act.	Identical.
80% Policy (Kansas Bond Fund only)	The Kansas Bond Fund has a policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name. If a Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.	Identical.
Temporary Defensive Policy	Under adverse market conditions, each Existing Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations. To the extent that a Fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.	Under adverse market conditions, each Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations or invest in other securities that the Adviser believes are less risky than those normally invested in by the Fund. For example, the New Global Tactical Allocation Fund may invest to a greater extent in securities with exposure to the United States to prevent anticipated losses by the New Global Tactical Allocation Fund.

CFTC Regulatory Consideration

The Funds may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act, as amended (“CEA”), including an exemption from registration as a commodity pool operator (“CPO”). The Funds may invest in commodity interests indirectly through other investment companies.

The Funds have claimed an exemption from the definition of CPO under the CEA, and therefore is not currently subject to registration or regulation as a CPO under the CEA.

In the event the Adviser or a sub-adviser decides to purchase and sell derivative instruments in excess of the amount permitted under this exemption and, to the extent the Trust on behalf of the Funds is not otherwise eligible to claim a CPO registration exclusion from CFTC regulation, the Trust may determine to operate subject to CFTC regulation and may incur additional expenses.

Deleted.
Manager-of-Managers Exemptive Relief	N/A	Each New Fund intends to rely on an exemptive order that would permit (i) the New Adviser to each New Fund to enter into and materially amend sub-advisory agreements without shareholder approval and (ii) utilize relief granted by the SEC from certain disclosure requirements that would be otherwise applicable.

Additional Information about Co-Administration Agreement

Information	Existing Funds	New Funds
Payable to Adviser	0.125%	None

Additional Information about Distribution Plans and Shareholder Servicing Plans

Information	Existing Funds	New Funds
Distribution Plans (Class A shares only)

Each of the Funds has adopted a plan that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares.

Each Fund can pay distribution and service fees at an annual rate of up to 0.50% of its Class A Share assets. These fees consist of up to 0.25% for shareholder services of the Class A Share assets, and up to 0.25% of the

Class A Share assets for distribution services and expenses, as defined by FINRA.

Currently, the AITF Board is authorizing 0.13% and 0.14%, respectively, of the shareholder servicing fees in Class A for the Existing Global Tactical Allocation Fund and the Existing Kansas Bond Fund.

Each of the Funds has adopted a plan that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares.

Each Fund can pay distribution and service fees at an annual rate of up to 0.25% of its Class A Share assets.

Shareholder Servicing Plans (Class A shares only)	N/A

Each of the Funds has adopted a plan that allows its Class A shares to pay a shareholder servicing fee. Each Fund can pay shareholder servicing fees at an annual rate of up to 0.25% of its Class A Share assets.

As of the date of this document, the Board has not authorized any payments under either shareholder servicing plan.

Additional Information about Risks

There are inherent risks associated with each Fund’s principal investment strategies. The factors that are most likely to have a material effect on a Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of each Fund are summarized in each Fund’s “Summary Section” above and further described below. The Funds may be subject to additional risks other than those described because, among other reasons, the types of investments made by the Funds may change over time. For additional information regarding risks of investing in the Funds, please see the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Funds.

The principal risks associated with investing in the Funds are summarized in “Principal Investment Strategies, Risks and Performance” of each Fund’s prospectus and herein. A summary matrix of risks by each Fund is provided below. Following the risk matrix, you will find more detailed descriptions of these risks. The risks listed below are substantially similar for the Existing Funds and the New Funds, although certain risks have been added, deleted, or renamed, and others have been reclassified as subcategories of other risks.

Description of Risk	Global Tactical Allocation Fund		Kansas Tax-Exempt Bond Fund
	Existing	New	Existing	New
Asset Allocation Risk	X	X
Call Risk			X	X
Commodities Risk	X
Depositary Receipts Risk		X
Equity Securities Risk	X	X
ETF and Other Investment Company Risk / ETF Risk	X	X
General ETF Risk	X	X
Tax Risk	X
Tracking Error Risk	X	X
Fixed Income Securities Risk	X	X	X	X
Credit Risk	X	X	X	X
Duration Risk		X		X
ETN Risk	X	X
ETN Tax Risk		X
Extension Risk			X	X
High Yield Securities Risk	X	X
Interest Rate Risk		X		X
Interest Rate and Duration Risk	X		X
Prepayment Risk	X	X	X	X
Foreign Securities Risk	X	X
Emerging Markets Risk	X	X
Foreign Currency Risk	X	X
Political and Economic Factors Risk	X	X
Fund of Funds Structure Risk	X	X
Investment Company Risk		X		X
Liquidity Risk	X	X	X	X
Management Risk	X	X	X	X
MLP ETF Risk / MLP Risk	X	X
Municipal Securities Risk			X	X
General Obligations Risk			X	X
Revenue Bonds Risk			X	X
Non-Diversified Fund Risk			X	X
Real Estate Investment Trusts Risk	X	X
Recent Market Events Risk	X		X
State Specific Risk			X	X
Tax Risk			X	X
Temporary or Defensive Measures Risk		X
High Portfolio Turnover Rate Risk	X	X
U.S. Government Obligations Risk	X	X	X	X

(Global Tactical Allocation Funds only, New Fund refers to “Sub-Adviser” instead of “Adviser”) Asset Allocation Risk. The American Independence Global Tactical Allocation Fund’s investment performance depends on how its assets are allocated and reallocated. A principal risk of investing in the Fund is that the Adviser [Sub-Adviser] may make less than optimal or poor asset allocation decisions. The Adviser [Sub-Adviser] employs an active approach to allocation among sectors, but there is no guarantee that such allocation techniques will produce the desired results. It is possible that the Adviser [Sub-Adviser] will focus on an investment that performs poorly or underperforms other investments under various market conditions.

(Kansas Bond Funds only) Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

(Existing Global Tactical Allocation Fund only) Commodities Risk. Investments in ETFs that invest in commodities, such as gold, or in commodity-linked instruments, will subject the portion of the Fund’s portfolio that invest in such ETFs to volatility that may also deviate from price movements in equity and fixed income securities. If commodities or commodity-linked gains comprise a large-enough proportion of total portfolio gains for the fiscal year, the Fund may be subject to adverse tax consequences.

(New Global Tactical Allocation Fund only) Depositary Receipts Risk. Investments indirectly in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. Unsponsored depositary receipts are organized independently, without the cooperation of the issuer of the underlying securities. Therefore, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. Please see “Foreign Currency Risk” below under “Foreign Securities Risk”.

(Existing Global Tactical Allocation Fund only) Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

(New Global Tactical Allocation Fund only) Equity Securities Risk. The Fund will invest in directly and indirectly equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

(Existing Global Tactical Allocation Fund only) ETF and Other Investment Company Risk. A Fund may invest in shares of ETFs, closed-end funds and other investment companies. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an index-based ETF may not track the underlying index and may result in a performance that is not the same as the relevant loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Index-based ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in a Fund that investments in index-based ETFs should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

•	General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

•	Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

•	Tax Risk. In 2011, the IRS announced it would no longer issue private letter rulings as to whether certain commodity-related investments, either directly by a mutual fund or indirectly through ETFs, produced qualifying income. As a result, there is now some uncertainty regarding the taxation of a Fund’s investments in ETFs that in turn invest in commodities or instruments linked to commodities.

(New Global Tactical Allocation Fund only) ETF Risk. A Fund may invest in shares of ETFs. Shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an index-based ETF may not track the underlying index and may result in a performance that is not the same as the relevant loss. If a Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs. Index-based ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Index-based ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. Investment in a Fund that investments in index-based ETFs should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs and expenses are not included in the calculation of the total returns of the indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable.

•	General ETF Risk. The cost to a shareholder of investing in the Fund that invests primarily in ETFs may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the types of securities held by the ETFs. Shareholders will indirectly bear the proportionate fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses. Because the value of ETF shares depends on the demand in the market, the Fund may not be able to liquidate its holdings at the price it desires or at most optimal time, which may adversely affect the Fund’s performance.

An active trading market for ETF shares may not develop or be maintained. Particularly in times of market stress, the following factors could lead to variances between the market price and the underlying value of ETF shares:

•	When spreads widen or premium discounts become larger than usual, investors may pay significantly more or receive significantly less than the underlying value of ETF shares when they buy or sell in the secondary market.

•	Market makers or authorized participants may step away from their respective roles in making a market in shares of ETFs.

Where all or a portion of the ETF’s underlying securities trade in a market that is closed, when the market in which the ETF shares are listed and trading is open, there may be changes between the last quote from its closed foreign market and the value of such securities during the ETF’s domestic trading day.

•	Tracking Error Risk. ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

(Existing funds only) Fixed-Income Securities Risk. Some of the securities or other investment companies in which a Fund may invest are invested in a broad range of bonds or fixed-income securities. To the extent that a security or other investment company is so invested, the return on, and value of, an investment will fluctuate with changes in interest rates, credit rating and duration.

•	Credit Risk. The issuer of a fixed income security, including ETNs, may not be able to make interest and principal payments when due or otherwise honor its obligations. The fixed income security or ETN will lose money. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

•	(Existing Global Tactical Allocation Fund only) ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes.

•	(Existing Kansas Bond Fund only) Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

•	(Existing Global Tactical Allocation Fund only) High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.

•	Interest Rate and Duration Risk. In terms of the Fund’s investment in fixed income ETFs, the Fund's share price and total return will vary in response to changes in interest rates. If rates increase, the value of the Fund's investments in fixed income ETFs generally will decline, as will the value of your investment in the Fund. Longer-term securities are subject to greater interest rate risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

•	Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the portion of the Fund that may be invested in ETFs subject to such prepayment risk.

(New Funds only) Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

•	(New Kansas Bond Fund only) Credit Risk. Credit risk is the risk that the issuer of a debt security will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status and is generally higher for non-investment grade securities.

•	(New Global Tactical Allocation Fund only) Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

•	Duration Risk. Duration is a measure of the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

•	(New Global Tactical Allocation Fund only) ETN Risk. ETNs are obligations of the issuer of the ETN, are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

•	(New Global Tactical Allocation Fund only) ETN Tax Risks. The U.S. federal income tax consequences of investing in ETNs are uncertain. No assurance can be given that the IRS) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. For example, the IRS may recharacterize long-term capital gains that the Fund reports with respect to ETNs as ordinary income. There is also uncertainty concerning whether an ETN with respect to a commodities index will produce “qualifying income” for purposes of the requirement that at least 90% of the income of a regulated investment company must be qualifying income.

•	(New Kansas Bond Fund only) Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

•	(New Global Tactical Allocation Fund only) High Yield Securities Risk. Fixed-income securities or ETNs of issuers with a rating below investment-grade (so-called “junk bonds”) involve greater risks of default or downgrade, are more volatile than those of investment-grade issuers and are considered to be speculative investments. Below investment-grade fixed income securities and ETNs also involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness or corporate developments and are likely to be more sensitive to adverse economic changes or downturns. Lower-rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities.

•	Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

•	Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the portion of the Fund that may be invested in ETFs subject to such prepayment risk.

(Existing Global Tactical Allocation Fund only) Foreign Securities Risk. To the extent the Fund invests in ETFs that invest in foreign securities, including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

•	Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

•	Foreign Currency Risk. Investments in ETFs denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•	Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

(New Global Tactical Allocation Fund only) Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of ETFs held by the Fund.

•	Emerging Markets Risk. The Fund may invest in ETFs that invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict any securities’ investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

•	Foreign Currency Risk. Investments in ETFs denominated in foreign currencies or foreign currency ETFs are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•	Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the U.S. Government. Certain foreign countries participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

(Global Tactical Allocation Funds only) Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended (“1940 Act”). Absent an available exemption by an exemptive order granted by the Securities and Exchange Commission (“SEC”) or through reliance on available rules under Section 12(d) of the 1940 Act, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. If the Fund is unable to rely on an exemptive order granted by the SEC to ETFs, the Fund may be able to rely on Rule 12d1-3 under the 1940. If that relief is not available, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Adviser considers prudent or may cause the Adviser to select an investment other than that which the Adviser considers to be the most suitable under the circumstances. To date, this has not been a problem for the Fund.

Because the Fund’s investments normally are concentrated in underlying ETFs and the Fund’s performance normally is directly related to the performance of such underlying ETFs, the ability of the Fund to achieve its investment objective is therefore related to the ability of the underlying ETFs to meet their investment objectives.

(all New Funds) Investment Company Risk. Each Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of a Fund’s expenses and similar expenses of any underlying investment company when a Fund invests in shares of another investment company.

(New Global Tactical Allocation Fund) Liquidity Risk. The Fund may invest in securities or instruments, including ETFs and ETNs, that trade in lower volumes and may make investments that are less liquid than other investments. In addition, the Fund, or the ETFs and ETNs in which the Fund invests, may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund, or the ETFs and ETNs in which the Fund invests, from being able to take advantage of other investment opportunities.

(New Kansas Bond Fund) Liquidity Risk. The Fund may invest to in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

(Existing Funds only) Management Risk. Management risk is the risk that the investment techniques of the Adviser or Sub-Adviser could fail to achieve a Fund’s objective(s) and could cause your investment in a Fund to lose value. The Funds are subject to management risk because they are actively managed by either the Adviser or Sub-Adviser. The Adviser or respective Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for that Fund, but there can be no guarantee that the decisions will produce the desired results. For example, securities that are expected to appreciate in value may in fact decline. Similarly, in some cases derivative and other investment techniques may be unavailable or the Adviser or Sub-Adviser may decide not to use them, even under market conditions where their use could have benefited a Fund.

(New Funds only) Management Risk. The Fund’s success will depend on the management of the Adviser and Sub-Adviser and on the skill and acumen of the Adviser’s and Sub-Adviser’s personnel.

(Global Tactical Allocation Funds only, New Global Tactical Allocation Fund includes “primarily”) MLP ETF Risk. Investments in ETFs that invest [primarily] in master limited partnerships (“MLPs”) pose additional risks to those described above. MLP ETFs are generally not eligible to elect treatment as a regulated investment company due to their investments primarily in MLPs invested in energy assets. As a result, such ETFs will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The amount of taxes paid by the ETF will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the Fund’s return from an investment in the ETF. MLP ETFs will be subject to the risks of investing in the energy sector, including changes in the economy (political, legislative or regulatory developments; commodity price risk; and operational risk within the energy sector).

(Kansas Bond Funds only) Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

•	General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

•	Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

(Kansas Bond Funds only) Non-Diversified Fund Risk. A Fund that is “non-diversified” is not required to meet certain diversification requirements under federal laws. A Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause a Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

(Existing Global Tactical Allocation Fund only) Real Estate Investment Trusts (“REITs”) Risk. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

(New Global Tactical Allocation Fund only) Real Estate Investment Trusts (“REITs”) Risk. Investments in real estate investment trusts (REITs) by ETFs and ETNs indirectly subject the Fund to risks associated with the direct ownership of real estate. The value of REIT securities can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements and the management skill and creditworthiness of the issuer. In addition, the value of a REIT can depend on the structure and cash flow generated by the REIT and REITs may not have diversified holdings. Because REITs are pooled investment vehicles that have expenses of their own, the Fund will indirectly bear its proportionate share of those expenses.

(Existing Funds only) Recent Market Events Risk. The past year has witnessed numerous changes that challenged the political, financial, and economic status quo, including: swift and dramatic movements (both up and down) in global stock markets, credit market yields that have risen and are expected to increase from historic lows, an explosion of cryptocurrency markets, political tensions among nuclear-armed countries that have at times been bellicose, central banks moving from quantitative easing towards policy normalization, dramatic changes in the U.S. Internal Revenue Code that are likely to affect the outlook for domestic securities and, perhaps, movement in global stock markets, a significant increase in the outstanding debt owed by U.S. government (the deficit), the unpredictability of political power shifts in Congress, and strains on financial resources caused by extreme weather, fires and other natural disasters. .. Market implications of these changes may be difficult to determine, though rising interest rates, for example, could constrain bond market returns and threaten stock market valuations, and greater uncertainty has the potential to lower market valuations by increasing the risk premiums required by investors.

This ever-changing environment could make identifying investment risks and opportunities increasingly difficult for portfolio managers. Whether or not a Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties or changes, the value and liquidity of a Fund’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial markets, and the impact of these changes and the practical implications for market participants, may not be fully known for some time. In addition, continuing uncertainty about the specific process and impact of the United Kingdom’s (“UK”) decision to withdraw from the European Union (“EU”) and its impact on trade agreements between the UK and the EU and London’s status a financial market center are other uncertainties that can impact securities markets.

(Kansas Bond Funds only) State Specific Risk. State specific risk is the chance that the American Independence Kansas Tax-Exempt Bond Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. The Kansas economy is fairly diversified but still relies significantly on transportation equipment production, agriculture and food processing as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In June 2017, Moody’s affirmed the State of Kansas’ issuer rating at Aa2 and revised its outlook to stable from negative. In connection with that rating announcement, Moody’s observed that its outlook for municipal securities issued by the State of Kansas changed to stable as a result of a significant income tax increase passed by the legislator in Kansas in July 2017. Moody’s noted that the additional revenues from the tax increase will reduce the state’s fiscal problems to more manageable dimensions that are consistent with similarly rated states. Nevertheless, Moody’s noted that Kansas is likely to be a below-average performer for the next few years, an expectation captured in the current Moody’s rating category.

(Kansas Bond Funds only) Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax (“AMT”).

(New Global Tactical Allocation Fund only) Temporary or Defensive Measures Risk. To the extent that a Fund engages in temporary or defensive measures, its ability to achieve its investment objective may be affected adversely.

(Global Tactical Allocation Fund only) High Portfolio Turnover Rate Risk / Turnover Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

(all Funds) U.S. Government Obligations Risk. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

Non-Principal Risks of Investing in the Funds

The risks below are less likely to have a material effect on the New Funds’ investment portfolio as a whole, which is referred to as a “non-principal risks.” Other non-principal risks of the New Funds are further described below and in the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the New Funds. The Existing Funds do not provide similar “non-principal risks” in their prospectus.

Cyber Security Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Funds’ net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Funds or their third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

Comparison of Investment Limitations

This section will help you contrast the fundamental and non-fundamental investment policies and restrictions of each Existing Fund and the corresponding New Fund.

Fundamental Investment Limitations

Listed below are the fundamental investment limitations of the Existing Funds and the New Funds. Except as otherwise provided below, the fundamental investment limitations for the Funds are generally similar. These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

As a matter of fundamental policy, the Existing Funds and the New Funds may not:

Fundamental Investment Limitation	Existing Funds	New Funds
Concentration	Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

Identical, with the following addition:

The following interpretation applies to, but is not part of, this fundamental restriction for Tactical Allocation.  Investment companies are not considered an industry for purposes of this restriction.  The Fund may invest in ETFs that may concentrate their assets in one or more industries.  The Fund will consider the concentration of such ETFs in determining compliance with this fundamental restriction.

Borrow Money	Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund has adopted a non-fundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist), except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.	Identical.
Loans	Make loans, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.	Identical.
Act as an Underwriter	Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act.	Identical.

Real Estate	Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein); invest in physical commodities, except that the Funds may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity.	Identical.
Senior Securities	Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.	Identical.
Diversification (Global Tactical Allocation Fund only)	With respect to 75% of its assets, purchase a security if as a result, (a) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (b) a Fund would own more than 10% of the outstanding voting securities of such issuers.	Identical.
Primary Investment Objective	Each Fund’s primary investment objective is fundamental.	N/A.

Non-Fundamental Investment Limitations

The following investment limitations are non-fundamental investment limitations of the Existing Fund and the New Fund. Non-fundamental limitations may be changed at any time by the Fund’s Board of Trustees without the approval of shareholders.

Non-Fundamental Investment Limitation	Existing Funds	New Funds
Illiquid Securities	Invest more than 15% of the value of its net assets in investments which are illiquid.	Identical.
Investments in Other Investment Companies.	The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the particular Fund itself is permitted to invest. The Funds may not invest in securities of any registered investment company, except to the extent permitted under the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or exemptive orders.	Identical.
Short Sales	Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.	Identical.
Purchase of Securities on Margin (Kansas Bond Fund only)	Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Identical.
Beneficial Ownership (Kansas Bond Fund only)	Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.	Identical.
Warrants (Kansas Bond Fund only)	Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on a U.S. stock exchange.	Identical.

Put/Call Options	Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, the Funds will invest no more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging.	Identical.
New Companies (Kansas Bond Fund only)	Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of a comparable rating) provided each Fund may invest all or a portion of its assets in another open end management investment company with substantially the same investment objective, policies and investment restrictions as the Fund.	Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) municipal securities which are rated by at least two NRSROs or determined by the Adviser to be of a comparable rating) provided each Fund may invest all or a portion of its assets in another open end management investment company or ETF with substantially the same investment objective, policies and investment restrictions as the Fund.

Form of Organization

The Existing Funds are organized as a diversified series of AIFT, an open-end management investment company organized as a Delaware business statutory trust. The New Funds are organized as a diversified series of AST, an open-end management investment company organized as a Delaware business statutory trust. There is no significant difference between the governing documents for each of AIFT and AST. The most significant difference between the two Trusts is that each is overseen by a completely different Boards of Trustees. For a comparison of certain differences in shareholder rights, please see “Additional Information about the Reorganization—Description of the Securities to be Issued; Rights of Shareholders,” below.

Comparison of Distribution, Purchase & Redemption Procedures

Distribution. Matrix 360 Distributors, LLC, 4520 Main Street, Suite 1425, Kansas City, Missouri 64111, serves as distributor to the Existing Funds. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as the New Funds’ exclusive agent for the distribution of the New Funds’ shares. ALPS Distributors, Inc. may sell the New Funds’ shares to or through qualified securities dealers or others.

Minimum Initial and Subsequent Investment Amounts. The New Funds will offer the same investment minimums and subsequent investment minimums as the Existing Funds. For all Funds, these minimums are:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Shares for both the Existing Funds and the New Funds may be purchased by mail, by phone, by wire, or from your dealer, financial advisor or other financial intermediary. Please see each Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about purchasing of shares of the Existing Funds. Please see Appendix C for additional information about purchasing shares of the New Funds.

Redemptions. The Existing Fund and the New Fund both allow for redemption payments in the form of check or federal wire transfer. For both the Existing Fund and the New Fund, redemption requests may be made by mail or telephone. Please see the Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about redeeming Existing Fund shares. Please see Appendix C for additional information about redeeming shares of the New Fund.

Capitalization

The following table sets forth, as of July 16, 2018, the capitalization of each Existing Fund and the hypothetical unaudited pro forma capitalization of each New Fund assuming the proposed Reorganization had taken place as of that date. While the New Funds will not have any assets until after the Reorganization is complete, the table reflects the amount it would have if the Reorganization was completed as of July 16, 2018.

American Independence Global Tactical Allocation Fund
	Net Assets	Net Assets per Share	Shares Outstanding
Institutional Class
Existing Fund	$ 35,642,702.0	$11.77	3,027,852
New Fund (pro forma)	$ 35,642,702	$11.77	3,027,852
Class A
Existing Fund	$14,404,461	$11.70	1,231,023
New Fund (pro forma)	$16,749,965	$11.70	1,431,620.94
Class C
Existing Fund	$2,345,504	$11.48	204,313
New Fund (pro forma)	N/A	N/A	N/A

American Independence Kansas Tax-Exempt Bond Fund
	Net Assets	Net Assets per Share	Shares Outstanding
Institutional Class
Existing Fund	$ 134,874,795	$10.70	12,605,055
New Fund (pro forma)	$ 134,874,795	$10.70	12,605,055
Class A
Existing Fund	$6,176,697	$10.70	577,160
New Fund (pro forma)	$6,544,592	$10.70	611,644.11
Class C
Existing Fund	$367,895	$10.70	34,393
New Fund (pro forma)	N/A	N/A	N/A

Each New Fund will issue new Class A shares to be distributed as part of the Reorganization to the Existing Fund’s Class C shareholders in an aggregate amount equal the net assets of such Class C shareholders. The number of shares issued will equal the Net Assets of such Class C shares divided by the Net Assets per Share of the New Fund’s Class A shares.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the New Funds’ Prospectus and Statement of Additional Information, and each Reorganization Plan. Shareholders should read this entire Proxy Statement carefully.

Board’s Approval

At the request of the Current Adviser, and after careful consideration, the Board of Trustees of AIFT approved the Reorganization of each Existing Fund into the corresponding New Fund, subject to the approval of the shareholders of each Existing Fund.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.

The primary reason for the Reorganization is to move your Existing Fund from its existing trust to another multi-series trust, AST, which the Current Adviser believes offers shareholders numerous benefits including (i) lower total net annual fund operating expenses and the potential for even lower total net annual fund expenses if the assets of the Funds grow as expected; and (ii) be part of a series of a stable fund family with significantly greater asset under management than those in AIFT and potential economies of scale. Shareholders are expected to benefit accordingly and enjoy an improvement in the level and quality of services provided to shareholders and the Funds.

The New Adviser has negotiated services for the New Funds with third-party service providers within AST, which the New Adviser believes are more favorable in terms of cost, expertise, completeness, and efficiency than those currently provided to the Existing Funds and their shareholders. In particular, the third-party service providers for the New Funds are ALPS Fund Services, Inc. (for fund accounting, administrative, transfer agency services, dividend disbursement, and shareholder servicing) and ALPS Distributors, Inc. (as the distributor). INTRUST Bank, NA, will continue to serve as each Fund’s custodian. In addition, the New Funds will be overseen by a different Board of Trustees and will have different officers, including a new President, Secretary, Treasurer and Chief Compliance Officer.

The Current Adviser believes that, following the proposed Reorganization, each New Fund’s net total annual operating expenses (after fee waivers and expense reimbursements) will be the same as or lower than that for each corresponding Existing. In addition, the Current Adviser believes that that the net total operating expenses of each New Fund (before fee waivers and expense reimbursements) will be lower than those of each corresponding Existing Fund.

Board Considerations.

The Reorganization of the Existing Fund into the New Fund was reviewed by the Board of Trustees of AIFT, with the advice and assistance of AIFT’s counsel and counsel to the AIFT Trustees who are not “interested persons” of the Existing Fund or of the Current Adviser (“Independent Trustees”), at in-person meetings of the AIFT Trustees held on February 22, May 31, and June 6, 2018 as well as part of various telephonic meetings of the AIFT Trustees. In connection with these meetings, the AIFT Board requested and the Current Adviser provided extensive materials relating to the Reorganization, AST (and its service providers, trustees and officers), the New Adviser, the New Sub-Adviser (i.e., Lee Capital Management) and the Existing Sub-Adviser (i.e., Carret). The materials reviewed and discussed by the AIFT Board included a draft of the Agreement and Plan of Reorganization and information regarding projected expense ratios for the New Fund following the Reorganization.

In its deliberations, the AIFT Board did not identify any single factor that was paramount or controlling, and individual AIFT Trustees may have attributed different weights to various factors. The general factors considered by the AIFT Board in assessing and approving the Reorganization included, among others, in no order of priority:

•	the Current Adviser’s recommendation of AST and its service providers and the Current Adviser’s request that the AIFT Board approve the Reorganization based on the Current Adviser’s belief that the Reorganization would be in the best interests of each Existing Fund and its shareholders;

•	the gross expense ratios projected by for each New Fund and its classes of shares following the Reorganization (before fee waivers and/or expense reimbursements) is expected to be the same as or lower than the current gross expense ratios of the Existing Funds and their classes of shares;

•	the New Adviser’s agreement to cap the expenses of each New Fund and its classes of shares through January 31, 2021 on the same or better terms and at the same as or lower level than the Existing Fund’s current expense cap;

•	the continuity of investment objectives, principal investment strategies, program and risks of each Existing Fund after it merges with and into the relevant New Fund; and

•	the anticipated tax-deferred nature of the exchange of shares in the Reorganization.

The AIFT Trustees acknowledged that (i) the Current Adviser’s limited financial resources, (ii) the decreasing assets of AIFT, and (iii) the loss of certain key personnel made the continuation of the Funds as part of AIFT increasingly difficult to sustain. Accordingly, the AIFT Trustees concluded it is in the best interests of shareholders for the Existing Funds to operate in a trust that has adequate resources and improved operations and services.

After considering all of the factors outlined above and such other factors as the AIFT Board deemed appropriate, the AIFT Board, including the Independent Trustees, approved the Reorganization of each Existing Fund into the corresponding New Fund. In approving the Reorganization, the AIFT Board determined that the Reorganization would be in the best interests of each Existing Fund and that the interests of each Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

Reorganization Plan. Each Reorganization Plan sets forth the terms by which each Existing Fund will be reorganized into the corresponding New Fund. A form of each Reorganization Plan is attached as Appendix A and the description of the Reorganization Plans contained herein is qualified in its entirety by the attached Reorganization Plans. The following sections summarize the material terms of the Reorganization Plans and the federal income tax treatment of the Reorganization.

The Reorganization Plans provide that upon the transfer of all of the assets and all of the liabilities of each applicable Existing Fund to the corresponding New Fund, such New Fund will issue to the Existing Fund that number of full and fractional Institutional Class, Class A and Class C shares (as applicable), having an aggregate net asset value equal in value to the aggregate net asset value of the applicable Existing Fund’s Institutional Class, Class A, and Class C shares (as applicable), calculated as of the close of business (4:00 p.m. Eastern Time) on August 24, 2018 or such other date as is agreed to by the parties (the “Valuation Date”). Each Existing Fund will redeem each class of its shares in exchange for the corresponding class of Reorganization Shares received by it; provided, that, Class C shares of the Existing Funds will be exchanged for load-waived Class A shares of the New Funds. The Existing Funds will distribute such shares to the shareholders of the applicable class of such Existing Fund in complete liquidation of the Existing Fund. Shareholders of each Existing Fund will receive Reorganization Shares based on their respective holdings in such Existing Fund as of the Valuation Date.

Upon completion of the Reorganization, shareholders of each Existing Fund will own that number of full and fractional Institutional Class and Class A shares (as applicable) of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Institutional Class, Class A and Class C shares (as applicable), respectively, held in such Existing Fund as of the Valuation Date. Such shares will be held in an account with the corresponding New Fund identical in all material respects to the account currently maintained by the corresponding Existing Fund for such shareholder.

Until the Valuation Date, shareholders of each Existing Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the applicable Existing Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the corresponding New Fund received from the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Existing Funds will be canceled on the books of the Existing Funds and the transfer agent’s books of the Existing Funds will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the New Funds addressed to the Existing Funds and the New Funds with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Plans. Assuming satisfaction of the conditions in the Reorganization Plans, the Effective Time of the Reorganization will be immediately prior to the open of business (8:00 a.m. Eastern Time) on August 27, 2018, or such other date as is agreed to by the parties.

No Reorganization Plan may be changed except by an agreement signed by each party to the agreement.

Costs and Expenses of the Reorganization. Each Reorganization Plan provides that all expenses related to the Reorganization will be paid by the Current Adviser. Please see “VOTING INFORMATION – Solicitation of Proxies” in this Joint Proxy Statement / Prospectus for additional information.

Federal Income Tax Consequences.

As a non-waivable condition to the Reorganization, the Existing Funds and New Funds will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-deferred reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. Accordingly, neither the Existing Funds nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the shares of the Existing Funds received by each shareholder of the New Funds in the Reorganization will be the same as the tax basis and holding period of the Existing Funds’ shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the New Funds’ shares received, the Existing Funds’ shares given up must have been held as capital assets by the shareholder. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Existing Funds. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

Any capital loss carry-forwards on the date of the Reorganization would be carried over to the New Funds. Capital losses for tax years beginning after 2010 generally may be carried forward to future years, subject to limitations applicable to capital loss carryforwards under the Code. As of the Existing Funds’ fiscal year ended October 31, 2017, the Existing Global Tactical Allocation Fund had available for federal tax purposes unused capital loss carry-forwards of $0 and the Existing Kansas Bond Fund had available for federal tax purposes unused capital loss carry-forwards of $694,449, which are available to offset future realized gains, subject to any applicable limitations. To the extent that these carry-forwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The amount of any capital loss carry-forwards at the Valuation Date will depend on the results of investment trading activity through that date.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Existing or New Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Shareholders of the Existing Funds are urged to consult their own tax advisors to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein in light of their particular tax circumstances.

The New Funds and the Existing Funds will receive an opinion from the law firm of Davis Graham & Stubbs LLP, substantially to the effect that, based on certain facts, assumptions and representations and covenants made by the New Funds, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata distribution, by class, by the Selling Fund of all the Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

(c)	No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.

(d)	No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)	The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f)	The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g)	The consummation of the Reorganization will not terminate the taxable year of the Selling Fund. The part of the taxable year of the Selling Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions requiring this opinion.

A successful challenge to the tax-deferred status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in each Existing Fund’s shareholder recognizing gain or loss with respect to the corresponding New Fund’s share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of such Existing Fund’s shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the applicable Existing Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held shares of the corresponding New Fund.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Investment Advisers and Sub-Advisers.

Manifold Fund Advisors, LLC, the Current Adviser, a Delaware limited liability company, has been serving as the adviser to the Existing Funds since inception. Manifold Fund Advisors, LLC is located at 75 Virginia Road, Box 14, North White Plains, New York 10603. As of March 31, 2018, Manifold Fund Advisors, LLC had approximately $512 million in client assets under management, all managed on a discretionary basis.

Manifold Partners, LLC, the New Adviser, a Delaware limited liability company, has been serving as the adviser to the New Funds since their inception. Manifold Partners, LLC is located at 455 Market Street 12th Floor, San Francisco, California 94105. As of April 30, 2018, Manifold Partners, LLC had approximately $36 million in client assets under management, all managed on a discretionary basis.

Sub-Advisers.

To assist in the daily management of the Existing Funds’ portfolios, the Current Adviser has entered in sub-advisory agreements on behalf of the American Independence Kansas Bond Fund. Carret Asset Management, LLC (“Carret”) serves as sub-adviser for the American Independence Kansas Bond Fund. Carret will also serve as sub-adviser for the New Kansas Bond Fund pursuant to a new investment sub-advisory agreement if the Reorganization is approved by shareholders of the Fund. Lee Capital Management, L.P. will serve as sub-adviser for the New Global Tactical Allocation Fund if the Reorganization of the Fund is approved by shareholders.

Carret Asset Management, LLC. The Current Adviser has engaged Carret as sub-adviser to the American Independence Kansas Bond. Carret is located at 320 Park Avenue, 18th Floor, New York, New York 10022.

Lee Capital Management, L.P. The New Adviser has engaged Lee Capital to serve as sub-adviser to the New Global Tactical Allocation Bond. Lee Capital is located at 57 River Street, Wellesley, Massachusetts 02481.

The following table shows the sub-advisory fees that the Adviser pays to the Sub-Advisers from the advisory fees received. The Sub-Advisers also share half of any Fund’s expenses waived and reimbursed by the Adviser.

Fund	Sub-advisory Fee
Existing Global Tactical Allocation Fund	0.375% (37.5 basis points) of the Fund’s average daily net assets
Existing Kansas Bond Fund	0.15% (15 basis points) of the Fund’s average daily net assets

The Adviser has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees of AIFT. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions. (For the Existing Global Tactical Allocation Fund, the Adviser serves as the investment adviser; there is no sub-adviser.). The New Funds will have substantially similar sub-advisory agreements with their respective sub-advisors, subject to review and approval by the AST Board.

Investment Advisory Agreement.

Under (i) the investment advisory agreement with AIFT, on behalf of the Existing Global Tactical Allocation Fund (the “Existing Global Tactical Allocation Fund Advisory Agreement”), and (ii) the investment advisory agreement with AIFT, on behalf of the Existing Kansas Bond Fund (the “Existing Kansas Bond Fund Agreement” and together with the Existing Global Tactical Allocation Fund Agreement, each an “Existing Advisory Agreement” and together, the “Existing Advisory Agreements”), the Current Adviser supervises the management of each Existing Fund’s investments.

Under (i) the investment advisory agreement with ALPS Series Trust, on behalf of the New Global Tactical Allocation Fund (the “New Global Tactical Allocation Fund Advisory Agreement”), and (ii) the investment advisory agreement with AST, on behalf of the New Kansas Bond Fund (the “New Kansas Bond Fund Agreement” and together with the New Global Tactical Allocation Fund Agreement, each a “New Advisory Agreement” and together, the “New Advisory Agreements”), the New Adviser supervises the management of each Existing Fund’s investments.

For its advisory services to the Existing Funds, the Current Adviser is entitled to receive an annual management fee equal: (i) to 0.75% of the Existing Global Tactical Allocation Fund’s daily net assets and (ii) 0.30% of the Existing Kansas Bond Fund’s daily net assets. For its advisory services to the New Funds, the New Adviser will receive the same management fees for each corresponding New Fund.

The Current Adviser has voluntarily agreed to reduce its fees and/or absorb expenses of each Existing Fund, through at least the closing of the Reorganization transaction, to ensure that the net annual fund operating expenses after fee waiver and/or reimbursement (excluding taxes. brokerage commissions, interest on borrowings, acquired fund fees and expenses, extraordinary expenses, short sale dividend and interest expenses, the cost of liability insurance coverage for AIFT and its board members and officers, and Reorganization-related legal fees and expenses of Independent Trustee counsel) do not exceed:

Fund	Class A	Class C	Institutional Class
American Independence Global Tactical Allocation Fund	1.33%	1.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.87%	1.48%	0.48%

The New Adviser has agreed to contractually agreed, pursuant to an Expense Limitation Agreement, to reduce its fees and/or absorb expenses of each New Fund through January 31, 2021 to ensure that the total net annual fund operating expenses after fee waiver and/or reimbursement (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) so that the total net annual fund operating expenses do not exceed pursuant to an Expense Limitation Agreement.

Fund	Class A	Institutional Class
American Independence Global Tactical Allocation Fund	0.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.48%	0.48%

The current voluntary expense caps imposed by the Current Adviser can be terminated or changed by the Current Adviser without approval of the Board of Trustees of AIFT. The contractual Expense Limitation Agreement agreed to by the New Adviser can be terminated only by, or with the consent of, the AST Board. The New Adviser shall be permitted to recover fees and expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the New Adviser waives or limits the Fund’s expenses or (2) the contractual expense limit in effect at the time the New Adviser seeks to recover the Fund expenses it waived and/or limited; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced.

The Current Adviser was paid a management fee after waivers and/or reimbursements equal to as of October 31, 2017, of each Fund’s average daily net assets are as follows:

Fund	Net Fee after Waivers and/or Reimbursement
Existing Global Tactical Allocation Fund	0.47%
Existing Kansas Bond Fund	0.17%

A discussion regarding the factors considered by the AST Board in approving the investment advisory agreement between AST, on behalf of each New Fund, and the New Adviser will be included in each New Fund’s first report to shareholders.

Fund Management.

On a day-to-day basis, the following individuals are jointly and primarily responsible for the management of the Existing Funds and will be primarily responsible for the management of the New Funds:

Existing Global Tactical Allocation Fund:

Charles McNally Manifold Fund Advisors, LLC	Mr. McNally joined Manifold Fund Advisors as Chief Portfolio Strategist in early 2013 and also is a member of the Investment Committee and Portfolio Manager for Manifold Partners, LLC. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business and traded fixed income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B. in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

New Global Tactical Allocation Fund:

Charles McNally Manifold Partners, LLC	Please refer to the description of Mr. McNally’s background above.
Joseph Demmler Lee Capital Management L.P.	Joseph L. Demmler, Managing Partner at Lee Capital Management LP, has been in the financial services business since 1973. He became a proprietary trader at Bankers Trust Company in 1978 after going through the Commercial Lending Training Program there. He went on to work as a money market and government securities trader and trading manager at Cantor Fitzgerald, Morgan Stanley, and Credit Suisse First Boston, all in New York City. In 1990 he turned to the asset management business and for 20 years held executive positions in various mutual fund and institutional asset management businesses. He was head of Alternative Investments at Putnam Investments in Boston where he met and worked closely with Thomas H. Lee in 1999. In 2008 he joined Mr. Lee's New York family office, Thomas H. Lee Capital LLC, to assist in the management of Mr. Lee's business interests. He was subsequently named Senior Managing Director and Chief Investment Officer. Mr. Demmler is a 1973 graduate of Colgate University and a 1978 graduate of the Harvard Business School.
Nathan Eigerman Lee Capital Management L.P.	Mr. Eigerman, Partner at Lee Capital Management L.P., received his A.B. in economics from Harvard College in 1988 and his M.B.A. from the MIT/Sloan School in 1996. From 1996 to 2003 he was with Putnam Investments where he served as a quantitative analyst and portfolio manager. While there he was co-manager of the Putnam Health Sciences Trust, the Putnam International New Opportunities Fund, and several global and international institutional portfolios. After leaving Putnam, Mr. Eigerman was a founder of Oxhead Capital Management, a successful hedge fund management firm which was acquired by Morgan Stanley Investment Management in 2006. Following Morgan Stanley, he served as president of NPI Capital, a start-up focused on acquiring small and mid-sized asset managers. From 2012 to 2015 he was employed at F-Squared Investments and from 2015 to 2018 he was managing director at T. H. Lee Capital, LLC.

Existing Kansas Bond Fund and New Kansas Bond Fund:

Neil D. Klein (Carret Asset Management, LLC)	Mr. Klein was born in 1965 and graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Master of Business Administration (MBA) degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.
Jason R. Graybill (Carret Asset Management, LLC)	Mr. Graybill was born in 1970 and graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Master of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst (CFA®) since 1998.

Purchase, Redemption and Exchange Policies. The purchase and redemption policies for the Existing Fund and the New Fund are substantially similar and are highlighted below. For a more complete discussion of the New Fund’s purchase, redemption and exchange policies, please see Appendix C.

The New Funds will offer the same investment minimums and subsequent investment minimums as the Existing Funds. These minimums are:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

For both the Existing Funds and the New Funds, the Current Adviser and the New Adviser, as applicable, may waive these investment minimums for a class at its discretion. The Existing Funds and the New Funds may also waive or lower the investment minimums for investors who invest in the Existing Funds or the New Funds, as applicable, through an asset-based fee program made available through a financial intermediary.

Market Timing Policies. Both the Existing Fund and the New Fund (for this section, collectively, the “Funds”) discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The AIFT Board and AST Board have each adopted a policy directing the applicable Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund.

Distributions and Tax Information. Except for certain distributions made from the Existing Kansas Bond Fund and New Kansas Bond Fund, the Existing Funds’ and New Funds’ distributions are taxable and will be taxed as ordinary income or capital gains or as qualified dividend income (taxable to noncorporate shareholders at maximum federal income tax rates applicable to long-term capital gains), unless you are investing through a tax-deferred arrangement, in which care special tax rules will apply.

The Existing Kansas Bond Fund and New Kansas Bond Fund intend to pay exempt-interest dividends, which are generally exempt from federal income taxes, although some distributions made by these funds may be taxable as ordinary income or capital gains. A portion of the exempt-interest dividends paid by these funds may constitute an items of tax preference for purposes of the AMT. If you are investing through a tax-deferred arrangement, such as a 401(k) account or an individual retirement account, special tax rules will apply.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Existing Funds or the New Funds through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions. The New Funds will have the same dividend and distribution policy as the Existing Funds. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Funds following the Reorganization. Shareholders who currently have capital gains reinvested in the Existing Funds will continue to have capital gains reinvested in the New Funds.

Distribution Arrangements. The Existing Funds are and the New Funds will be offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals and by the Existing Funds and the New Funds, as applicable, when directly purchased through the transfer agent. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Fiscal Year End. The Existing Funds currently operate on a fiscal year ending the last day in October. Following the Reorganization, the New Funds will operate on a fiscal year ending on the last day in September.

Shareholder Information. As of the Record Date, each Existing Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of each Existing Fund’s shares are set forth below in Appendix B, “Shareholder Information for the Existing Fund.”

Valuation. The Existing Fund uses AIFT’s Valuation Policy; the New Fund will use AST’s Valuation Policy, which is more fully discussed in Appendix C. The Existing Funds and New Funds determine net asset value (“NAV”) in a substantially similar manner each business day that the New York Stock Exchange is open, by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

With respect to the Existing Funds, market or fair value may be determined on the basis of valuations provided by one or more recognized pricing services approved by the Board of Trustees, which may rely on matrix pricing systems, electronic data processing techniques, and/or quoted bid and asked prices provided by investment dealers. Short-term investments that mature in 60 days or less are valued at amortized cost unless the Board of Trustees determines that this does not constitute fair value.

With respect to the New Funds, if market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the New Adviser in accordance with procedures approved by the AST Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

Applying AST valuation policies after the Reorganization to the New Funds is not expected to result in material differences in the New Funds’ NAV compared to applying AIFT’s valuation policies to the Existing Funds prior to the Reorganization.

Description of the Securities to be Issued; Rights of Shareholders. The following is a summary of the material rights of shareholders of the Existing Funds and the New Funds, but does not purport to be a complete description of these rights. These rights may be determined in full refence to the Delaware Statute (the “Delaware Statute”) governing Delaware business statutory trusts and the Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Instruments”) of each of AST and AIFT. The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Forms of Organization. The Existing Funds are series of AIFT, an open-end management investment company organized under Delaware law on October 7, 2004. The New Fund is a series of AST, an open-end management investment company organized as a Delaware business statutory trust on January 12, 2012. Each of the Existing Funds have Institutional Class, Class A and Class C shares and the New Funds have Institutional Class and Class A shares.

Capital Stock. Both AIFT and AST are authorized to issue an unlimited number of shares of beneficial interests (or shares). Each Existing Fund is a single series of AIFT. Each New Fund is a single series of AST. Interests in the Existing Funds and the New Funds are represented by shares of beneficial interest each with no par value. Each of AIFT and AST offer other series portfolios in separate prospectuses and statements of additional information.

Voting Rights. Each share of the Existing Funds and the New Funds represent an interest in the respective class of the Fund that is equal to and proportionate with each other share of the respective class of the Fund. AIFT and AST shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. AIFT and AST are not required to hold annual shareholder meetings, and it is not expected that either will do so. However, AIFT and AST may hold special meetings for certain purposes. On any matters submitted to a vote of shareholders, AIFT and AST shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the respective Board has decided that a matter only affects the interests of one or more series.

Shareholder Liability. Pursuant to the Governing Instruments, shareholders of AIFT and AST generally are not personally liable for the acts, omissions or obligations of the Trusts or their Trustees.

Preemptive Rights. Shareholders of AIFT and AST are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers. AIFT is managed by the AIFT Board. AST is managed by the AST Board. Therefore, the New Funds will have a different Board from the Existing Funds. Below are the members of the AST Board:

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present)
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)
Interested Trustee*
Jeremy O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Elevation ETF Trust (1 ETF).

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.	N/A	N/A
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.	N/A	N/A
Jennifer A. Craig, Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.	N/A	N/A
Alan Gattis, Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Elevation ETF Trust and Financial Investors Trust.	N/A	N/A

Name and Year of Birth	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.

Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015-November 2017). Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015)

Compliance Manager at ALPS (January 2010 - August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust and Goehring & Rozencwajg Investment Funds.

				N/A	N/A

Other Fund Service Providers. The Reorganization will affect other services currently provided to the Existing Funds. The current service providers to the Existing Funds and the new service providers to the New Funds are listed below.

	Existing Funds, each a series of	New Funds, each a series of
Service Providers	American Independence Funds Trust	ALPS Series Trust
Investment Adviser	Manifold Fund Advisors, LLC	Change – Manifold Partners, LLC
Sub-Advisers	American Independence Global Tactical Allocation Fund, no subadviser	Change American Independence Global Tactical Allocation Fund, sub-advised by Lee Capital Management, L.P.
Sub-Advisers	American Independence Kansas Tax-Exempt Bond Fund, subadvised by Carret Asset Management, LLC	No Change American Independence Kansas Tax-Exempt Bond Fund, sub-advised by Carret Asset Management, LLC
Distributor & Principal Underwriter	Matrix 360 Distributors	Change – ALPS Distributors, Inc.
Custodian	INTRUST Bank NA	No Change – INTRUST Bank NA
Transfer Agent & Dividend Disbursing Agent	Boston Financial Data Services	Change – ALPS Fund Services, Inc
Accounting Agent	UMB Fund Services	Change – ALPS Fund Services, Inc.

Independent Accountants. Grant Thornton LLP serves as the independent registered public accounting firm to the Existing Funds, and Cohen & Company, Ltd. will serve as the independent registered public accounting firm to the New Funds.

VOTING INFORMATION

Record Date, Voting Rights, and Vote Required. Proxies are being solicited from the shareholders of the Existing Funds by the AIFT Board for the Special Meeting to be held on August 24, 2018 at 1:00 p.m. Eastern Time at the offices of AIFT at 74 Virginia Rd., Box 14, North White Plains, New York 10603, or at such later time made necessary by adjournment or postponement. Unless revoked, all valid proxies will be voted in accordance with the instructions thereon. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of the Existing Fund in which you hold shares.

The American Independence Board has fixed the close of business on July 16, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponement thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Existing Funds was:

Fund	Issued and Outstanding Number of Shares
Existing Global Tactical Allocation Fund	4,463,188
Existing Kansas Bond Fund	13,216,608

Shareholders of record who own 5% or more of the Existing Funds as of the Record Date are set forth on Appendix B to this Proxy Statement. Each Existing Fund’s Reorganization Plan will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the Reorganization. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the Reorganization to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of the Reorganization (but will not be treated as broker non-votes for other proposals, including adjournment or postponement of the special meeting).

Treating broker non-votes as votes against the Reorganization may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

How to Vote. You may vote in one of four ways

•	in person by attending the Special Meeting to be held on August 24, 2018, at 1:00 p.m. at the offices of AIFT at 74 Virginia Rd., Box 14, North White Plains, New York 10603, or at such later time made necessary by adjournment or postponement;

•	by completing and signing the enclosed proxy ballot and mailing it to us in the prepaid return envelope (if mailed in the United States);

•	by Internet at the website address listed on your proxy ballot; or

•	by calling the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Special Meeting and at any adjournment or postponement thereof. If you give instructions, your vote will be cast in accordance with those instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization. A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless at or prior to its use the Existing Fund receives written notification to the contrary from any one of such persons.

The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Reorganization and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that AIFT did not have notice of a reasonable time prior to the mailing of this Proxy Statement/Prospectus. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of AIFT revoking the proxy, or (iii) attending and voting in person at the Meeting.

Quorum; Adjournments; and Postponements. For the Reorganization, the presence at the Special Meeting of holders of a one-third of the outstanding shares the Existing Fund entitled to vote at the Special Meeting (in person or by proxy) constitutes a quorum.

If the necessary quorum to transact business or the vote required to approve the Reorganization is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Reorganization are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments or postponements of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. The meeting may be held as adjourned or postponed within a reasonable time after the date set for the original meeting without further notice and in accordance with applicable law. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment or postponement and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Solicitation of Proxies. Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Current Adviser, the New Adviser, and their affiliates, or by proxy soliciting firms retained by the Existing Funds. AST Fund Solutions (“AFS”), a proxy solicitor, has been retained to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. AFS, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third-party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining AFS is expected to be less than $135,000. The cost of retaining AFS will be deemed a Reorganization expense and payable by the Current Adviser.

As the Meeting date approaches, shareholders of an Existing Fund may receive a call from a representative of AFS or an affiliate of AFS (each, “Solicitor”) if the Existing Fund has not yet received their vote. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of each Existing Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to get information from the shareholder to verify his identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement/Prospectus and the supplement in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Existing Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on the proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

Information concerning the operation and management of the Existing Funds can be found in each Existing Fund’s Prospectus. Additional information about the Existing Funds is included in the Statement of Additional Information for AIFT. Each of the Prospectuses and the Statement of Additional Information are available upon request and without charge by calling the Existing Funds at 1-888-266-8787.

For a detailed discussion of the investment objectives, policies, risks and restrictions of each Existing Fund, see the Prospectus for each Existing Fund dated March 1, 2018, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Existing Funds dated March 1, 2018 has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1-888-628-8208.

Each of AIFT and AST are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by AIFT and AST may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

The financial statements of the Existing Funds for the fiscal year ended October 31, 2017 have been audited by Grant Thornton LLP, its independent registered public accounting firm, and are contained in the Annual Report to shareholders. AIFT will furnish, without charge, a copy of the Annual Report upon request. Requests should be made by calling toll-free 1-888-266-8787 or by visiting www.americanindependence.com. The Annual Report for the Existing Funds also is available on the SEC’s website at www.sec.gov. The New Funds have not yet commenced operations and, therefore, has not produced shareholder reports.

The Financial Highlights relating to the Existing Funds contained in the Annual Report for the fiscal year ended October 30, 2017 are attached as Appendix D.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Funds will be passed on by Davis Graham & Stubbs LLP. Current legal matters concerning the issuance of shares by the New Funds will be passed on by Davis Graham & Stubbs LLP.

EXPERTS

The financial statements and financial highlights of the Existing Funds incorporated into this Proxy Statement by reference from the Existing Funds’ Annual Report on Form N-CSR for the fiscal year ended October 31, 2017 have been audited by Grant Thornton LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. As the New Funds will not be in operation until after the Reorganization, there are currently no financials for the New Funds. Cohen & Company, Ltd. will serve as the independent registered public accounting firm for the New Funds.

OTHER MATTERS

The Existing Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the current proposal is approved) should send their written proposals to the Secretary of AST, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

Appendix A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Reorganization Agreement”) is made as of this [__] day of [_______], 2018 by ALPS Series Trust, a Delaware business statutory trust (“Acquiring Trust”), on behalf of the [American Independence Global Tactical Allocation Fund/American Independence Kansas Tax-Exempt Bond Fund] (“Acquiring Fund”); American Independence Funds Trust, a Delaware business statutory trust (“Selling Trust”), on behalf of the American Independence Global Tactical Allocation Fund / American Independence Kansas Tax-Exempt Bond Fund (“Selling Fund”) (the Acquiring Fund and Selling Fund referred to herein as a “Fund” and collectively, “Funds”); Manifold Partners, LLC, a Delaware limited liability company (“Adviser”), the proposed investment adviser to the Acquiring Fund (only for purposes of Sections 1.7, 5.10, 5.12, and 9.1 of this Agreement). The principal place of business of the Acquiring Trust is 1290 Broadway, Suite 1100, Denver, Colorado 80203; the principal place of business of the Selling Trust is 75 Virginia Road, Box 14, North White Plains, New York 10603; and the principal place of business of the Adviser is 455 Market Street 12th Floor, San Francisco, California 94105.

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:

(a)	the transfer of all the assets of the Selling Fund to the Acquiring Fund, in exchange solely for voting Institutional Class and Class A shares of beneficial interest, no par value per share, of the Acquiring Fund (collectively, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and

(b)	the pro rata distribution of all the Institutional Class shares of the Acquiring Fund to the Institutional Class shareholders of the Selling Fund, all of the Class A shares of the Acquiring Fund to the Class A shareholders and Class C shareholders of the Selling Fund (as calculated pursuant to this Agreement), and the termination, dissolution and complete liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (“Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Selling Fund is a separate series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund has been organized to continue the business and operations of the Selling Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to consummate the Reorganization and to issue the Initial Shares (as defined in Section 1.10 of this Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (e “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust, including a majority of the Independent Trustees, has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE SELLING FUND’S LIABILITIES, AND TERMINATION AND LIQUIDATION OF THE SELLING FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares, computed in the manner set forth in Section 2.3 of this Agreement; and to assume all the liabilities of the Selling Fund, as set forth in Section 1.3 of this Agreement. All Acquiring Fund Shares delivered to the Selling Fund shall be delivered at net asset value (“NAV”) without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date (as defined in Section 3.1 of this Agreement).

1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including Manifold Fund Advisors LLC). Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Selling Fund, which assumed liabilities shall include all the Selling Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Agreement.

1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is possible, but no later than six (6) months after the Closing Date (“Liquidation Date”)

(a) the Selling Fund will distribute pro rata, in complete liquidation of the Selling Fund, to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Agreement) (“Selling Fund Shareholders”), all the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1 of this Agreement; and

(b) the Selling Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 of this Agreement. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be redeemed by the Selling Trust and canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Selling Fund, in an amount computed in the manner set forth in Section 2.3 of this Agreement, to be distributed to the Selling Fund Shareholders.

1.6 STATE FILINGS. Promptly following the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under state law to cause, implement and complete the termination of the Selling Fund, and shall file final tax returns with the State of New York and elsewhere to the extent required under applicable law.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred. Notwithstanding the foregoing, any other transfer taxes payable upon the issuance of the Acquiring Fund Shares shall be paid by the Adviser.

1.8 TERMINATION. The Selling Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Agreement.

1.9 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

1.10 INITIAL SHARES. Prior to the Closing, the Acquiring Fund will issue one share of Institutional Class and Class A shares of the Acquiring Fund (each, an “Initial Share” and collectively, “Initial Shares”) to the Adviser (“Sole Shareholder”) in exchange for Ten Dollars ($10.00) per share for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for Ten Dollars ($10.00) per share immediately prior to the Closing.

ARTICLE II
VALUATION

2.1 VALUATION OF ASSETS AND LIABILITIES. The value of the Selling Fund’s net assets shall be the value of all the Selling Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) after the declaration and payment of any dividends and/or other distributions on that date, less the amount of all the Selling Fund’s liabilities. The value of the Selling Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust’s Pricing Policy and Procedures and the Selling Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of the Acquiring Fund Shares shall be the aggregate net asset value of the Selling Fund computed on the Valuation Date, using the valuation procedures set forth above.

2.2 VALUATION OF SHARES. The NAV per share for the Institutional Class of the Acquiring Fund shall be equal to the NAV per share for the Institutional Class of the Selling Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Agreement. The NAV per share for the Class A of the Acquiring Fund shall be equal to the NAV per share for the Class A of the Selling Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Agreement.

2.3 SHARES TO BE ISSUED.

(a) The number of full and fractional Institutional Class shares to be issued by the Acquiring Fund in exchange for the net assets of the Selling Fund attributable to the Institutional Class of the Selling Fund shall be equal to the number of full and fractional Institutional Class shares of the Selling Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Institutional Class shareholder of the Selling Fund will receive the number of full and fractional shares of Institutional Class shares of the Acquiring Fund, equal as of the Valuation Date to the number of full and fractional Institutional Class shares of the Selling Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

(b) The number of full and fractional Class A shares to be issued by the Acquiring Fund in exchange for the net assets of the Selling Fund attributable to the Class A shares of the Selling Fund shall be equal to the number of full and fractional Class A shares of the Selling Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Class A shareholder of the Selling Fund will receive the number of full and fractional shares of Class A shares of the Acquiring Fund, equal as of the Valuation Date to the number of full and fractional Class A shares of the Selling Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

(c) The number of full and fractional Class A shares to be issued by the Acquiring Fund in exchange for the net assets of the Selling Fund attributable to the Class C shares of the Selling Fund shall be equal to the aggregate NAV attributable to the Class C shares of the Selling Fund divided by the NAV per share for the Class A shares of the Acquiring Fund, calculated in accordance with Section 2.2 of this Agreement and to the third decimal place after the decimal point. Each Class C shareholder of the Selling Fund will receive the number of full and fractional shares of Class A shares of the Acquiring Fund, equal to the aggregate NAV attributable to the Class C shares of the Selling Fund held by that Class C shareholder immediately prior to the Reorganization divided by the NAV per share for the Class A shares of the Acquiring Fund, calculated in accordance with Section 2.2 of this Agreement and to the third decimal place after the decimal point.

2.4 EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Agreement) shall be postponed, if on the Valuation Date, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5 DETERMINATION OF VALUE. All computations of value shall be made by UMB Fund Services, the Selling Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Selling Fund and confirmed by ALPS Fund Services, Inc., the Acquiring Fund’s accounting agent.

ARTICLE III
CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on August__, 2018 or such other date as the parties may agree in writing (“Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE at the offices of ALPS Fund Services, Inc. in Denver, Colorado or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Selling Fund shall cause INTRUST Bank, N.A., as custodian for the Selling Fund (“Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Selling Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund. The Selling Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Selling Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Selling Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3 TRANSFER AGENT’S CERTIFICATE. The Selling Fund shall cause Boston Financial Data Services (“BFDS”), as transfer agent for the Selling Fund (“Selling Fund Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ALPS Fund Services, Inc., its transfer agent, to issue and deliver to the Secretary of the Selling Trust at the Closing (a) a certificate as to the opening of accounts in the Selling Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Trust, on behalf of the Selling Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Selling Trust is a business statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Selling Fund is a separate series of the Selling Trust duly authorized in accordance with the applicable provisions of the Selling Trust’s Declaration of Trust, as amended.

(c) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Selling Fund is not, and the execution, delivery, and performance of this Reorganization Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Selling Trust’s Trust Instrument, as amended, or the Bylaws (collectively, the “Selling Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

(e) Except for conversion fees, if any, that may be paid to the Selling Fund Transfer Agent (i.e., BFDS) and the Selling Fund’s Custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Selling Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Agreement.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The annual financial statements of the Selling Fund for the fiscal year ended October 31, 2017 were prepared in accordance with generally accepted accounting principles and were audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of October 31, 2017, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(h) The semi-annual financial statements of the Selling Fund for the fiscal year ended April 30, 2018 were prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of April 30, 2018, and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

(i) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Selling Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), a decline in the NAV of the Selling Fund shall not constitute a material adverse change.

(j) All U.S. federal, state, local and other tax returns and reports of the Selling Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Selling Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Selling Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Selling Fund.

(k) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All the issued and outstanding shares of the Selling Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Selling Fund Transfer Agent as provided in Section 3.3 of this Agreement. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Selling Fund and has no outstanding securities convertible into shares of the Selling Fund.

(l) At the time of the Closing, the Selling Fund will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m) Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Selling Fund and the Selling Trust’s Board of Trustees. Subject to approval by the Selling Fund Shareholders, this Reorganization Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(o) The current prospectus and statement of additional information of the Selling Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Selling Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(p) From the effective date of the Registration Statement (as defined in Section 5.7 of this Agreement), through the time of the meeting of the Selling Fund Shareholders (“Selling Fund Meeting”) and on the Closing Date, any written information furnished by the Selling Fund for use in the Proxy Materials (as defined in Section 5.7 of this Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(q) For each taxable year of its operations prior to the Closing Date, the Selling Fund (i) has elected to qualify, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, and (iii) has been, and will be as of the Closing Date treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Selling Fund will qualify as a RIC as of the Closing Date and will have satisfied as of the close of its most recent prior quarter of its taxable year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Selling Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Selling Fund to fail to qualify as a RIC under the Code.

(r) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Reorganization Agreement by the Selling Trust on behalf of the Selling Fund, except for the effectiveness of the Form N-14 Registration Statement (as defined in Section 5.7 of this Agreement) and the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Agreement) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Reorganization Agreement and the transactions contemplated herein must be approved by the shareholders of the Selling Fund as described in Section 5.2 of this Agreement.

(s) The Selling Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Selling Fund as follows:

(a) The Acquiring Trust is a business statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing.

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Acquiring Trust’s Revised Trust Instrument or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g) The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) The Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Reorganization Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Shares, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j) The prospectus and statement of additional information of the Acquiring Fund filed as part of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Agreement), which will become effective prior to the Closing Date, conform, and as of the effective date of the Post-Effective Amendment will conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) From the effective date of the Form N-14 Registration Statement (as defined in Section 5.7 of this Agreement), through the time of the Selling Fund Meeting and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7 of this Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(l) The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Form N-14 Registration Statement (as defined in Section 5.7 of this Agreement) and the Post-Effective Amendment (as defined in Section 8.6 of this Agreement) and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.

(o) The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

ARTICLE V
COVENANTS OF ACQUIRING FUND AND SELLING FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to Section 1.2 of this Reorganization Agreement, the Selling Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Reorganization Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2 SHAREHOLDER APPROVAL. The Selling Fund will call a special Selling Fund Meeting to consider and act upon this Reorganization Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund’s shares as permitted by shareholder account registrations.

5.5 FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Selling Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Selling Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of the Selling Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Trust will prepare and file with the Securities and Exchange Commission (“Commission”) a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Selling Fund Shareholders (“Registration Statement”). The Registration Statement shall include a proxy statement of the Selling Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Reorganization Agreement. The Registration Statement shall be in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (“Proxy Materials”), for inclusion therein, in connection with the Selling Fund Meeting to consider the approval of this Reorganization Agreement and the transactions contemplated herein.

5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Selling Fund.

5.9 TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, the Selling Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Davis Graham & Stubbs LLP to render the tax opinion contemplated in this Reorganization Agreement.

5.10 COMPLIANCE WITH SECTION 15(f) OF THE 1940 ACT. (a) The Acquiring Trust agrees that for a period of three (3) years after the Closing Date, the Acquiring Trust will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or the Acquiring Trust, as applicable (or any successor) are not “interested persons” (as defined in the 1940 Act) of the Adviser; and (b) the Adviser agrees that for a period of two (2) years after the Closing Date, neither the Adviser nor any of its affiliates (or any entity which will act as investment adviser to the Acquiring Fund (or any successor)) has or shall have any express or implied understanding, arrangement or intention to impose an “unfair burden” (pursuant to Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

5.11 STATEMENT OF ASSETS AND LIABILITIES. The Selling Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, together with a list of the Selling Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

5.12 CONFIDENTIALITY.

(a) The Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, and the Adviser ("Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Reorganization Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Reorganization Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

6.2 The Acquiring Fund shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3 The Selling Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund substantially to the effect that:

(a) The Acquiring Trust has been formed as a business statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a business trust under its Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Declaration of Trust.

(b) The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) Assuming that the consideration of not less than NAV has been paid, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d) Each of the Registration Statement and Post-Effective Amendment is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e) The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Revised Trust Instrument or Bylaws.

(f) This Reorganization Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Selling Trust, on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Davis Graham & Stubbs LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP and local counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 All representations, covenants, and warranties of the Selling Trust and the Selling Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Selling Fund’s name by the Selling Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Selling Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Selling Fund prior to or at the Closing.

7.3 The Acquiring Fund shall have received on the Closing Date an opinion from Dechert LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a) The Selling Trust has been formed as a business statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a business trust under its Trust Instrument, as amended, to carry on its business as an open-end investment company. The Selling Fund has been established as a separate series of the Trust under the Trust Instrument, as amended.

(b) The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except as have been obtained.

(d) The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust’s Declaration of Trust, as amended (assuming approval of Selling Fund Shareholders has been obtained) or its Bylaws.

(e) This Reorganization Agreement has been duly authorized, executed and delivered by the Selling Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Dechert LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Dechert LLP and local counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.4 As of the Closing Date, the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund has identified to the Selling Fund at least two (2) business days prior to the Closing Date as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Acquiring Trust’s trust instrument or bylaws, or of investment restrictions disclosed in the Registration Statement. The Selling Fund will, within a five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the Acquiring Fund with a list of the Selling Fund’s portfolio securities and other investments.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement):

8.1 This Reorganization Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.

8.2 This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, each in accordance with Rule 17a-8 under the 1940 Act, and each Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.3 The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5 All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6 The post-effective amendment to the Acquiring Trust’s registration statement on Form N-1A relating to the Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (“Post-Effective Amendment”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.

8.7 The Funds shall have received an opinion of Davis Graham & Stubbs LLP, addressed to the Acquiring Trust, the Selling Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a) The transfer of all the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata distribution, by class, by the Selling Fund of all the Acquiring Fund Shares to the Selling Fund Shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund.

(c) No gain or loss will be recognized by the Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Selling Fund Shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund.

(d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e) The aggregate basis of the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided such Selling Fund shares are held as capital assets at the time of the Reorganization.

(f) The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g) The consummation of the Reorganization will not terminate the taxable year of the Selling Fund. The part of the taxable year of the Selling Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Selling Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and the Selling Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this Section 8.7 of this Agreement.

ARTICLE IX
EXPENSES

9.1 The Funds will pay no expenses associated with their participation in the Reorganization. The Adviser will pay all expenses incurred by the Acquiring Fund and the Selling Fund in connection with this Reorganization Agreement and the transactions contemplated hereby whether or not the Reorganization is consummated (“Reorganization Expenses”). The Reorganization Expenses include, but are not limited to: (a) expenses associated with the preparation and filing of the Registration Statement and Post-Effective Amendment and amendments thereto; (b) postage; (c) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; (g) expenses associated with special meetings, if any, of the Boards of Trustees of the Acquiring Trust and Selling Trust in connection with the Reorganization; and (h) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, exchange fees, and securities registration fees). For avoidance of doubt, if the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3 Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Selling Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

10.1 The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

10.2 Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.10, 5.11, 5.12, 9.1, and 10.2 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1 This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a) a material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Selling Fund, the Adviser, or their respective board members, members, shareholders and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1 This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Selling Fund Meeting called by the Selling Fund pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1 The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement.

13.2 This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

13.4 This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

13.5 It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Selling Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Selling Trust on behalf of the Selling Fund and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XIV
NOTICES

14.1 Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ALPS SERIES TRUST, on behalf of the [American Independence Global Tactical Allocation Fund / American Independence Kansas Tax-Exempt Bond Fund]

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

AMERICAN INDEPENDENCE FUNDS TRUST, on behalf of the [American Independence Global Tactical Allocation Fund / American Independence Kansas Tax-Exempt Bond Fund]

By:
	Name:	Darlene T. DeRemer
	Title:	President

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Sections 1.7, 5.10, 5.12, and 9.1 only

MANIFOLD PARTNERS, LLC

By:
	Name:	Jane A. Kanter
	Title:	Chief Legal Officer

ACKNOWLEDGED:

By:
Name:
Title:

Appendix B

SHAREHOLDER INFORMATION FOR THE EXISTING FUND

As of the Record Date, and to the best knowledge of the Existing Trust, the following persons were known to own of record and/or beneficially more than 5% of any class of the voting securities of an Existing Fund:

American Independence Global Tactical Allocation Fund – Class A

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	25.32%	311,718.6680	Record Only

American Independence Global Tactical Allocation Fund – Class C

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	13.88%	28,356.7190	Record Only
Alan J Cook & Debra D Cook JTWROS 3515 Longmire Dr Unit B Box 245 College Station TX 77845-5489	5.09%	10,390.4440	Record and Beneficial
Pershing LLC PO Box 2053 Jersey City, NJ 07303-2052	5.05%	10,321.1260	Record Only

American Independence Global Tactical Allocation Fund – Institutional

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial A/C 1000-0005 4707 Executive Dr San Diego, CA 92121-3091	6.26%	189,151.4410	Record Only
Charles Schwab & Co Inc Special Custody Acct for the Exclusive Benefit of Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	13.42%	405,745.6410	Record Only

American Independence Kansas Tax-Exempt Bond Fund – Class A

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	30.20%	174,304.3630	Record Only
Robert W Baird & Co Inc A/C 2124-5961 777 E Wisconsin Ave Milwaukee, WI 53202-5300	16.34%	94281.0880	Record Only
Robert W Baird & Co Inc A/C 5788-8377 777 E Wisconsin Ave Milwaukee, WI 53202-5300	10.55%	60,906.7120	Record Only
Robert W Baird & Co Inc A/C 2586-0255 777 E Wisconsin Ave Milwaukee, WI 53202-5300	9.14%	52,737.1460	Record Only
Robert W Baird & Co Inc A/C 3678-2608 777 E Wisconsin Ave Milwaukee, WI 53202-5300	10.96%	63,260.6290	Record Only

American Independence Kansas Tax-Exempt Bond Fund – Class C

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	36.27%	12,473.3340	Record Only
Wells Fargo Clearing Services A/C 5282-8894 2801 Market St Saint Louis, MO 63103-2523	10.96%	3,771.0070	Record Only
Robert W Baird & Co Inc A/C 2121-0736 777 E Wisconsin Ave Milwaukee, WI 53202-5300	5.87%	2,020.0090	Record Only
Robert W Baird & Co Inc A/C 5216-1849 777 E Wisconsin Ave Milwaukee, WI 53202-5300	14.52%	4,993.1830	Record Only
Robert W Baird & Co Inc A/C 5396-7374 777 E Wisconsin Ave Milwaukee, WI 53202-5300	14.52%	4,993.4330	Record Only
Robert W Baird & Co Inc A/C 6815-9257 777 E Wisconsin Ave Milwaukee, WI 53202-5300	14.48%	4,978.9610	Record Only

American Independence Kansas Tax-Exempt Bond Fund – Institutional

Name and Address of Shareholder	% of Fund Held	No. of Shares	Type of Ownership
Reliance Trust Company FBO Intrust Non-EB C/C PO Box 28004 Atlanta, GA 30358-0004	19.98%	2,518,297.3840	Record Only
Reliance Trust Company FBO Intrust Non-EB C/R PO Box 28004 Atlanta, GA 30358-0004	72.88%	9,186,269.6770	Record Only

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it. The Trustees and officers of the Existing Trust, as a group, owned less than 1% of the outstanding shares of each class of shares of each Fund.

Appendix C

INVESTING IN THE FUND

BUYING AND REDEEMING SHARES

Each of the American Independence Global Tactical Allocation Funds and the American Independence Tax-Exempt Bond Fund (each a “Fund” and together, the “Funds”) currently offer Institutional Class and Class A shares. Each share class of a Fund represents an investment in the same portfolio of securities of such Fund, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Funds, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class; and
•	whether you qualify for any reduction or waiver of sales charges

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Funds’ transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). Such intermediaries may seek payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may transfer between classes of a Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of a Fund are generally not considered a taxable transaction.

Institutional Class Shares. Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)	trusts, or investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement;
(2)	any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Manifold Fund Advisors or its affiliates or correspondents, pursuant to a written agreement;
(3)	any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset-based fee; and

(4)	other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

The minimum initial investment amount for the Institutional Class shares is $3,000,000. However, any RIA or financial planner using a “wrap fee” or asset-based fee will not be subject to the $3,000,000 minimums for all Funds. The Funds may waive their minimum purchase requirement.

Class A Shares. Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

American Independence Global Tactical Allocation Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

American Independence Kansas Tax-Exempt Bond Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

(1)	The Funds will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or their broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or the investor’s broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.

•	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in a Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•	Current and retired employees, directors/trustees and officers of: - The Adviser and its affiliates; - The Sub-Advisers and service providers to the Funds; and - Family members of any of the above.

•	Current employees of: - Broker-dealers who act as selling agents; and - Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Service (12b-1) Fee Plans. Each of the Funds has adopted a plan that allows its Class A shares to pay a distribution and service fee, as defined by the Financial Industry Regulatory Authority (“FINRA”), from its assets for selling and distributing its shares. Each Fund can pay distribution and service fees at an annual rate of up to 0.25% of its Class A Share assets. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Servicing Plans. Each of the Funds has adopted a plan that allows its Class A shares to pay a shareholder servicing fee. Each Fund can pay shareholder servicing fees at an annual rate of up to 0.25% of its Class A Share assets. Because shareholder servicing fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of shareholder servicing fees. As of the date of this document, the Board has not authorized any payments under either shareholder servicing plan.

Your financial representative may be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. In addition to these payments, the Funds’ Adviser may provide compensation to financial representatives for distribution, administrative and promotional services.

The financial intermediary through whom you purchase or hold your shares may receive all or a portion of the sales charges, Rule 12b-1 distribution fees and shareholder servicing fees, to the extent applicable and as described above.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund.

Investment Minimums

The shares of the Funds are subject to the following investment minimums:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or a Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in a Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the investment minimums with respect to Institutional Class shares:

•	Financial advisors and consultants whose clients aggregate over the investment minimums;

•	Institutions that have a strategic investment advisory relationship with the Adviser;

•	Employees of the Adviser and their immediate family members; and

•	The Adviser’s investment advisory clients.

The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange, or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to ensure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at a Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. This fee may be paid by the Adviser at the Adviser’s discretion.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

The Funds will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

The Funds will process orders upon receipt in good order by the Funds’ transfer agent. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at a Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Funds’ name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds typically will be sent by the requested method of payment (i.e. check, ACH, or wire) within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Funds typically pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, from the sale of portfolio securities, and/or the use of a line of credit. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make a payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of a Fund’s remaining shareholders, the Funds may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata slices of the Fund’s portfolio. These pro-rata slices would have similar characteristics to the Funds and will consist of long and short options securities, as well as any other pro-rata share of the securities held in the Funds. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of a Fund’s net assets). However, a Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions.

Medallion Signature Guarantees

Each Fund requires a Medallion signature guarantee on any written redemption over $50,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

SHARE TRANSACTIONS

Share Certificates

The Funds do not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase a Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of a Fund and its shareholders. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, each Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for a Fund to identify market timing or other abusive trading activities in these accounts, and the Funds may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Funds would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Funds may incur as a result of the canceled purchase.

How Fund Shares are Priced

The AST Board of Trustees has approved procedures to be used to value the Funds’ securities for the purposes of determining the Funds’ net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Funds to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Funds will not value their securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) each Fund earns from its portfolio securities and other investments. The New Global Allocation Fund intends to distribute any net income to shareholders quarterly, and the New Kansa Bond Fund intends to distribute any net income to shareholders monthly.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Funds intend to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

TAXES

The following information is a general summary of U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a partnership for U.S. federal income tax purposes is a beneficial owner of Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds.

This discussion is based on the assumption that the Funds will qualify under Subchapter M of the Code as regulated investment companies and will satisfy certain distribution requirements so that they are not subject to U.S. income tax in general. There can be no guarantee that these assumptions will be correct.

The Funds expect to distribute substantially all of their ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on such distributions that they receive, unless the shares are held by certain types of tax-exempt organizations or through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), in which event special rules will apply.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund income dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Distributions.

Distributions properly reported as net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of a Fund are held.

Other than distributions of net long-term capital gain, Fund distributions (except exempt-interest dividends, discussed below) will generally be taxable as ordinary income or, if properly designated by a Fund, as “qualified dividend income” taxable to individual and other noncorporate shareholders at the same maximum tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for his or her Fund shares. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower maximum rate, however, cannot exceed the amount of dividends received by a Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Funds’ “gross income” is from qualified dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, a Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

A Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Fund distributions of earnings and gains (other than exempt-interest dividends) are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after a Fund has made a distribution.

Fund dividends paid to corporate shareholders that are attributable to qualifying dividends received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

The American Independence Kansas Tax-Exempt Bond Fund anticipates that its income dividends generally will be “exempt-interest dividends,” which are exempt from federal income taxes. However, some dividends will be taxable, such as dividends that are attributable to income on bonds that are acquired at a “market discount,” and distributions of capital gains.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the American Independence Kansas Tax-Exempt Bond Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the American Independence Kansas Tax-Exempt Bond Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by a shareholder are subject to federal income taxes.

If a shareholder of the American Independence Kansas Tax-Exempt Bond Fund receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Sale or Redemption of Fund Shares.

Shareholders of a Fund will recognize taxable capital gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. The deductibility of capital losses is subject to limitations.

Gain or loss on the sale, exchange or redemption of Fund shares generally will be long-term if the shareholder’s holding period for the shares disposed of exceeds 12 months. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Generally, distributions on, sales, exchanges or redemptions of shares held in an IRA (or other tax-qualified plan) are not currently taxable.

Cost-basis reporting. The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after such date. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Funds will also be required to report the cost basis information for such shares and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Funds will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Medicare surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (iii) has failed to certify that the shareholder is not subject to backup withholding, or (iv) has not certified that the shareholder is a U.S. person. The backup withholding rate is currently 24% for tax years after 2017 and before 2026.

Foreign Taxes. The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder will likely be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of a Fund’s foreign tax obligations. See the statement of additional information for further information.

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Depending on the laws of a particular state, state and local income taxes may not apply to the portions of distributions paid by the American Independence Kansas Tax-Exempt Bond Fund that are attributable to interest on federal securities or interest on securities of the particular state or local tax jurisdiction. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Kansas State Income Taxes. The following summary addresses only the Kansas state income tax consequences to U.S. persons who are subject to Kansas state income tax and who invest in the Kansas Fund.

Individuals, trusts and estates resident in Kansas, and corporations subject to tax in Kansas, will not be subject to Kansas income tax on dividends from the Kansas Tax-Exempt Bond Fund that are derived from interest that is exempt from federal income tax and that are received on (i) obligations issued by or on behalf of the State of Kansas or its political subdivision after 1987, (ii) obligations issued by or on behalf of the State of Kansas or its political subdivisions prior to January 1, 1988, the interest on which is expressly exempt from income tax under Kansas law, or (iii) obligations issued by the government of Puerto Rico, Guam or the U.S. Virgin Islands. Such individuals, trusts, estates and corporations will be subject to Kansas income tax on other dividends received from the Fund, including dividends on other obligations and on capital gains.

Tax Cuts and Jobs Act. In 2017, Congress enacted far-reaching changes to the U.S. income tax laws. These changes may directly or indirectly affect investments in the Funds. See the SAI under “TAXES-Tax Cuts and Jobs Act.”

For more information, see the SAI under “TAXES.”

Appendix D

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of that Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

The financial highlights presented for the fiscal year ended October 31, 2017 for the Existing Funds have been audited by Grant Thornton LLP. Grant Thornton’s report, along with the Existing Fund’s financial statements, are included in the Existing Fund’s Annual Report to Shareholders (the “Annual Report”) and are incorporated by reference herein. Additional performance information for the Existing Funds is included in the Annual Report. The following information should be read in conjunction with the financial statements and notes thereto.

After completion of the Reorganizations, the performance and accounting data of the Existing Funds will become the performance and accounting data of the New Funds, respectively.

Financial Highlights – American Independence Global Tactical Allocation Fund

Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Period	Net investment income (loss)*	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)**	Net Assets, End of Period (000's)	Ratio of net expenses to average net assets***	Ratio of gross expenses to average net assets(a)***	Ratio of net investment income (loss) to average net assets***	Portfolio turnover rate(b)**
Institutional Class Shares
For the 6-month period ended
4/30/2018	$12.09	$0.09	$0.05	$0.14	$(0.15)	$(0.29)	$(0.44)	$11.79	1.19%	$47,635	0.95%	1.22%	1.57%	92%
For the year ended
10/31/2017	$10.68	$0.22	$1.34	$1.56	$(0.15)	$—	$(0.15)	$12.09	14.78%	$72,454	0.95%	1.23%	1.93%	138%
10/31/2016	$10.52	$0.26	$0.09	$0.35	$(0.19)	$—	$(0.19)	$10.68	3.34%	$45,813	0.95%	1.27%	2.48%	129%
10/31/2015	$10.69	$0.32	$(0.10)	$0.22	$(0.39)	$—	$(0.39)	$10.52	2.10%	$20,028	0.94%	1.33%	2.98%	98%
10/31/2014	$10.18	$0.21	$0.35	$0.56	$(0.05)	$—	$(0.05)	$10.69	5.52%	$6,329	0.90%	1.73%	2.00%	166%
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.01+	$0.17	$0.18	$—	$—	$—	$10.18	1.80%	$6,934	0.90%	10.18%	6.14%****	19%

Class A Shares
For the 6-month period ended
4/30/2018	$12.04	$0.08	$0.04	$0.12	$(0.14)	$(0.29)	$(0.43)	$11.73	1.02%	$29,333	1.33%	1.72%	1.33%	92%
For the year ended
10/31/2017	$10.64	$0.18	$1.33	$1.51	$(0.11)	$—	$(0.11)	$12.04	14.34%	$61,546	1.33%	1.73%	1.59%	138%
10/31/2016	$10.50	$0.23	$0.08	$0.31	$(0.17)	$—	$(0.17)	$10.64	2.99%	$56,135	1.33%	1.77%	2.23%	129%
10/31/2015	$10.65	$0.29	$(0.10)	$0.19	$(0.34)	$—	$(0.34)	$10.50	1.75%	$38,019	1.28%	1.75%	2.70%	98%
10/31/2014	$10.18	$0.24	$0.27	$0.51	$(0.04)	$—	$(0.04)	$10.65	5.07%	$21,684	1.28%	2.23%	2.32%	166%
For the period from
9/20/2013 (c) thru 10/31/2013	$10.00	$0.00+^	$0.18	$0.18	$—	$—	$—	$10.18	1.80%	$3,876	1.28%	10.77%	0.25%	19%

D - 1

Financial Highlights – American Independence Kansas Tax-Exempt Bond Fund

Selected data for a share outstanding throughout the year indicated. See NOTES at the end of this Financial Highlights section.

	Per Share Data								Ratios/Supplemental Data
		Investment Operations			Distributions From
	Net Asset Value, Beginning of Year	Net investment income (loss)*	Net realized and unrealized gains (losses)	Increase (Decrease) from operations	Net investment income	Net realized gains	Total Distributions	Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000's)	Ratio of net expenses to average net assets	Ratio of gross expenses to average net assets(a)	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(b)
Institutional Class Shares
For the 6-month period ended
4/30/2018	$10.88	$0.16	$(0.24)	$(0.08)	$(0.16)	$—	$(0.16)	$10.64	(0.78%)	$144,260	0.48%	0.65%	2.91%	10%
For the year ended
10/31/2017	$11.09	$0.32	$(0.21)	$0.11	$(0.32)	$—	$(0.32)	$10.88	1.04%	$167,374	0.48%	0.61%	2.95%	9%
10/31/2016	$11.11	$0.33	$(0.02)	$0.31	$(0.33)	$—	$(0.33)	$11.09	2.80%	$190,780	0.48%	0.60%	2.94%	10%
10/31/2015	$11.16	$0.35	$(0.05)	$0.30	$(0.35)	$—	$(0.35)	$11.11	2.70%	$181,983	0.48%	0.60%	3.12%	13%
10/31/2014	$10.80	$0.37+	$0.36	$0.73	$(0.37)	$—	$(0.37)	$11.16	6.89%	$183,423	0.48%	0.58%	3.39%	1%
10/31/2013	$11.28	$0.35+	$(0.48)	$(0.13)	$(0.35)	$—	$(0.35)	$10.80	(1.13%)	$232,502	0.48%	0.55%	3.20%	8%

Class A Shares
For the 6-month period ended
4/30/2018	$10.88	$0.14	$(0.25)	$(0.11)	$(0.13)	$—	$(0.13)	$10.64	(0.97%)	$7,458	0.87%	1.15%	2.53%	10%
For the year ended
10/31/2017	$11.09	$0.28	$(0.21)	$0.07	$(0.28)	$—	$(0.28)	$10.88	0.65%	$11,462	0.87%	1.11%	2.56%	9%
10/31/2016	$11.11	$0.29	$(0.02)	$0.27	$(0.29)	$—	$(0.29)	$11.09	2.41%	$11,509	0.87%	1.10%	2.55%	10%
10/31/2015	$11.16	$0.31	$(0.05)	$0.26	$(0.31)	$—	$(0.31)	$11.11	2.34%	$10,620	0.83%	1.03%	2.76%	13%
10/31/2014	$10.80	$0.33+	$0.36	$0.69	$(0.33)	$—	$(0.33)	$11.16	6.47%	$10,186	0.87%	1.08%	3.00%	1%
10/31/2013	$11.28	$0.31+	$(0.48)	$(0.17)	$(0.31)	$—	$(0.31)	$10.80	(1.52%)	$9,815	0.87%	1.05%	2.82%	8%

NOTES FOR FINANCIAL HIGHLIGHTS

(a)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(b)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)	Date of commencement of operations.

*	Calculated based on average shares outstanding during the year or period, unless otherwise noted.

**	Not annualized for periods less than one full year.

***	Annualized for periods less than one full year.

****	Due to the short life of the Fund and significant cash inflows into the Institutional Class at the end of the year; the ratio of net investment income is not indicative of future results.

^	Rounds to less than $0.01.

+	Calculated based on ending shares outstanding during the period.

D - 2

[American Independence Logo]

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **www.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free (888) 628-8208 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER SAMPLE BALLOT ONLY

AMERICAN INDEPENDENCE GLOBAL TACTICAL ALLOCATION FUND

A SERIES OF AMERICAN INDEPENDENCE FUNDS TRUST

The undersigned, revoking previous proxies, if any, hereby appoints Jane A. Kanter and Darlene T. DeRemer, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the American Independence Global Tactical Allocation Fund (the "Fund") to be held at the is to be held at 1:00 p.m. Eastern Time on August 24, 2018, at the offices of American Independence Funds Trust (the "Trust") at 75 Virginia Rd., Box 14, North White Plains, New York 10603 and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on August 24, 2018. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/AmericanIndepence2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(888) 628-8208. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

AMERICAN INDEPENDENCE GLOBAL TACTICAL ALLOCATION FUND

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the "Board"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:			
1. To approve the Agreement and Plan of Reorganization, adopted by the Board of Trustees of the American Independence Funds Trust, to reorganize the American Independence Global Tactical Allocation Fund, a series of American Independence Funds Trust, into the American Independence Global Tactical Allocation Fund, a series of ALPS Series Trust.	O	O	O
2. To transact such other business as may properly come before the Meeting and any adjournments thereof.			

THANK YOU FOR YOUR CONSIDERATION AND VOTING

PART B

STATEMENT OF ADDITIONAL INFORMATION

JULY 25, 2018

THE REORGANIZATION OF

American Independence Global Tactical Allocation Fund

and

American Independence Kansas Tax-Exempt Bond Fund

(each a series of American Independence Funds Trust)

INTO

American Independence Global Tactical Allocation Fund

and

American Independence Kansas Tax-Exempt Bond Fund

(each a series of ALPS Series Trust)

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated July 25, 2018 for the Special Meeting of Shareholders of the American Independence Funds Trust with respect to the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each an “Existing Fund” and, together, the “Existing Funds”) to be held on August 24, 2018. At the Special Meeting, shareholders of each Existing Fund will be asked to consider and approve, among other matters, the following:

To approve:

(i)	an Agreement and Plan of Reorganization (“Global Tactical Allocation Fund Plan”) by and among American Independence Funds Trust on behalf of its series the American Independence Global Tactical Allocation Fund (“Existing Global Tactical Allocation Fund”), ALPS Series Trust (“AST”), on behalf of its identically-named series (“New Global Tactical Allocation Fund”) and Manifold Partners LLC (“New Adviser”); and

(ii)	an Agreement and Plan of Reorganization (“Kansas Bond Fund Plan” and, together with the Global Tactical Allocation Fund Plan, each a “Reorganization Plan” and together, “Reorganization Plans”) by and among American Independence Funds Trust on behalf of its series the American Independence Kansas Tax-Exempt Bond Fund (“Existing Kansas Bond Fund” and, together with the Existing Global Tactical Allocation Fund, each an “Existing Fund” and together, “Existing Funds”), AST, on behalf of its identically-named series (“New Kansas Bond Fund” and, together with the New Global Tactical Allocation Fund, each a “New Fund” and together, “New Funds”) and the New Adviser.

Under each Reorganization Plan, the applicable Existing Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding New Fund in exchange for shares of each corresponding class of such New Fund (provided, that Class C shares of each Existing Fund will be exchanged for load-waived Class A shares of the corresponding New Fund) and the assumption by such New Fund of all of the liabilities of the corresponding Existing Fund. Shares of each New Fund will be distributed proportionately to shareholders of the relevant class of the applicable Existing Fund; provided, that load-waived Class A shares of each New Fund will be distributed proportionately to the Class C shareholders of the corresponding Existing Fund (“Reorganization”).

Part B - 1

Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-888-628-8208. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Existing Funds is contained in and incorporated by reference to the Statement of Additional Information for American Independence Funds Trust dated March 1, 2018. The audited financial statements and related independent registered public accountants’ report for American Independence Funds Trust contained in the Annual Report to Shareholders for the fiscal year ended October 31, 2017 are incorporated herein by reference. Copies are available upon request and without charge by calling 1-888-266-8787.

The Statement of Additional Information for the New Funds is not yet effective and is subject to completion. The New Funds have not yet commenced operations and, therefore, has not produced shareholder reports.

INTRODUCTION

The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of each Existing Fund in exchange for shares of the corresponding New Fund, each a series of AST; and (ii) the distribution of shares of each New Fund so received to shareholders of the corresponding Existing Fund.

Part B - 2

Part B - 3

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund (each individually a “Fund” and collectively, the “Funds”). The Funds are series of the ALPS Series Trust (“Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or non-diversified. The following table shows each Fund’s classification:

Fund	Classification
American Independence Global Tactical Allocation Income Fund (“GTA Fund”)	Diversified
American Independence Kansas Tax-Exempt Bond Fund (“Kansas Fund”)	Non- Diversified

Part B - 4

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for each Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objective, each Fund generally makes investments of the sort described in the Prospectus.

A Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, a Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities. The table below reflects the principal or non-principal nature with respect only to each Fund’s direct investments or activities. If no box is marked for a specific type of security, investment technique or type of investment activity, the unmarked box indicates that the Fund does not invest in such security or engage in that investment strategy or investment activity.

	American Independence Global Tactical Allocation Fund		American Independence Kansas Tax-Exempt Bond Fund
	Principal	Non-Principal	Principal	Non-Principal
Asset Backed/Mortgage Backed Securities		X
Bank Obligations				X
Borrowing		X		X
Combined Transactions		X		X
Convertible Securities		X		X
Common Stocks	X
Credit Default Swaps		X		X
Credit Ratings		X	X
Currency Transactions	X	X		X
Depositary Receipts	X	X		X
Derivatives				X
Equity Investments	X			X

Part B - 5

	American Independence Global Tactical Allocation Fund		American Independence Kansas Tax-Exempt Bond Fund
	Principal	Non-Principal	Principal	Non-Principal
Exchange Traded Funds (ETFs) and Other Similar Instruments	X			X
Firm Commitments and When-Issued Securities		X		X
Fixed-Income Securities	X		X
Floating and Variable Rate Instruments		X		X
Foreign Bank Time Deposits		X
High-yield Securities	X			X
Illiquid Securities		X		X
Inflation-Indexed Bonds		X		X
Interest-Only Securities		X		X
Interest Rate and Equity Swaps and Related Transactions		X		X
Loans of Portfolio Securities		X		X
Money Market Instruments/Securities		X		X
Municipal Bonds			X
Municipal Commercial Paper			X
Municipal Leases			X
Municipal Notes			X
Non-U.S. Securities	X
Non-U.S. Sub-custodians		X
Options				X
Other Investment Companies (excluding ETFs)	X			X
Preferred Stock		X
Repurchase Agreements				X
Reverse Repurchase Agreements				X
Restricted Securities and Securities With Limited Trading Markets (Rule 144A)		X		X
Securities Related Issuers		X		X
Short Sales				X
Temporary or Defensive Positions	X			X
Segregated and Other Special Accounts		X		X
U.S. Government Securities	X		X
Warrants and Rights		X		X
Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities		X		X

Asset-Backed and Mortgage-Backed Securities Risk:

The GTA Fund may invest in asset-backed and mortgage-backed securities. Asset backed and mortgage backed securities (residential and commercial) represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. These securities, in most cases, are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. These securities may be subject to liquidity risk as well as the risk of illiquidity and default on the underlying asset or mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities. In particular, during periods of falling interest rates, mortgage-backed securities will be called or prepaid, which may result in the Portfolio having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of a mortgage-backed security may extend, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. The values of certain types of mortgage-backed securities, such as inverse floaters and interest-only and principal- only securities, may be extremely sensitive to changes in interest rates and prepayment rates.

Part B - 6

Bank Obligations

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary emergency purposes. Any borrowings for temporary emergency purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Reverse Repurchase Agreements” below.

Part B - 7

Combined Transactions

Depending on the investment techniques or types of securities used by the particular Fund, each Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Part B - 8

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Credit Default Swaps

Each Fund may enter into credit default swap contracts. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both. Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

Credit Ratings

The fixed-income securities in which each Fund may invest will not be required to meet a minimum rating standard. Fixed-income securities that are not rated for creditworthiness by any internationally recognized credit rating organization. are commonly referred to as “junk bonds” and involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

Currency Transactions

A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts and exchange-listed and over-the-counter (“OTC”) options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Part B - 9

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which a Fund has or in which a Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements required for compliance with certain requirements by the 1940 Act or certain interpretations of the requirements under the 1940 Act, as described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Part B - 10

Derivatives

The Kansas Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, the Kansas Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Kansas Fund may invest include, but are not limited to, futures contracts, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt securities, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of the Kansas Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Kansas Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, the Kansas Fund may (if and to the extent so authorized) enter into futures contracts, , purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, futures contracts, indices and other financial instruments, and each Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with a Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

Part B - 11

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

In connection with the use of certain derivatives, the Adviser intends to comply with the requirements of the Commodity Exchange Act (“CEA”) by operating the Kansas Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

Each Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (“Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “TAXES.”

Equity Investments

Each Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies or broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Funds. Generally, an ETF is an investment company that is registered under the 1940 Act Index ETFs that holds a portfolio of securities designed to track the performance of a particular index or index segment, actively managed ETFs are actively managed by an investment adviser. Similar instruments, issued by pools that are not investment companies, offer characteristics similar to index ETFs and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Part B - 12

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an index ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an index ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.

Limitations of the 1940 Act, which prohibit a Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict a Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Each Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to a Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity. When purchasing securities pursuant to a when-issued or forward commitment transaction, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. A Fund may renegotiate a when-issued or firm commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund. When-issued and forward-commitment transactions will not be considered to constitute issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if a Fund covers the transaction in accordance with the requirements described under the heading “Borrowings”.

Part B - 13

Fixed-Income Securities

Each Fund may invest in fixed-income securities. Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can generally be expected to decline. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

Each Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Variable rate obligations invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some demand instruments may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date a Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by a Fund between that bank and the Fund’s custodian.

Part B - 14

Foreign Bank Time Deposits

Each Fund may make time deposits in interest-bearing foreign bank accounts. Such time deposits will be subject to conditions placed on the time deposit account by the applicable bank (e.g., higher interest payments for maintaining funds in the account for longer periods of time). The Adviser generally expects its foreign bank time deposits to be made and maintained in U.S. dollars; however, the Adviser may make such deposits in foreign currencies where the Adviser deems such investments to be in the best interest of a Fund. Foreign bank time deposit accounts may be subject to restrictions on withdrawal, including penalties or reductions in interest for withdrawals before the end of the expected or intended duration of the time deposit.

High-Yield Securities

Each Fund may invest in high-yield securities. High-yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high-yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal.

The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever. Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither a Fund nor the Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can any Fund or the Adviser be certain an issuer will maintain its current credit rating in the future. When available, the Adviser may refer to selected ratings from recognized agencies. The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high-yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Part B - 15

Liquidity. The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high-yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of high-yield securities held in general. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect a Fund’s net asset value per share and may limit the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high-yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s investments in high-yield securities, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high-yield bonds and limiting the deductibility of interest by certain corporate issuers of high-yield bonds adversely affected the market in prior years.

High-Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. If a Fund holds such securities, the Fund also could incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high-yield securities especially those of issuers located in emerging markets.

The development of markets for high-yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

A Fund may invest in high-yield securities that bear interest at fixed rates, securities with variable rates of interest, or securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High-Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high-yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high-yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high-yield securities.

Part B - 16

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

Part B - 17

To the extent that instruments that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Each Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Part B - 18

Interest-Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. If a Fund enters into these types of transactions, the Fund expects that it would do so in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange between the parties to the swap of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

If a Fund enters into interest-rate and equity swaps, the Fund expects that it will usually enter into the swap on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There is a risk that is incorrect forecasts of market values, interest rates and other applicable factors, will diminish the investment performance of a Fund compared with what it would have been if these investment techniques were not utilized. Moreover, even if the forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent a transaction is not or cannot be terminated in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. Because swaps and related transactions are bilateral contractual arrangements between the counterparties to the transactions, a Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Part B - 19

Loans of Portfolio Securities

Upon approval by the Board of Trustees, a Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with a Fund in an amount equal to a minimum of 100% of the market value of the securities lent. A Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the securities or lending agent (e.g. a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by a Fund at any time. A Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. A Fund’s performance will continue to reflect changes in the value of the securities loaned.

The terms of the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and rules and interpretations of the SEC thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund’s total assets and require (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises; (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distributions on the lent securities, and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to lending securities, subject to the oversight of the Board of Trustees. At present time, the SEC does not object if any investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a Fund has knowledge that a material event will occur affecting securities on loan, and with respect to which the holder of securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A Fund bears the risk that there may be a delay in the return of the securities, which may impair the Fund’s ability to vote on such a matter. A Fund may include, as part of its total assets, the assets that it receives as collateral for loans of its portfolio securities, for purposes of determining compliance with the requirement that a mutual fund should not have on loan at any given time securities representing more than one-third of its total asset value.

These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. A Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Part B - 20

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, a Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. A Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities. A Fund may hold money market instruments for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when a Fund maintains exposure to money market instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Municipal Bonds

Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes—such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility—tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are limited to bonds which are rated investment grade or better by a NRSRO.

Municipal Commercial Paper

Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) “P-1” by Moody’s and “A-1” or “A-1+” by S&P, “P-2” or better by Moody’s and “A-2” or better by S&P; or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper; or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper; or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated “P-1” have a “superior capacity for repayment of short-term promissory obligations”. The “A-1” rating for commercial paper under the S&P classification indicates that the “degree of safety regarding timely payment is either overwhelming or very strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+”. Commercial paper receiving a “P-2” rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated “A-2” has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated “A-1”.

Part B - 21

Municipal Leases

Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes

Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

Notes rated “MIG 1” are judged to be of the “best quality” and carry the smallest amount of investment risk. Notes rated “MIG 2” are judged to be of “high quality, with margins of protection ample although not as large as in the preceding group”.

Non-U.S. Securities

The GTA Fund will invest in non-U.S. securities. Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging and frontier market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent the GTA Fund purchases securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and a Fund’s income available for distribution. A Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES.”

Part B - 22

In addition, even though the GTA Fund’s income may be received or realized in foreign currencies, the GTA Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the GTA Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the GTA Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging/frontier market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, may have an adverse impact on the investment performance of a Fund to the extent a Fund invests in these markets. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges, particularly in frontier markets, generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other risks associated with investments in non-U.S. securities include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging or frontier market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the GTA Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging and frontier market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the GTA Fund to the extent the GTA Fund invests in those markets. For example, the GTA Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Part B - 23

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the GTA Fund are uninvested and no return is earned thereon. The inability of the GTA Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event a Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting, on a timely basis, portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

In addition to the options on instruments and indices described in this SAI, the Kansas Fund reserves the right to purchase or sell options on other instruments and indices and those which may be developed in the future to the extent consistent with applicable law, the Kansas Fund’s investment objective and the restrictions set forth herein.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. If the Kansas Fund were to purchase a put option on a security, for example, it might do so in an attempt to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. If the Kansas Fund were to purchase a call option on a security, index, currency or other instrument, for example, it might do so in an attempt to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

Part B - 24

The Kansas Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain. In addition, the Kansas Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

If the Kansas Fund writes a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. If a Fund writes a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Kansas Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Part B - 25

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Kansas Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Kansas Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Kansas Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Options on Stocks and Stock Indices. The Kansas Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Kansas Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

For example, a purchase of a call option on a stock index could be used as a hedge against an increase in prices of particular equity securities a Fund wanted ultimately to buy if the Adviser expected general stock market prices to rise. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of a Fund’s index option resulting from the increase in the index. On the other hand, a purchase of a put option on the index could be used if the Adviser expected general stock market prices to decline. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Part B - 26

Other Investment Companies (excluding ETFs)

Each Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of a Fund invested in such investment companies.

A Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities. A Fund will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of a Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies themselves, however, may have policies that are different from those of a Fund.

A Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds and Other Similar Instruments.”

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because, as a general matter, preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the opportunity to earn a return on temporarily available cash at relatively low market risk. When a Fund enters into a repurchase agreement, the Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. A Fund will require that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

Part B - 27

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund will pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Borrowing” above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Each Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Part B - 28

Securities Related Issuers

The 1940 Act limits each Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and may be obligated to pay over any accrued interest and dividends on such borrowed securities.

If a Fund sells a security short and the price of the security increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board of Trustees and that is equal to the current market value of the securities sold short until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary or Defensive Positions

Each Fund may depart from its principal investment strategies to meet redemption requests in response to adverse market, economic or political conditions by taking temporary or defensive positions. While in a temporary or defensive investment position, a Fund may invest some or all of its assets in cash and/or cash equivalent securities or invest in other securities that the Adviser believes are less risky than those normally invested in by the Fund. For example, the GTA Fund may invest, to a greater extent than it normal, in US securities to prevent anticipated loses by the GTA Fund. Cash equivalent securities include, but are not limited to, obligations of the U.S. government or by its agencies or instrumentalities, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. Under such circumstances, a Fund may not achieve its investment objective.

Part B - 29

Segregated and Other Special Accounts

To the extent a Fund uses certain types of derivatives, the Fund will be required, among other things, to Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

Certain options, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a forward contract, a Fund could purchase a put option on the same forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

Part B - 30

CMOs and MBS Derivatives

The collateralized mortgage obligation (“CMO”) and stripped mortgage-backed securities (“MBS”) markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that a Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks, and hedging risks associated with such securities will be severely magnified.

Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero-coupon securities, pay-in-kind bonds and deferred payment securities. Zero-coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero-coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero-coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero-coupon securities may have conversion features. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero-coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero-coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero-coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero-coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “TAXES.”

Part B - 31

INVESTMENT LIMITATIONS

The following restrictions apply to each Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 6, 7, 11 and 15 are fundamental policies of the Funds, which can be changed only when permitted by law and approved by a majority of the Funds’ outstanding voting securities. The nonfundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or (ii) more than 50% of the outstanding shares.

Each Fund, except as indicated, may not:

1. Invest more than 15% of the value of its net assets in investments that are illiquid;

2. Borrow money or pledge, mortgage or hypothecate its assets, except that a Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. Each Fund has adopted a nonfundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist), except as permitted by the1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

3. Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

4. Make loans, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

5. The Funds may invest in securities issued by other investment companies that invest in the types of securities in which the particular Fund itself is permitted to invest. The Funds may not invest in securities of any registered investment company, except to the extent permitted under the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or exemptive orders;

6. Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein); invest in physical commodities, except that the Funds may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

Part B - 32

8. Sell securities short, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9. Except with respect to the American Independence Global Tactical Allocation Fund, purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10. Except with respect to the American Independence Global Tactical Allocation Fund, purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

11. Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

12. Except with respect to the American Independence Global Tactical Allocation Fund, invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on a U.S. stock exchange;

13. Write, purchase or sell puts, calls or combinations thereof, except that the Funds may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, the Funds will invest no more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

14. Except with respect to the American Independence Global Tactical Allocation Fund, invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of a comparable rating), provided each Fund may invest all or a portion of its assets in another open-end management investment company or ETF with substantially the same investment objective, policies and investment restrictions as the Fund; or

15. Except with respect to the American Independence Kansas Tax-Exempt Bond Fund, which is a non-diversified fund, with respect to 75% of its assets, purchase a security if as a result, (a) more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities, or (b) a Fund would own more than 10% of the outstanding voting securities of such issuers.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, each Fund is authorized to seek to achieve its investment objectives by investing all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund subject to the 1940 Act.

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, if a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or SAI are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Adviser will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

Part B - 33

It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds’ policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of a Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below). No data about a Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about a Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

Part B - 34

In order to protect each Fund from any trading practices or other use by a Third Party that could harm a Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

The Board of Trustees will periodically review the list of entities that have received Portfolio Holdings data prior to public dissemination, to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest and evaluate the effectiveness of its current portfolio holding policy.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Manifold Partners, LLC (Adviser)	Daily	None	Daily	Daily
Lee Capital Management, L.P. (Sub-Adviser)	Daily	None	Daily	Daily
Carret Asset Management, LLC (Sub-Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
INTRUST Bank, N.A (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Trustee Counsel)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Interactive Brokers Inc.	Daily	None	Daily	Daily
Factset	Daily	None	Daily	Daily
Electra	Daily	None	Daily	Daily
Advent Software, Inc.	Daily	None	Daily	Daily
Vision Computer Solutions	As needed	None	As needed	As needed
Broadridge Investor Communication Solutions, Inc.	As needed	None	As needed	As needed

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, may approve the disclosure of a Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Part B - 35

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to a Fund’s relevant Service Providers and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of a Fund with a fifteen (15) calendar day lag. Except as set forth in this Policy, the full holdings of a Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a fifteen (15) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Part B - 36

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;

§	Disclosures necessary for Service Providers to perform services to the Funds, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;

§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;

§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;

§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and

§	Disclosures to the adviser of a Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund). Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

When the Adviser or Sub-Adviser determines that the purchase or sale of a particular security is appropriate for more than one client account, the Adviser or Sub-Adviser may, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the policy of the Adviser and the Sub-Advisers to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs shall be shared pro rata based on each client’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each client’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts which had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

If the Adviser or Sub-Adviser receives an order for a security at the same time as there exists an open order with a broker, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker shall be allocated solely to the clients participating in the existing open order, and the unfilled portion of the existing open order will be added into the subsequent order.

Part B - 37

Some types of purchase or sale transactions cannot be included in Block Orders. Such trades often must be executed on an individual basis rather than aggregated with other trades. In such cases, clients may not receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Adviser and the Sub-Advisers places orders for the purchase and sale of portfolio securities for each Fund through several brokers or dealers. The general policy of the Adviser and Sub-Advisers is to use their best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the policy of the Adviser or the Sub-Advisers to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser and Sub-Advisers cannot assure that best execution will be achieved for each Fund transaction. The Adviser and Sub-Advisers maintains a list of approved broker-dealers they will use to place Fund and other client trades for execution. The Adviser and the Sub-Advisers will periodically reevaluate these broker-dealers to confirm that they meet the criteria and standards that have been set by the Adviser and the Sub-Advisers, including that they provide trade execution services that the Adviser and Sub-Advisers view as satisfactory. Upon reevaluation, the Adviser and Sub-Advisers may add or remove broker-dealers to or from the list of approved broker-dealers. Although each Fund may use a broker-dealer that sells Fund shares to effect transactions for a Fund’s portfolios, a Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), the Adviser and Sub-Advisers are permitted to place trades with a broker-dealer that provides brokerage and research services. The Adviser or Sub-Advisers may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for a Fund. However, in selecting a broker for research, the Adviser and the Sub-Advisers makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received. The determination may be viewed in terms of a particular transaction or the overall responsibilities of the Adviser or Sub-Advisers with respect to the accounts over which they exercise investment discretion. Research and brokerage services provided by broker-dealers chosen to place a Fund’s portfolio transactions may be useful to the Adviser or the Sub-Advisers in providing services to their other clients, although not all of these services may be necessarily useful and of value in managing the Funds. Conversely, brokerage and research products and services provided to the Adviser or Sub-Advisers by broker-dealers in connection with trades executed on behalf of other clients may be useful to the Adviser or the Sub-Advisers in managing the Funds, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser or Sub-Advisers in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser and Sub-Advisers may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser or the Sub-Advisers use Fund brokerage commissions to obtain research or other products or services, the Adviser or the relevant Sub-Adviser would receive a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by a Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

Part B - 38

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (“Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Each Fund has two share classes: Institutional Class and Class A shares.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust. Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

Purchase of Shares

Institutional Class Shares. Institutional Class shares of the Funds are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of "Institutional Investors":

(1)	trusts, or investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement;
(2)	any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Manifold Partners, LLC or its affiliates or correspondents, pursuant to a written agreement;
(3)	any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset-based fee; and

(4)	other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

Part B - 39

Class A Shares. Class A shares of the Funds are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

American Independence Global Tactical Allocation Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	5.75%	6.10%	5.25%
$50,000 to $99,999	5.00%	5.26%	4.50%
$100,000 to $249,999	4.00%	4.17%	3.50%
$250,000 to $499,999	3.00%	3.09%	2.75%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

American Independence Kansas Tax-Exempt Bond Fund:

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

(1)	The Funds will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with a Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Part B - 40

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

•	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

•	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

•	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

•	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A shares of any American Independence Funds already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

•	You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

•	a family unit, including children under the age of twenty-one or single trust estate;

•	a trustee or fiduciary purchasing for a single fiduciary relationship; or

•	the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in a Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

CDSC Waivers. The CDSC does not apply to: (1) redemption of shares when a Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Part B - 41

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

•	Current and retired employees, directors/trustees and officers of:

- The Adviser and its affiliates;

- The Sub-Advisers and service providers to the Funds; and

- Family members of any of the above.

•	Current employees of:

- Broker-dealers who act as selling agents; and

- Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. The Adviser reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) with respect to Class A shares of the American Independence Funds (the “Plans”). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed, and (ii) may pay, through the Distributor, broker-dealers or other financial institutions (“Service Organizations”) for services, as defined by the Financial Industry Regulatory Authority (“FINRA”).

Distribution and Related Service Plans

The Trust has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act (the “Rule”) with respect to Class A shares of the Funds (the “Plans”). Under the Plans, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed, and (ii) may pay, through the Distributor, broker-dealers or other financial institutions (“Service Organizations”) for services, as defined by the Financial Industry Regulatory Authority (“FINRA”)

Payments to the Distributor will compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and SAIs (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Plan.

The Trust intends to enter into servicing agreements under the Plan that will require the Service Organizations receiving such compensation from the Distributor to perform certain services, as defined by FINRA.

Shareholder Services Plan. Under the Shareholder Services Plan, each Fund is authorized to pay financial institutions, including the Adviser and its affiliates, or other persons who provide certain services to the Funds, a services fee, within the meaning of FINRA Rules under the Plan at an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class A shares of the average daily net asset value of the respective class of shares of each Fund (the “Services Fees”) as compensation for providing service activities pursuant to an agreement with each Service Organization. Institutional shares are offered without any Services Fees.

Part B - 42

The Fund may pay a Services Fee to the Service Organizations at a lesser rate than the fees described above. The Services Fees will be computed daily and payable quarterly by the Funds.

Distribution Plan. Under the Distribution Plan, each Fund shall pay to the Distributor an annual rate of up to 0.25% of average net asset value of each Fund’s outstanding shares of the Class A shares to compensate the Distributor for services provided and expenses incurred by it in connection with the offering of each Fund’s shares, which may include, without limitation the average daily net asset value of a Fund’s outstanding shares that are owned of record or beneficially by a Service Organization’s customers for whom the Service Organization is the owner of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of “any activity which is primarily intended to result in the sale of shares issued by” the Trust. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the Plan provides that a report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, will be made to the Board for its review at least quarterly. The Plan provides that it may not be amended to increase materially the costs that a Class of shares may bear for distribution pursuant to the Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board, and by a majority of the Trustees who are neither “interested persons” (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the Plan or in any related agreements (“12b-1 Trustees”), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Board has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and holders of each Class of shares. The Plan is subject to annual re-approval by a majority of the 12b-1 Trustees and is terminable at any time with respect to a Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the shares of the Fund involved. Any agreement entered into pursuant to the Plan with a Service Organization will be terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of each Class of shares of such Fund, by the Distributor or by the Service Organization. Any such agreement will also terminate automatically in the event of its assignment.

The Funds are recently formed so no fees have yet been paid by the Funds under the Distribution Plan.

Investment Minimums and Subsequent Investments

The minimum investments in each Fund are as follows:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Part B - 43

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-833-287-7933 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of each Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. A Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Part B - 44

Redemption Fees. If you sell or exchange your shares of the Funds after holding them 60 calendar days or less, a 2.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

Redemption requests for shares recently purchased by check will be accepted only after a Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees. The Board approves all significant agreements between/among the Funds and the persons or companies that furnish services to the Funds, including agreements with each Fund’s distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Adviser and the Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	9	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

Part B - 45

J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	9	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present)
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	9	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

Part B - 46

Interested Trustee

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee ****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	9	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Elevation ETF Trust (1 ETF).

Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust.

Part B - 47

Jennifer A. Craig, Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.
Alan Gattis, Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.	Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Elevation ETF Trust and Financial Investors Trust.
Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.

Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015-November 2017). Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015)

Compliance Manager at ALPS (January 2010 - August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust and Goehring & Rozencwajg Investment Funds.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 12 series of the Trust and any other investment companies for which Manifold Partners, LLC, Lee Capital Management, L.P., or Carret Asset Management, LLC provides investment advisory services, currently none.

Part B - 48

Ward D. Armstrong

Mr. Armstrong has been an Independent Trustee of the Trust since May 27, 2016. He has been Director of the Heartland Group, Inc. since February 2008 and was Chairman of Ameriprise Trust Company from November 1996 to May 2007. Mr. Armstrong served as Managing Partner of NorthRock Partners, LLC from October 2013 to July 2015, Managing Director of NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial from February 2010 to October 2013, Senior Vice President of Ameriprise Financial, Inc. from November 1984 to May 2007 and President of American Express Asset Management from 2002 to 2004. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

J. Wayne Hutchens

Mr. Hutchens has been an Independent Trustee of the Trust since October 30, 2012. He has been a Director of the RiverNorth Opportunity Fund since 2013, Trustee of the Denver Museum of Nature and Science since 2000, and Director of AMG National Trust Bank and Trustee of Children’s Hospital Colorado since 2012. From 2006 to 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from 2009 to 2012, he also served as Executive Director of the CU Real Estate Foundation. Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado. Mr. Hutchens is a graduate of the University of Colorado at Boulder’s School of Business and has done graduate study at Syracuse University and the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business and financial services experience.

Patrick Seese

Mr. Seese has been an Independent Trustee of the Trust since October 30, 2012. He has been a Director of The Mile High Five Foundation since 2013 and SJ Panthers Foundation since 2016. He has been an owner and a Managing Director of Integris Partners, a middle-market investment banking firm, since February 2008. Prior to this, Mr. Seese was a Managing Director of Headwaters, MB, middle-market investing banking firm from 2003 to 2008. Prior to this, Mr. Seese was working in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporate Development for Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche, LLP, where he began his career in 1994. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations. Mr. Seese was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience.

Jeremy O. May

Mr. May has been an Interested Trustee of the Trust since October 30, 2012. He has been a Trustee of the Reaves Utility Income Fund since 2009 and Elevation ETF Trust since 2015. Mr. May joined ALPS Fund Services, Inc. (“AFS”), the Funds’ administrator, in 1995 and is President and Director of AFS, ALPS Distributors, Inc., the Funds’ principal underwriter, ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Before joining ALPS, Mr. May was an auditor with Deloitte & Touche LLP. Mr. May is also Vice Chairman on the Board of Directors of the University of Colorado (CU) Foundation and the Board of Directors of the AV Hunter Trust. Mr. May has a B.S. in Business Administration from the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Part B - 49

None of the Independent Trustees owns securities in Manifold Partners, LLC, the Funds’ investment adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees. The Trust has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of four members, three of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Audit Committee met two times during the fiscal year ended September 30, 2017.

Part B - 50

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ward D. Armstrong, J. Wayne Hutchens and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended September 30, 2017.

Independent Trustee Retirement Policy

The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Independent Trustee Retirement Policy (“Retirement Policy”), upon reaching the age of 75, an Independent Trustee is deemed to tender an offer of retirement, which retirement, if accepted, shall become effective upon the September 30th immediately following the tender of a retirement. The Board may decline the offer upon the vote of a majority of the continuing Trustees. If the Board declines an Independent Trustee’s offer, then the term of office of such Independent Trustee continues in accordance with the term under which such Independent Trustee was elected or appointed, provided that such Independent Trustee shall be deemed to tender another offer of retirement upon each subsequent birthday. The Trustees review the Funds’ Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2017, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Part B - 51

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Jeremy O. May	None	None

As of December 31, 2017, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
J. Wayne Hutchens	None	$10,001-$50,000
Patrick Seese	None	None

*	The Fund Complex currently consists of 12 series of the Trust and any other investment companies for which Manifold Partners, LLC, Lee Capital Management, L.P., or Carret Asset Management, LLC provides investment advisory services, currently none.

Remuneration of Trustees. Effective November 1, 2017, the Independent Trustees of the Trust will receive a quarterly retainer of $6,000, plus $4,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair will receive a quarterly retainer of $1,250 and the Independent Chair will receive a quarterly retainer of $2,500. Previously, the Independent Trustees of the Trust received a quarterly retainer of $5,000 and there were no retainers for the Audit Committee Chair or the Independent Chair. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the fiscal year ended September 30, 2017, the Independent Trustees received the following compensation:

Independent Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
J. Wayne Hutchens	$36,000	$0	$0	$36,000
Patrick Seese	$36,000	$0	$0	$36,000
Ward D. Armstrong	$36,000	$0	$0	$36,000

*	The Fund Complex currently consists of 12 series of the Trust and any other investment companies for which Manifold Partners, LLC, Lee Capital Management, L.P., or Carret Asset Management, LLC provides investment advisory services, currently none.

Part B - 52

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

INVESTMENT MANAGER

Manifold Partners, LLC (“Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio. The Adviser’s principal address is 455 Market Street 12th Floor, San Francisco, CA 94105 USA.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee for each Fund based on the Fund’s average daily net assets. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Fund	Contractual Advisory Fee (%) (annual rate)
American Independence Global Tactical Allocation Fund	0.75%
American Independence Kansas Tax-Exempt Bond Fund	0.30%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon sixty (60) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreements will be provided in the Funds’ annual report to shareholders for the period ended September 30, 2018.

The Adviser has contractually agreed to limit the amount of each Fund’s total annual fund operating expenses, exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, distribution services fees (i.e., Rule 12b-1 fees), shareholder service fees, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business, to the amount for each Fund specified in the chart below of the relevant Fund’s average daily net assets for Institutional Class shares and Class A shares.

Fund	Institutional Class	Class A
American Independence Global Tactical Allocation Fund	0.95%	0.95%
American Independence Kansas Tax-Exempt Bond Fund	0.48%	0.48%

This agreement is in effect through January 31, 2021. The Adviser may not terminate this waiver without the approval by the Funds’ Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

Part B - 53

Sub-Advisers

The Adviser has engaged Lee Capital Management, L.P. as sub-adviser to the American Independence Global Tactical Allocation Fund. Lee Capital is located at 57 River Street, Wellesley, MA 02481.

The Adviser has engaged Carret Asset Management, LLC as sub-adviser to the American Independence Kansas Tax-Exempt Bond Fund. Carret is located at 320 Park Avenue, 18th Floor, New York, NY 10022.

The following table shows the sub-advisory fees that the Adviser pays to the Sub-Advisers from the advisory fees received. The Sub-Advisers also share half of any Fund’s expenses waived and reimbursed by the Adviser.

Fund	Sub-advisory Fee
American Independence Global Tactical Allocation Fund	0.375% (37.5 basis points) of the Fund’s average daily net assets
American Independence Kansas Tax-Exempt Bond Fund	0.15% (15 basis points) of the Fund’s average daily net assets

The Adviser has overall supervisory responsibilities for the general management and investment of the Funds’ securities portfolio, which are subject to review and approval by the Board of Trustees. Such responsibilities include (a) setting the Funds’ investment objective; (b) evaluating, selecting and recommending a Sub-Adviser to manage the assets if it finds it appropriate; (c) monitoring and evaluating the performance of the Sub-Adviser, including their compliance with the investment objectives, policies and restrictions of the Funds; and (d) implementing procedures to ensure that the Sub-Adviser complies with the Funds’ investment objectives, policies and restrictions.

The Sub-Advisory Agreements will continue in effect for a period beyond two years from the date of their execution so long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board, and (ii) by a majority of the Trustees who are not parties to such Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Contract and will terminate automatically if assigned.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Funds. The Distributor is not obligated to sell any specific amount of Fund shares.

Part B - 54

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Funds currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the Trust’s Proxy Voting Policies and Procedures and a summary of the Adviser’s proxy voting policies that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of a Fund or the Adviser, on the other. Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-[_______] and (ii) on the SEC’s website at http://www.sec.gov.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Funds’ service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for each Fund. Unless noted otherwise, all information is provided as of March 31, 2018.

Other Accounts Managed by Portfolio Manager

The table below identifies as of March 31, 2018, the number of accounts (other than the Funds with respect to which information is provided) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Part B - 55

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)*	Number*	Total Assets (in millions)*
Charles McNally	1	$100	1**	$32	0	$0
Joseph Demmler	1	$100	1	$100	21	$202
Nathan Eigerman	1	$100	1	$100	21	$202
Neil D. Klein	1	$44	0	$0	1284	$1600
Jason R. Graybill	1	$154	0	$0	1284	$1600

*	If an account was managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

**	One account with total market value of $32 million is subject to a performance-based advisory fee.

Portfolio Manager Compensation

Each portfolio manager’s compensation consists primarily of a fixed base salary and a discretionary cash bonus. The bonus compensation will be reviewed annually and will be determined by a number of factors including, the relative investment performance of the portfolios versus the benchmark upon which the Funds are compared, before taxes, for a one year period of time; the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

Each Portfolio Manager also receives employee benefits, which may include health care and other insurance benefits as well as participation in the 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser, the Sub-Advisers and the Funds have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests. The Adviser has also adopted trade allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Part B - 56

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of March 31, 2018.

Part B - 57

Portfolio Manager	Dollar Range of Ownership of Securities
	American Independence Global Tactical Allocation Fund	American Independence Kansas Tax-Exempt Bond Fund
Charles McNally	$5,000 - $10,000	$0
Joseph Demmler	$0	$0
Nathan Eigerman	$0	$0
Neil D. Klein	$0	$0
Jason R. Graybill	$0	$0

NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). A Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the mean of the last bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the Adviser, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information primary concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. Except as specifically noted below, the following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (or entities treated as corporations for U.S. tax purposes), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

Part B - 58

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the policy of the American Independence Global Tactical Allocation Fund to distribute at quarterly to shareholders as “ordinary income dividends” substantially all of their investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). The American Independence Kansas Tax-Exempt Bond Fund makes such net income distributions monthly. It is the policy of both Funds to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.” Capital gains for both Funds are distributed at least annually.

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to a Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Part B - 59

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. Each Fund also intends to be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

Part B - 60

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain dividends paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-over dividends”). Spill-over dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital loss for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund may be carried forward indefinitely until they can be used to offset capital gains. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, future capital gains offset by carried-forward capital losses are generally subject to taxation as ordinary dividends to shareholders if distributed. Accordingly, the Funds do not expect to distribute any capital gains offset by carried-forward capital losses. The Funds cannot carry back or carry forward any net operating losses. Because the Funds have not yet commenced operations as the date of this Statement of Additional Information, they have no accumulated capital loss carryforwards.

Part B - 61

A regulated investment company may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to the shareholders of record on a date in October, November or December of that preceding year.

Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders, but would not reduce the total return on a shareholder’s investment. If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. A Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Portions of a Fund’s distributions may be derived from qualified dividend income.

Part B - 62

Distributions of earnings and gains to shareholders even if they are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain amounts. Holders of Fund shares should consult their tax advisers regarding the effect, if any, of this legislation on their ownership and disposition of Fund shares.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% (or possibly 65% in certain cases) dividends received deduction with respect to qualifying dividends received by a Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

The assets of American Independence Kansas Tax-Exempt Bond Fund (the “Kansas Fund”) will qualify to pay exempt-interest dividends only if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Kansas Fund consists of obligations described in Section 103(a) of the Code (generally, State or local bonds).

Exempt-interest dividends paid by the Kansas Fund are exempt from regular federal income taxes, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. No distributions paid by the Kansas Fund are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Part B - 63

Tax-exempt income must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax.

Because the Kansas Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Kansas Funds is not deductible for U.S. federal income tax purposes.

Shares of the Kansas Fund generally would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, not only would the shareholder not gain any current benefit from the Funds’ dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed from the plan.

Although interest on certain private activity bonds is exempt from regular federal income tax, such interest is a tax preference item for taxpayers when determining their alternative minimum tax under the Code and could subject a shareholder to or increase the shareholder’s liability under the federal alternative minimum tax, depending on the shareholder’s personal or corporate tax position. Under tax legislation enacted in 2017, corporations are no longer subject to the alternative minimum tax for their taxable years beginning after December 31, 2017. In addition, the Kansas Fund may be an inappropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” owned by the Fund or “related persons” thereof. A “substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business provided one of the following is true: (i) the person’s gross revenues derived with respect to the facilities financed by the issuance of bonds are more than five percent of the total revenues derived by all users of such facilities; (ii) the person occupies more than five percent of the usable area of such facilities; or (iii) the facilities or a part thereof were specifically constructed, reconstructed or acquired for the person. “Related persons” generally includes certain (i) related natural persons, (ii) members of a controlled group of corporations, (iii) partnership and its partners (and their spouses and minor children), and (iv) S corporations and its shareholders (and their spouses and minor children).

The Tax Cuts and Jobs Act

The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “2017 Tax Act”) substantially alters the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Several specific provisions of the 2017 Tax Act are described in the relevant portions of this SAI. The 2017 Tax Act also makes numerous changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. Most of the changes applicable to individuals are temporary and apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. The 2017 Tax Act does not change the maximum federal income tax rates that apply to long-term capital gains recognized by noncorporate taxpayers, but it does alter the income thresholds at which such tax rates become applicable.

The 2017 Tax Act also establishes a deduction of up to 20% for qualified business income from certain pass-through businesses, including publicly traded partnerships and REITs. Under current law, this deduction will not be available for income from regulated investment companies, including the Funds.

Part B - 64

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Non-U.S. Taxes

Investments in non-U.S. securities may cause a Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain holding period and other limitations imposed by the Code.

If a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds do not anticipate that they will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Part B - 65

REITs

A Fund’s investments in REIT equity securities, if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If a Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Under the 2017 Tax Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% deduction by noncorporate taxpayers. The 2017 Tax Act does not permit a regulated investment company, such as a Fund, to pass the special character of this income through to its shareholders. It is uncertain whether a future technical corrections bill or regulations issued by the IRS will address this issue to enable a Fund to pass through the special character of “qualified REIT dividends” to its shareholders.

Passive Foreign Investment Companies

The Global Tactical Allocation Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Under proposed Treasury Regulations issued by the IRS, earnings included in income under a QEF election would not be qualifying income for a regulated investment company unless such earnings are distributed in the taxable year in which they are earned. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend will not be eligible to be treated as qualified dividend income.

Exchange-Traded Notes

A Fund may invest in exchange-traded notes (“ETNs”). The tax treatment of ETNs will depend upon the particular features of the ETN in question, and may present significant uncertainties.

Part B - 66

Some ETNs are properly treated as indebtedness for federal income tax purposes. A Fund that owns such an ETN will be required to take into account interest income on the ETN on the accrual method. If the ETN is issued or purchased at a discount, the purchasing Fund may be required to take the discount into income as original issue discount or market discount. See “Securities Issued or Purchased at a Discount.”

Other ETNs are properly treated as prepaid forward or derivative contracts for U.S. federal income tax purposes. The tax consequences of an investment in such ETNs are unclear under current law. A Fund that holds such ETNs may not report any taxable income or loss over the term of the ETNs prior to their taxable disposition (including at maturity or pursuant to an early redemption or call). Upon a taxable disposition of a note, a Fund would report gain or loss equal to the difference between the amount realized on the taxable disposition and the Fund’s tax basis in the note, which should equal the amount paid to acquire the note. This gain or loss should be long term capital gain or loss if the Fund has held the note for more than one year at that time.

In addition, some ETNs may be taxed as “section 1256 contracts.” See “Options and Other Financial Products” below.

Because of the absence of controlling authority, there are significant uncertainties regarding the tax consequences of a Fund’s ownership and disposition of ETNs treated as a prepaid forward or derivative contract. For example, the Fund might be required to include amounts in income during the term of the ETN notes and/or to treat all or a portion of the gain or loss on the taxable disposition of the ETN as ordinary income or loss or as short term capital gain or loss, without regard to how long the Fund holds the ETN.

An investment in an ETN that is linked to a commodities index would also present uncertainties concerning whether income from the investment is qualifying income for purposes of the Fund’s qualification as a regulated investment company. Qualifying income includes gains from the sale or other disposition of securities, as well as “other income” derived with respect to a regulated investment company’s business of investment in securities. For this purpose, the term “securities” has the meaning provided in the 1940 Act. However, the IRS’s position is that there is no conclusive authority concerning whether a derivative contract on commodities is included within the 1940 Act’s definition of “security.” For several years, the IRS regularly issued private rulings that treated commodity-linked notes as producing qualifying income, but since then the IRS has generally stopped issuing rulings that require a determination of whether a financial instrument is a security under the 1940 Act. Accordingly, there can be no assurance that income derived by a Fund from a commodities-linked ETN will be qualifying income.

Options and Other Financial Products

A Fund’s investments in options, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Part B - 67

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of a Fund as a regulated investment company.

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Part B - 68

Securities Issued or Purchased at a Discount

A Fund’s investment in debt obligations issued at a discount and certain other obligations will (and investments in debt obligations purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an affected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An affected Fund may realize gains or losses from such sales. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Prior to the 2017 Tax Act, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. Gain on the disposition of market discount bonds is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

The 2017 Tax Act requires accrual-method taxpayers to recognize items of gross income for tax purposes in the year in which the taxpayer recognizes the income for financial accounting purposes. For such purposes, both original issue discount and market discount are accrued currently on a constant yield to maturity basis regardless of whether an election is made to include such income currently. It is uncertain whether the new tax legislation will accelerate the recognition by a Fund of original issue discount or market discount for income tax purposes.

High-Risk Securities

The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24% for tax years beginning after December 31, 2017 and before January 1, 2026.

Part B - 69

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

Legislation passed by Congress in 2008 requires a fund (or its administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information for fund shares purchased on or after January 1, 2012, and redeemed, exchanged or otherwise sold on or after that date. In addition to the present law requirement to report the gross proceeds from the sale of Fund shares, each Fund will also be required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. In the absence of an election by a shareholder to elect from certain cost basis methods which have been accepted by the IRS, a Fund will use its default cost basis method. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting law applies to them. The current law requirement to report only the gross proceeds from the sale of Fund shares will continue to apply to all fund shares acquired through December 31, 2011, and which are sold on and after that date.

Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in a Fund.

Reportable Transactions

If a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”) that are shareholders of a Fund may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2018. The FATCA withholding tax generally may be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and (b) by an NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury regulations.

Part B - 70

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax-exempt investors. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans or by other tax-exempt investors and the precise effect that investment in a Fund would have on their particular tax situation.

Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions.

State and local taxes

Dividends and other distributions paid by the Funds also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. State and local tax treatment may change if a Fund ever fails to qualify as a regulated investment company for federal income tax purposes. The treatment also may change if a Fund fails to meet certain reporting and filing requirements under state laws and regulations.

Part B - 71

The assets of the Kansas Fund include interest bearing obligations issued on behalf of the State of Kansas and political subdivisions thereof (the “Kansas Bonds”). The following discussion relating to Kansas state and local income tax only addresses the taxation of persons who are full-time residents of the State of Kansas.

Interest dividends distributed by the Kansas Fund, that are excluded from gross income for federal tax purposes and are attributable to interest on (i) Kansas Bonds issued after December 31, 1987, (ii) certain bonds for which interest thereon has been exempted by state law (i.e., obligations issued as Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, and Urban Renewal Bonds); and (iii) certain other obligations of Kansas or any political subdivisions of Kansas issued before 1988 as determined by the authorizing legislation, are excludible from taxable income for purposes of the State of Kansas’s income tax (the “Kansas Income Tax”) on individuals, fiduciaries and corporations (other than insurance companies, national banking associations, banks, trust companies, federally chartered savings banks and savings and loan associations). Such tax-exempt interest from the Kansas Fund may be subject to the taxes imposed by the State of Kansas on insurance companies, national banking associations, banks, trust companies, federally chartered savings banks and savings and loan associations, when received by shareholders subject to such taxes.

Distributions from the Kansas Fund, other than interest dividends described in the foregoing paragraph will generally be subject to the Kansas Income Tax. In addition, you generally will be subject to the Kansas Income Tax on the gain recognized on the sale or redemption of a share of the Kansas Fund.

Interest on indebtedness incurred or continued to purchase or carry shares of the Kansas Fund are not deductible for purposes of the Kansas Income Tax. Ownership of shares in the Kansas Fund may result in other Kansas tax consequences and prospective investors should consult their tax advisors.

This discussion is based on Kansas laws as enacted and construed on the date of this SAI and in certain cases on administrative guidance from state revenue departments. Such laws and interpretation are subject to change. Fund shares and Fund distributions may be subject to other state and local taxes not discussed above.

Tax Cuts and Jobs Act

The Tax Cuts and Jobs Act enacted on December 22, 2017 (the “Act”) substantially alters the U.S. federal income tax rules. Although the Act does not specifically change the tax rules that apply to regulated investment companies such as the Funds, provisions of the Act may significantly affect investments in the Funds. Among many other tax changes introduced by the Act, the Act changes marginal income tax rates applicable to individuals and other taxpayers. The Act does not change the federal income tax rates that apply to long-term capital gains for individual and other noncorporate tax payers, but it does alter the income thresholds at which such tax rates become applicable. The Act also establishes a 20% deduction for qualified business income from certain pass-through business. Under current law, this deduction will not be available for income from regulated investment companies, including the Funds.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware statutory trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

Part B - 72

The Trust is anticipated to consist of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to a Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

Part B - 73

OTHER INFORMATION ABOUT THE FUNDS

Custodian. INTRUST Bank, N.A., located at 105 North Main Street, Wichita, Kansas 67202, serves as the custodian for the Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Funds an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. ("Cohen") serves as the Trust’s independent registered public accounting firm. Cohen provides audit services, tax return preparation and assistance. Cohen is located at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. A Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

A Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in a Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL HIGHLIGHTS

Because the Funds have not yet commenced operations as the date of this Statement of Additional Information, there are no financial highlights for the Funds. When available, you can obtain additional copies of the Annual Report at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

Part B - 74

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Appendix A - 1

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Appendix A - 2

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Appendix A - 3

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Appendix A - 4

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

Appendix A - 5

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Appendix A - 6

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

Appendix A - 7

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

Appendix A - 8

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

Appendix A - 9

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Appendix A - 10

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Appendix A - 11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Funds, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

Appendix B - 1

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

MANIFOLD PARTNERS, LLC

SUMMARY OF PROXY VOTING POLICIES

GENERAL POLICY

Manifold Partners, as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies and other clients (“Clients”) for which it provides discretionary investment management services. Manifold Partners has designed these proxy voting policies and procedures (“Proxy Procedures”) to ensure that proxies are voted in the best interest of our Clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in Client accounts and to be free from conflicts of interest. The policies articulated in these Proxy Procedures pertain to all of Manifold Partners’ Clients.

Manifold Partners has engaged Broadridge as its proxy voting agent to vote the proxies of securities held in Client accounts for which Manifold Partners has proxy voting authority. Manifold Partners utilizes Broadridge’s ProxyEdge® Internet tool to review upcoming shareholder meetings or similar corporate actions affecting holdings in Client accounts. Manifold Partners has authorized Broadridge to vote proxies with respect to securities held in Client accounts in accordance with recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is an independent research firm that provides proxy voting services to more than 100 institutional clients and has developed best practices in corporate governance consistent with the best interest of investors. Manifold Partners has established a Proxy Voting Committee to oversee the proxy voting process and to vote on any proxies for which Glass Lewis does not vote (see “Procedures for Voting Proxies” below for further details). The Proxy Committee is composed of representatives of Manifold Partners’ compliance, relationship management and portfolio management departments. The Proxy Committee reviews and, as necessary, may amend periodically these Proxy Procedures to address new or revised proxy voting policies or procedures and/or issues raised by regulators and/or industry groups. The Proxy Voting Committee will also evaluate the performance of Glass Lewis on a periodic basis.

Where Manifold Partners has delegated day-to-day investment management responsibilities to an investment sub-adviser for a Client account, Manifold Partners will not delegate proxy voting responsibility to such investment sub-adviser.

PROCEDURES FOR VOTING PROXIES

General. The custodians for Client accounts transmit proxy notices to Broadridge through electronic interfaces. As the proxy voting agent, Broadridge monitors and votes the proxies on behalf of Manifold Partners’ Client accounts. In general, all proxies received from issuers of securities held in Client accounts are referred to Glass Lewis for its analysis and recommendation as to each matter being submitted for a vote. Glass Lewis reviews such proxy proposals and makes voting recommendations in accordance with its proxy voting guidelines. These guidelines address a wide variety of topics, including among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers and various shareholder proposals. Manifold Partners has concluded that the Glass Lewis guidelines are substantially in accord with Manifold Partners’ own philosophy regarding appropriate corporate governance and conduct. Securities will be voted in accordance with Glass Lewis’ voting recommendations. Manifold Partners does not intend to deviate from Glass Lewis’s recommendations on any proxy proposals except in extraordinary circumstances.

Appendix B - 2

Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its current Proxy Paper Guidelines (“Proxy Guidelines”). Glass Lewis conducts a careful analysis of each issuer looking specifically at numerous factors including, among other things, the composition of the issuer’s board, the issuer’s financial reporting, the integrity of the issuer’s financial statements, compensation plans, and governance structure. Manifold Partners has reviewed and accepted the Glass Lewis Proxy Guidelines and expects that the board of trustees of any investment company advised by Manifold Partners will also accept the Glass Lewis Proxy Guidelines. Manifold Partners’ Chief Compliance Officer or her designee will annually review the Glass Lewis Proxy Guidelines to ensure that they remain appropriate and relevant to Manifold Partners’ proxy voting needs.

Non-Votes. If Glass Lewis does not provide an analysis or recommendation for voting a particular proxy measure or measures, Manifold Partners will generally abstain, if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as Manifold Partners deems appropriate under the circumstances. However, two members of the Proxy Committee, including at least one representative from portfolio management may decide how to vote such proxy. Examples where Manifold Partners may not vote a security include certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

CONFLICTS OF INTEREST

The use of Glass Lewis minimizes the number of potential conflicts of interest Manifold Partners faces in voting proxies, but Manifold Partners maintains procedures designed to identify and address conflicts that do arise. Proxy votes that may involve an apparent conflict of interest are identified and referred to the Proxy Committee to resolve. Any Proxy Committee member who is subject to the identified conflict of interest will not participate in the Proxy Committee’s vote on the matter in question.

Manifold’s compliance personnel will record and maintain minutes for Proxy Committee meetings with respect to possible conflicts of interest in order to (i) document the factors that were considered by the Proxy Committee regarding any apparent conflict of interest and (ii) establish a record as to basis for the Proxy Committee’s decision.

Potential conflicts of interest may include:

•	The issuer that is soliciting Manifold Partners’ proxy vote is also a client of Manifold Partners or an affiliate of Manifold Partners;

•	A Manifold Partners employee has acquired non-public information about an issuer that is soliciting proxies;

•	A Manifold Partners employee has a business or personal relationship with, or financial interest in, the issuer or officer or board member of the issuer; or

•	A Manifold Partners employee is contacted by management or a board member of a company regarding an upcoming proxy vote.

Appendix B - 3

REPORTING AND DISCLOSURE

Once each year, Manifold Partners shall include in its presentation materials to the board of trustees of the investment company for which it serves as investment adviser, a record of each proxy voted with respect to portfolio securities of the investment company during the year. With respect to those proxies that Manifold Partners has identified as involving a conflict of interest or that it has not voted, Manifold Partners will submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy or in the case of non-votes, why it did not vote.

With respect to the investment company for which Manifold Partners serves as investment adviser, Manifold Partners will utilize Broadridge to prepare and file the annual N-PX. Manifold Partners reviews the report and approves it prior to filing. Shareholders of the investment company may receive a copy of the filed report upon request. Manifold Partners shall disclose within its Form ADV how other Clients can obtain information on how their securities were voted. Manifold Partners shall also describe this proxy voting policy and procedures in its Form ADV, along with a disclosure that a Client shall be provided a copy upon request.

RECORDKEEPING

Manifold Partners, in conjunction with Broadridge and Glass Lewis, shall retain records relating to the voting of proxies, including:

(1)	A copy of this proxy voting policy and procedures relating to the voting of proxies.

(2)	A copy of each proxy statement received by Manifold Partners regarding portfolio securities in Client accounts (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database).

(3)	A record of each vote cast by Manifold Partners on behalf of a Client (this requirement may be satisfied by a third party who has agreed in writing to do so).

(4)	A copy of each written Client request for information on how Manifold Partners voted proxies on behalf of that Client’s account, and a copy of any written response by Manifold Partners to the Client account.

(5)	A copy of any document prepared by Manifold Partners that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

These proxy records, required by Rule 204-2(c)(2) under the Investment Advisers Act of 1940, shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of Manifold Partners.

Appendix B - 4

PART C. OTHER INFORMATION

Item 15. Indemnification

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article 8 of the Registrant’s Declaration of Trust (Exhibit (a)(1) to the Registration Statement) and Section 7 of each of the Distribution Agreements (Exhibits (e)(1), (6) and (11)) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 16.	Exhibits
	(1)	(a)	Declaration of Trust of Registrant.(2)
		(b)	Certificate of Trust of Registrant, as filed with the State of Delaware on January 12, 2012.(2)
		(c)	Certificate of Amendment of Certificate of Trust of Registrant, as filed with the State of Delaware on May 18, 2012.(2)
	(2)		Bylaws of Registrant.(1)
	(3)		Not applicable.
	(4)	(a)	Form of Agreement and Plan of Reorganization among Registrant, on behalf of Seven Canyons World Innovators Fund, Wasatch Funds Trust, on behalf of Wasatch World Innovators Fund, and Seven Canyons Advisors, LLC.(23)

	(b)	Form of Agreement and Plan of Reorganization among Registrant, on behalf of Seven Canyons Strategic Income Fund, Wasatch Funds Trust, on behalf of Wasatch Strategic Income Fund, and Seven Canyons Advisors, LLC.(23)
	(c)	Form of Agreement and Plan of Reorganization among Registrant, on behalf of the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund, on behalf of the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund American Independence Funds Trust and Manifold Partners, LLC (25).
(5)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).
(6)	(a)	Investment Advisory Agreement dated December 19, 2013 between Registrant and Meritage Capital, LLC with respect to the Insignia Macro Fund.(7)
	(b)	Investment Sub-Advisory Agreement dated December 19, 2013 among Registrant, Meritage Capital, LLC and Sage Advisory Services, Ltd. Co. with respect to the Insignia Macro Fund.(7)
	(c)	Investment Advisory Agreement dated July 15, 2015 between Registrant and DDJ Capital Management, LLC with respect to the DDJ Opportunistic High Yield Fund.(15)
	(d)	Investment Advisory Agreement dated September 8, 2015 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)
	(e)	Amendment dated April 26, 2016 to Investment Advisory Agreement dated September 8, 2015 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Select Fund and Clarkston Founders Fund.(18)
	(f)	Investment Advisory Agreement dated October 2, 2017 between Registrant and Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
	(g)	Form of Investment Advisory Agreement between Registrant and Investment Advisory Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund. (22)
	(h)	Form of Investment Advisory Agreement between Registrant and Manifold Partners, LLC with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund. (24)
(7)	(a)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(22)
	(b)	Amendment to Distribution Agreement dated May 4, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(22)
	(c)	Form of Amendment No. 2 to Distribution Agreement dated [__________, 2018] between Registrant and ALPS Distributors, Inc. (24)
	(d)	Form of Broker Dealer Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(5)
	(e)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(5)

	(f)	Form of Fund/SERV Agreement between ALPS Distributors, Inc. and servicing firm.(5)
	(g)	Form of NETWORKING Agreement between ALPS Distributors, Inc. and servicing firm.(5)
(8)		None.
(9)	(a)	Amendment dated December 9, 2013 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) with respect to the Insignia Macro Fund.(7)
	(b)	Amendment dated July 15, 2015 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) with respect to the DDJ Opportunistic High Yield Fund.(15)
	(c)	Amendment dated September 8, 2015 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)
	(d)	Amendment dated April 26, 2016 to Global Custody Agreement For Foreign and Domestic Securities dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) with respect to the Clarkston Select Fund and the Clarkston Founders Fund.(18)
	(e)	Addendum dated [__________, 2018] to Global Custody Agreement For Special Assets dated November 29, 2012, as amended, between Registrant and MUFG Union Bank, National Association (f/k/a Union Bank, N.A.) (to be filed).
	(f)	Custody Agreement dated October 2, 2017 between Registrant and U.S. Bank National Association with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
	(g)	Form of Custody Agreement between Registrant and State Street Bank and Trust Company with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund. (22)
	(h)	Form of Custody Agreement dated [_________________, 2018] between Registrant and INTRUST Bank N.A. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund (25).
(10)	(a)	Distribution and Services (12b-1) Plan (Class A) – Insignia Macro Fund.(7)
	(b)	Distribution and Services (12b-1) Plan (Class II) – DDJ Opportunistic High Yield Fund.(15)
	(c)	Distribution and Services (12b-1) Plan (Class A) - Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)
	(d)	Distribution and Services (12b-1) Plan (Class A) - American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund.(24)
	(e)	Amended and Restated Shareholder Services Plan (Class I) – DDJ Opportunistic High Yield Fund.(18)

	(f)	Amended and Restated Shareholder Services Plan (Class II) – DDJ Opportunistic High Yield Fund.(18)
	(g)	Amended and Restated Shareholder Services Plan (Institutional Class) – Clarkston Partners Fund.(18)
	(h)	Amended and Restated Shareholder Services Plan (Institutional Class) – Clarkston Fund.(18)
	(i)	Shareholder Services Plan (Institutional Class) – Clarkston Select Fund.(18)
	(j)	Shareholder Services Plan (Institutional Class) – Clarkston Founders Fund.(18)
	(k)	Shareholder Services Plan (Institutional Class) – Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)
	(l)	Shareholder Services Plan (Class A) – Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)
	(m)	Form of Shareholder Services Plan (Class A) – American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund.(24)
	(n)	Rule 18f-3 Plan – Insignia Macro Fund.(7)
	(o)	Rule 18f-3 Plan – DDJ Opportunistic High Yield Fund.(15)
	(p)	Rule 18f-3 Plan – Clarkston Partners Fund.(16)
	(q)	Rule 18f-3 Plan - Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)
	(r)	Form of Rule 18f-3 Plan - Seven Canyons World Innovators Fund. (22)
	(s)	Form of Rule 18f-3 Plan - American Independence Global Tactical Allocation Fund and American Independence Kansas Tax-Exempt Bond Fund.(24)
(11)		Opinion of Davis Graham and Stubbs LLP, counsel to Registrant, as to legality of shares of the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund (25).
(12)	(a)	Form of Tax Opinion (filed herewith).
(13)	(a)	Transfer Agency and Services Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(7)
	(b)	Amendment dated January 1, 2018 to Transfer Agency and Service Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(21)
	(c)	Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)
	(d)	Amendment dated April 26, 2016 to Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Select Fund and the Clarkston Founders Fund.(18)
	(e)	Transfer Agency and Service Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(15)

(f)	Transfer Agency and Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
(g)	Form of Transfer Agency and Services Agreement between ALPS Fund Services, Inc. and ALPS Series Trust. (21)
(h)	Form of Transfer Agency and Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund. (22)
(i)	Form of Transfer Agency and Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(24)
(j)	Administration, Bookkeeping and Pricing Services Agreement dated December 19, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(7)
(k)	Administration, Bookkeeping and Pricing Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect the DDJ Opportunistic High Yield Fund.(15)
(l)	Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect the Clarkston Partners Fund and the Clarkston Fund.(16)
(m)	Amendment dated April 26, 2016 to Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. with respect the Clarkston Select Fund and the Clarkston Founders Fund.(18)
(n)	Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
(o)	Form of Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund. (22)
(p)	Form of Administration, Bookkeeping and Pricing Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(24)
(q)	Chief Compliance Officer Services Agreement dated December 19, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund.(7)
(r)	Amendment dated January 1, 2018 to Chief Compliance Officer Services Agreement dated December 9, 2013 between Registrant and ALPS Fund Services, Inc. with respect to the Insignia Macro Fund. (21)
(s)	Chief Compliance Officer Services Agreement dated July 15, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the DDJ Opportunistic High Yield Fund.(15)

	(t)	Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)
	(u)	Amendment dated April 26, 2016 to Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Select Fund and the Clarkston Founders Fund.(18)
	(v)	Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
	(w)	Amendment dated January 4, 2018 to Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(21)
	(x)	Form of Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund. (22)
	(y)	Form of Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(24)
	(z)	Fee Waiver Letter Agreement dated November 16, 2017 between Registrant and Meritage Capital, LLC with respect to the Insignia Macro Fund.(21)
	(aa)	Fee Waiver Letter Agreement dated November 30, 2017 between Registrant and DDJ Capital Management, LLC with respect to the DDJ Opportunistic High Yield Fund.(21)
	(bb)	Fee Waiver Letter Agreement dated November 30, 2017 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, the Clarkston Fund, the Clarkston Select Fund and the Clarkston Founders Fund.(21)
	(cc)	Fee Waiver Letter Agreement dated October 2, 2017 between Registrant and Beacon Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
	(dd)	Form of Fee Waiver Letter Agreement between Registrant and Seven Canyons Advisors, LLC with respect to the Seven Canyons Strategic Income Fund and the Seven Canyons World Innovators Fund. (22)
	(ee)	Form of Fee Waiver Letter Agreement between Registrant and Manifold Partners, LLC with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.(24)
	(ff)	Special Custody Account Agreement dated October 2, 2017 among U.S. Bank, N.A., Jefferies LLC and Registrant on behalf of the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)
(14)	(a)	Consent of Grant Thornton LLP with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund (filed herewith).

	(b)	Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm to Registrant with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund (filed herewith).
(15)		None.
(16)		Power of Attorney, dated June 14, 2018 (25).
(17)	(a)	Code of Ethics for Registrant, as of October 30, 2012, as amended November 14, 2016.(19)
	(b)	Code of Ethics for ALPS Holdings, Inc. and its subsidiaries and affiliates, including ALPS Distributors, Inc. and ALPS Fund Services, dated May 1, 2010, as amended July 1, 2017.(20)
	(c)	Code of Ethics for Meritage Capital, LLC, dated November 1, 2013.(7)
	(d)	Code of Ethics for Sage Advisory Services, Ltd. Co.(7)
	(e)	Code of Ethics for DDJ Capital Management, LLC, dated October 10, 2013.(15)
	(f)	Code of Ethics for Clarkston Capital Partners, LLC, dated April 29, 2013.(16)
	(g)	Code of Ethics for Beacon Investment Advisory Services, Inc.(20)
	(h)	Code of Ethics for Seven Canyons Advisors, LLC.(23)
	(i)	Code of Ethics for Manifold Partners, LLC (25).
	(j)	Code of Ethics for Carret Asset Management, LLC.(24)
	(k)	Code of Ethics for Lee Capital Management, L.P.(24)

(1)	Incorporated by reference to Registrant’s Registration Statement filed on September 17, 2012.

(2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on November 19, 2012.

(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 filed on December 19, 2012.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on July 31, 2013.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 24, 2013.

(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 16, 2013.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on December 19, 2013.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on February 24, 2014.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on June 30, 2014.

(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on August 8, 2014.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 29, 2014.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on October 1, 2014.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on January 29, 2015.

(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on February 27, 2015.

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 15, 2015.

(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 filed on September 8, 2015.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed on January 29, 2016.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 55 filed on April 26, 2016.

(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No.57 filed on January 27, 2017.

(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 61 filed on September 29, 2017.

(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed on January 29, 2018.

(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed on May 24, 2018.

(23)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 11, 2018.

(24) (25)

Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed on June 13, 2018.

Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant filed on June 22, 2018.

Item 17.	Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file in a post-effective amendment to this registration statement a final tax opinion promptly subsequent to the closing of the transaction.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on July 24, 2018.

ALPS SERIES TRUST
(Registrant)

By:	/s/ Jeremy O. May
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Jeremy O. May	President, Trustee and Principal	July 24, 2018
Jeremy O. May	Executive Officer

/s/ Ward D. Armstrong	Trustee and Chairman	July 24, 2018
Ward D. Armstrong*

/s/ J. Wayne Hutchens	Trustee	July 24, 2018
J. Wayne Hutchens*

/s/ Patrick Seese	Trustee	July 24, 2018
Patrick Seese*

/s/ Kimberly R. Storms	Treasurer and Principal Financial	July 24, 2018
Kimberly R. Storms	Officer

*	Signature affixed by Richard C. Noyes pursuant to a Power of Attorney dated June 14, 2018.

Exhibit List

(12)	(a)	Form of Tax Opinion.
(14)	(a)	Consent of Grant Thornton LLP with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.
(14)	(b)	Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm to Registrant with respect to the American Independence Global Tactical Allocation Fund and the American Independence Kansas Tax-Exempt Bond Fund.